Securities Act Registration No. 333-181176
Investment Company Act Registration No. 811-22696
As filed with the Securities and Exchange Commission on June 16, 2023

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933
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Pre-Effective Amendment No. ___
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Post-Effective Amendment No. 101
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and/or
REGISTRATION STATEMENT
UNDER THE INVESTMENT COMPANY ACT OF 1940
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Amendment No. 102
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Victory Portfolios II
(Exact Name of Registrant as Specified in Charter)

4900 Tiedeman Road, 4th Floor, Brooklyn, OH 44144
(Address of Principal Executive Offices)
(877) 660-4400
(Area Code and Telephone Number)

With copy to:
James K. De Vries Victory Portfolios II 15935 La Cantera Parkway San Antonio, Texas 78256	Jay G. Baris Sidley Austin LLP 787 Seventh Avenue New York, New York 10019
Approximate date of proposed public offering: As soon as practicable after the effective date of the Registration Statement.
It is proposed that this filing will become effective:
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Immediately upon filing pursuant to paragraph (b)
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On June 20, 2023, pursuant to paragraph (b)
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60 days after filing pursuant to paragraph (a)(1)
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On (date) pursuant to paragraph (a)(1)
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75 days after filing pursuant to paragraph (a)(2)
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On (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
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This post-effective amendment designates a new effective date for a previously filed post-effective amendment

June 20, 2023
Prospectus
VictoryShares Free Cash Flow ETF (VFLO)
Listed and traded on:
The Nasdaq Stock Market, LLC
The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
VictorySharesLiterature.com
866-376-7890

VictoryShares Free Cash Flow ETF Summary
Investment Objective
The VictoryShares Free Cash Flow ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Victory U.S. Large Cap Free Cash Flow Index (the “Index”).
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)	NONE
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.35%
Other Expenses[1]	0.31%
Total Annual Fund Operating Expenses	0.66%
Fee Waivers/Expense Reimbursements[2]	(0.27)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	0.39%
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Estimated for the current fiscal year.
2
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses through at least October 31, 2024, so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed 0.39%. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of the period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:
1 Year	3 Years
$40	$184
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover will generally indicate higher transaction costs resulting in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. Because the Fund has not yet commenced investment operations, no portfolio turnover information is available at this time.

VictoryShares Free Cash Flow ETF Summary
Principal Investment Strategies
Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its assets in securities in the Index. VettaFi LLC (the “Index Provider”) constructs the Index in accordance with a rules-based methodology that selects 50 companies from the S-Network US Equity Large/Mid-Cap 1000 Index (soon to be renamed VettaFi US Equity Large/Mid-Cap 1000 Index) (the “Parent Index”). As of May 31, 2023, the Index had a market capitalization range from $5.9 billion to $425 billion. The actual range of market capitalization will vary over time according to changes in market capitalization of the securities in the Parent Index. The Index Provider is not affiliated with the Fund or the Adviser.
The Index is designed to deliver exposure to equity securities of large-capitalization U.S. issuers within the Parent Index that have high free cash flow yields, which is a financial valuation metric that compares the free cash flow a company is expected to earn against its market value adjusted for a company’s debt and cash. The ratio is calculated by taking the free cash flow divided by the enterprise value. The initial Index universe is derived from the component companies of the Parent Index, excluding financial companies and real estate investment trusts. The Index Provider screens the initial universe of companies based on their projected free cash flows and earnings. Companies with negative projected free cash flows or earnings are removed from the Index universe. The remaining companies are ranked by their free cash flow yields. A growth score is then derived from each company’s growth metrics (e.g., sales trends and earnings trends) for the 75 companies with the highest free cash flow yields. The 50 companies with the highest growth scores are selected by the Index Provider for inclusion in the Index.
Free Cash Flow Yields =	Money the company has left over after paying its operating expenses and capital expenses
Enterprise Value: Total value of a company taking into consideration both the current share price (market capitalization) and the cost to pay off debt (net debt, or debt minus cash)
The Adviser believes that free cash flow is a useful measure for investors as it shows the cash a company has available after operating expenses and capital expenditures, indicating the company’s financial health and efficiency. A positive free cash flow indicates a company’s ability to generate sufficient revenue to maintain operations and potentially return value to shareholders.
The Index employs a rules-based methodology that assigns scores to certain attributes related to free cash flows. Securities that achieve a higher score, or “weighting,” comprise a proportionately higher amount of the Index. The rules-based methodology assigns weightings by measuring a combination of total free cash flow and free cash flow yield (that is, the yield that the company earns on its free cash flow). Individual companies are capped at 4% of the Index. The rules-based methodology also limits the amount of companies in any one sector. That is, companies in any one sector will not exceed 45% of the Index. In addition, the allocation of companies in any single sector (or “weighting”) will not exceed 20% of the weighting of that sector in the Parent Index. The Index rebalances quarterly and is reconstituted quarterly.
The Fund generally seeks to track the returns of the Index before fees and expenses by employing a replication strategy that seeks to hold all the stocks in the Index. The Fund also may invest up to 20% of its assets in instruments other than the securities in the Index, such as derivatives, including index futures, which the Fund may use for cash management to provide for liquidity to pay redemptions and fees (attempting to remain fully invested while maintaining liquidity).
The Fund will concentrate its investments (i.e., hold more than 25% of its assets) in a particular industry or group of industries to the extent that the Index is concentrated. As of the date of this
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VictoryShares Free Cash Flow ETF Summary
Prospectus, the Fund is not concentrated in any industry or group of industries. The degree to which certain sectors, industries, or asset classes are represented in the Index may change over time.
Principal Risks of Investing in the Fund
The Fund’s investments are subject to the following principal risks:
Equity Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company's earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods.
Limited History of Operations — The Fund is new and, therefore, has a limited history of operations for investors to evaluate.
Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels, and other fiscal and monetary policy changes; cybersecurity incidents, pandemics, and other public health crises; sanctions against a particular foreign country, its nationals, businesses, or industries; and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.
Large-Capitalization Stock Risk — The securities of large-sized companies may underperform the securities of smaller-sized companies or the market as a whole. The growth rate of larger, more established companies may lag those of smaller companies, especially during periods of economic expansion.
Free Cash Flow Risk — Investing in companies with high free cash flows could lead to underperformance during periods when such investments are unpopular, and fluctuations in market conditions, industry disruptions, or company-specific factors may jeopardize the generation of free cash flow. Moreover, anticipated increases in a company's free cash flows may not materialize.
Value Risk — Value investing entails investing in securities that are inexpensive relative to other securities based on ratios such as price to earnings or price to book. There may be periods when value investing is out of favor, and during which the investment performance of a fund using a value strategy may suffer. In addition, value stocks are subject to the risk that their intrinsic value may never be realized in the market.
Index Risk — The Fund attempts to track the performance of the Index. The Fund’s performance will be negatively affected by general declines in the securities and asset classes represented in the Index. In addition, because the Fund is not actively managed, unless a specific security is removed from the Index, the Fund generally will not sell a security because the security’s issuer was in financial trouble. The Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Passive Investment Risk — The Fund is not actively managed, and the Adviser does not take defensive positions under any market conditions, including declining markets.
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VictoryShares Free Cash Flow ETF Summary
Calculation Methodology Risk — The Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, nor the Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of an Index.
Tracking Error Risk — The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from its index. Tracking error may occur because of, among other reasons, differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.
Exchange-Traded Fund (“ETF”) Structure Risk — The Fund is structured as an ETF and, as a result, is subject to special risks, including:
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Not Individually Redeemable — The Fund’s shares are not individually redeemable and may be redeemed by the Fund at its net asset value per share (“NAV”) only in large blocks known as Creation Units. The Fund may incur brokerage costs purchasing enough shares to constitute a Creation Unit. Alternatively, the Fund may redeem your shares by selling them on the secondary market at prevailing market prices.
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Trading Issues — Trading in shares on the exchange operated by Nasdaq Stock Market, LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for the shares. In stressed market conditions, authorized participants may be unwilling to participate in the creation/redemption process, particularly if the market for shares becomes less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may lead to widening of bid-ask spreads and differences between the market price of the shares and the underlying value of those shares.
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Market Price Variance Risk — The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a bid-ask spread charged by the exchange specialists, market makers, or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly, particularly in times of market stress. This means that shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
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Authorized Participants Concentration Risk — A limited number of financial institutions may be responsible for all or a significant portion of the creation and redemption activity for the Fund. If these firms exit the business or are unable or unwilling to process creation and/or redemption orders, shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
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Intraday Indicative Value (“IIV”) Risk — The Exchange intends to disseminate the approximate per share value of the Fund’s published basket of securities (“Deposit Securities”) every 15 seconds (the “intraday indicative value” or “IIV”). The IIV is not a real-time update of the NAV per share of the Fund because the IIV may not be calculated in the same manner as the NAV. For example, the calculation of the NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV and, unlike the calculation of NAV, the IIV does not take into account Fund expenses. The IIV calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close which could affect premiums and discounts between the IIV and the market price of the shares. In addition, the IIV is based on the published Deposit Securities and not on the Fund’s actual holdings.
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VictoryShares Free Cash Flow ETF Summary
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Tax-Efficiency Risk — Redemptions of shares may be effected for cash, rather than in kind, which means that the Fund may need to sell portfolio securities in order to complete an in-cash redemption, and may recognize net gains on these sales. As a result, investments in the shares may be less tax-efficient than investments in ETFs that redeem solely or principally in kind, and the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
Large Shareholder Risk — Certain large shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund’s shares. The actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, an affiliated fund that operates as a fund-of-funds or 529 college savings plan) is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Concentration Risk — In following its methodology, the Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Index concentrates in the securities of issuers in a particular industry or sector, the Fund also can be expected to concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. If the Index is not concentrated in a particular industry or sector, the Fund will not concentrate in a particular industry or sector.
Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the investments in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Adviser. Markets for the investments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes, and may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.
Valuation Risk — The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues, or otherwise.
Derivatives Risk — Derivatives, including futures contracts, may involve risks different from, or greater than, those associated with more traditional investments. In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage, and liquidity risks. Derivatives may create leverage and expose the Fund to additional levels of risk, including greater losses from investments and increased volatility, than would otherwise have been the case had the Fund not engaged in the activities that created the leverage. As a result of investing in derivatives, the Fund could lose more than the amount it invests. Derivatives may be highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Derivatives also may be subject to counterparty risk, which includes the risk that the Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance by, the other party to the transaction.
You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
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VictoryShares Free Cash Flow ETF Summary
By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.
Investment Performance
No performance information is presented since the Fund does not yet have a full calendar year of performance. Performance data for the Fund is available online at www.VictorySharesLiterature.com or by calling 1-866-376-7890. A fund’s performance is not necessarily an indication of how that fund will perform in the future.
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser. The portfolio managers jointly and primarily responsible for day-to-day management of the Fund are members of the Adviser's Victory Solutions platform, which oversees the Adviser's rules-based investment strategies.
Portfolio Management
	Title	Tenure with the Fund
Mannik Dhillon, CFA	President, VictoryShares and Solutions	Since inception
Lance Humphrey, CFA	Portfolio Manager, VictoryShares and Solutions	Since inception
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares at NAV only in large blocks of 10,000 shares (each block of shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities by Authorized Participants (“APs”) that have entered into agreements with the Fund’s distributor. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund.
Shares of the Fund are listed for trading on the Exchange. Individual shares may only be purchased and sold in the secondary market through a broker or dealer at a market price. Because shares of the Fund trade at market prices rather than NAV, shares may trade at a price that is greater than (a premium), at, or less than (a discount) NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
For recent information about the Fund, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, visit VictorySharesLiterature.com.
Tax Information
The Fund’s distributions generally are taxable as ordinary income, qualified dividend income, or capital gains. A sale of shares may result in capital gain or loss.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares through an account maintained by a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Additional Fund Information

The VictoryShares Free Cash Flow ETF is organized as an exchange-traded fund (“ETF”).
The Fund’s investment objective is non-fundamental. In addition, the Fund’s policy to invest at least 80% of its assets in the securities of its underlying index is non-fundamental and may be changed by the Board of Trustees without shareholder approval upon at least 60 days’ prior written notice to shareholders. For purposes of the Fund’s 80% investment policy, “assets” means the Fund’s net assets plus the amount of any borrowings for investment purposes, exclusive of collateral held from securities lending. Any derivatives counted towards the Fund’s 80% policy will be valued at market value.
This section describes additional information about the principal investment strategies that the Fund will use under normal market conditions to pursue its investment objective, as well as any secondary strategies the Fund may use, and the related risks. This Prospectus does not attempt to describe all of the various investment techniques and types of investments that the Adviser may use in managing the Fund. The Fund’s Statement of Additional Information (“SAI”) includes more information about the Fund, its investments, and the related risks.
Information about the Fund’s principal investment strategy is provided in the summary section for the Fund. Below is additional information, describing in greater detail the principal investment strategy, including the practices and methodologies that the Adviser utilizes in pursuing the Fund’s investment objective and principal investment strategies, as well as the Fund’s principal investment risks.
In managing the Fund, the Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Under normal market conditions, the Fund pursues its investment objective by seeking to track the price and yield performance, before fees and expenses, of the Index maintained by the Index Provider. The Fund does not try to outperform the Index. The Fund will concentrate its investments (i.e., hold more than 25% of its assets) in a particular industry or group of industries to the extent that the Index is concentrated. The degree to which certain sectors, industries, or asset classes are represented in the Index may change over time. As of the date of this Prospectus, the Index is not concentrated in any industry or group of industries.
The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. The Adviser monitors the Fund on an ongoing basis, and makes adjustments to its portfolio, as necessary, to minimize tracking error and to maintain liquidity.
For cash management purposes, the Fund is permitted to hold all or a portion of its assets in cash, index futures, short-term money market instruments or shares of other investment companies, including money market funds. To the extent that it does so, the Fund may not benefit from any upswing in the market and may fail to meet its investment objective.
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Investments

The following describes the types of securities the Fund may purchase under normal market conditions to achieve its principal investment strategy.
U.S. Equity Securities
Can include common stock, preferred stock, and securities that are convertible or exchangeable into common stock of U.S. corporations.
Additional Fund Strategies. The Adviser may use several types of investments and investment techniques in pursuing the Fund's overall investment objectives. The following describes the types of securities the Adviser may purchase or the investment techniques the Adviser may employ but which the Adviser does not consider to be a part of the Fund’s principal investment strategy. Additional types of securities and strategies that the Fund may utilize are included in the Fund's SAI.
Securities Lending
To enhance the return on its portfolio, the Fund may lend portfolio securities to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Trustees. Each loan will be secured continuously by collateral in the form of cash, securities issued by the U.S. government or its agencies or instrumentalities.
Investment Companies
The Fund may invest in securities of other investment companies, including exchange-traded funds (“ETFs”), if those companies invest in securities consistent with the Fund's investment objective and policies.
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Risk Factors

The following describes the principal risks that you may assume as an investor in the Fund. These risks could adversely affect the net asset value, total return, and the value of the Fund and your investment. The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in the Fund Summary section of this Prospectus.
There is no assurance that the Fund will achieve its investment objective. The Fund’s share price will fluctuate with changes in the market value of its portfolio investments. When you sell your Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in the Fund. The Fund, by itself, is not intended to be a complete investment program.
Calculation Methodology Risk — A Fund’s index relies on various sources of information to assess the criteria of issuers included in the index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, nor the Adviser can offer assurances that an index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the index. Errors in index data, index computations or the construction of the index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on a Fund and its shareholders. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause an index to vary from its normal or expected composition.
Concentration and Sector Risk — In following its methodology, a Fund’s index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that an index concentrates in the securities of issuers in a particular industry or sector, a Fund also can be expected to concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. If an index is not concentrated in a particular industry or sector, a Fund will not concentrate in a particular industry or sector.
Derivatives Risk — The use of index futures contracts is subject to the risk that small price movements can result in substantial gains or losses. Derivatives also entail exposure to counterparty risk, the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant securities, assets, or indices. A Fund covers its exposure to certain derivative contracts by segregating or designating liquid assets on its records sufficient to satisfy current payment obligations, which may expose the Fund to the market through both the underlying assets subject to the contract and the assets used as cover. The use of derivatives could expose a Fund to the effects of leverage causing the Fund to lose more money than it invested. There is no guarantee that derivatives activities will be employed or that they will work, and their use could lower returns or even result in losses to a Fund. Derivatives also may be harder to value, less tax-efficient, and subject to changing government regulation that could impact a Fund’s ability to use certain derivatives or their cost. The use of derivatives could expose a Fund to the effects of leverage causing the Fund to lose more money than it invested. There is no guarantee that derivatives activities will be employed or that they will work, and their use could lower returns or even result in losses to the Fund. Derivatives also may be harder to value, less tax-efficient, and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost.
Equity Securities Risk — The market prices of equity securities, which may include common stocks and other stock-related securities such as preferred stocks, convertible securities and rights and warrants, may fluctuate, sometimes rapidly or unpredictably. The Fund may continue to accept new subscriptions and to make additional investments in equity securities even under general market conditions that a Fund’s investment team views as unfavorable for equity securities. The value of a security may decline for reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services or due to general market
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Risk Factors

conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Unlike debt securities, which have preference to a company’s assets in case of liquidation, common stock, are entitled to the residual value after the company meets its other obligations. Unlike common stock, preferred stock generally pays a fixed dividend from a company’s earnings and may have a preference over common stock on the distribution of a company’s assets in the event of bankruptcy or liquidation. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities may gain or lose value due to changes in the issuer’s operating results, financial condition, credit rating and changes in interest rates and other general economic, industry and market conditions.
Exchange-Traded Fund (“ETF”) Structure Risk — The Fund is structured as an ETF, and as a result, is subject to special risks, including:
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Not Individually Redeemable — The Fund’s shares are not individually redeemable and may be redeemed by the Fund at its net asset value per share (“NAV”) only in large blocks known as Creation Units. The Fund may incur brokerage costs purchasing enough shares to constitute a Creation Unit. Alternatively, the Fund may redeem your shares by selling them on the secondary market at prevailing market prices.
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Trading Issues — Trading in shares on the exchange operated by Nasdaq Stock Market, LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for the shares. In stressed market conditions, authorized participants may be unwilling to participate in the creation/redemption process, particularly if the market for shares becomes less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which may lead to widening of bid-ask spreads and differences between the market price of the shares and the underlying value of those shares.
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Market Price Variance Risk — The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a bid-ask spread charged by the exchange specialists, market makers, or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly, particularly in times of market stress. This means that shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
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International Closed Market Trading Risk — The Fund’s underlying securities may trade on foreign exchanges that are closed when the Exchange is open; consequently, events may transpire while such foreign exchanges are closed but the Exchange is open that may change the value of such underlying securities relative to their last quoted prices on such foreign exchanges.
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Authorized Participants Concentration Risk — A limited number of financial institutions may be responsible for all or a significant portion of the creation and redemption activity for the Fund. If these firms exit the business or are unable or unwilling to process creation and/or redemption orders, shares may trade at a premium or discount to NAV and bid-ask spreads may widen.
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Intraday Indicative Value (“IIV”) Risk — The Exchange intends to disseminate the approximate per share value of the Fund’s published basket of securities (Deposit Securities) every 15 seconds (the “intraday indicative value” or “IIV”). The IIV is not a real-time update of the NAV per share of the Fund because the IIV may not be calculated in the same manner as the NAV. For example, the calculation of the NAV may be subject to fair valuation at different
10

Risk Factors

prices than those used in the calculations of the IIV and, unlike the calculation of NAV, the IIV does not take into account Fund expenses. For securities traded outside of the U.S., the IIV calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close which could affect premiums and discounts between the IIV and the market price of the Fund’s shares. In addition, the IIV is based on the published Deposit Securities and not on the Fund’s actual holdings. The Fund, the Adviser and their affiliates are not involved in, or responsible for, any aspect of the calculation or dissemination of the IIV and make no warranty as to the accuracy of these calculations.
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Tax-Efficiency Risk — Redemptions of shares may be effected for cash, rather than in kind, which means that the Fund may need to sell portfolio securities in order to complete an in-cash redemption, and may recognize net gains on these sales. As a result, investments in the shares may be less tax-efficient than investments in ETFs that redeem solely or principally in kind, and the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
Free Cash Flow Risk — While positive free cash flow indicates a company’s ability to generate sufficient revenue to maintain operations and potentially return value to shareholders, there may be periods when investing in companies with high free cash flows is out of favor, and during which the investment performance of a fund investing in companies with high free cash flows may underperform the market more generally. In addition, there is a risk that a company may suffer reduced free cash flow generation due to changes in market conditions, industry disruptions, or company-specific factors. Moreover, an anticipated acceleration of a company’s free cash flows may not occur.
Index Risk — The Fund attempts to track the performance of a specific index. An index is an unmanaged group of securities whose overall performance is used as a standard to measure investment performance of a particular market. The Fund will be negatively affected by general declines in the securities and asset classes represented in the Index. In addition, because the Fund is not “actively” managed, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. The Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. Additionally, the Fund typically will not match the performance of its index because the performance of its Index does not factor in the costs of buying, selling, and holding stocks or other operating expenses and costs of the Fund.
Large-Capitalization Stock Risk — Large-capitalization companies tend to compete in mature product markets and typically do not experience the level of sustained growth of smaller companies and companies competing in less mature product markets. Large-capitalization companies may be unable to respond as quickly as smaller companies to competitive challenges or changes in business, product, financial, or other market conditions. For these and other reasons, a fund that invests in large-capitalization companies may underperform other stock funds (such as funds that focus on the stocks of small- and medium-capitalization companies) when stocks of large-capitalization companies are out of favor.
Large Shareholder Risk — The Fund, like all investment companies, pools the investments of many investors. Actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. For example, significant levels of new investments in the Fund by shareholders may cause the Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause the Fund to sell portfolio securities, which may increase transaction costs and might generate a capital gain or loss, or cause it to borrow funds on a short-term basis to cover redemptions, which would cause the Fund to incur costs that, in effect, would be borne by all shareholders and not just the
11

Risk Factors

redeeming shareholders. Shareholder purchase and redemption activity also may affect the per share amount of the Fund's distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund's shareholders subject to federal income tax, and/or accelerate the realization of taxable income and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. To the extent a larger shareholder (including, for example, an affiliated fund that operates as a fund-of-funds or 529 college savings plan) is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Liquidity Risk — Certain securities held by the Fund may be difficult (or impossible) to buy or sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, specific restrictions on resale of the securities, infrequent trading, or lack of market participants. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately placed securities, certain small-company securities, high-yield bonds, certain mortgage-backed or asset-backed securities, foreign or emerging market securities, derivatives, or other structured investments, which all have experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities. In addition, reduced liquidity could impact the Fund’s performance negatively.
Rebalancing Risk — In purchasing and selling securities to rebalance its portfolio, a Fund will pay more in brokerage commissions than it would without a rebalancing policy. As a result of the need to rebalance, a Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise, and the rebalancing may result in high portfolio turnover. While we will attempt to minimize any adverse impact to a Fund or its shareholders, the Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a rebalancing policy.
Regulatory Risk — The Fund is subject to regulatory risk, which is the risk that legislative, regulatory, or tax policies or developments may have an adverse impact on the value of the Fund’s investments and the Fund’s NAV.
Stock Market Risk — Stock market risk refers to the fact that stock (equity securities) prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. A slower-growth or recessionary economic environment could have an adverse effect on stock prices. Consequently, a broad-based market drop may also cause a stock’s price to fall. Portfolio securities may also decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, or due to factors affecting particular industries represented in the securities markets, such as competitive conditions. Changes in the financial condition of a single issuer can impact a market as a whole, and adverse market conditions may be prolonged and may not have the same impact on all types of securities. In addition, the markets may not favor a particular kind of security, including equity securities. Values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.
Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. These policies may not be successful and any unexpected or quick reversal of these policies could increase volatility in the equity and debt
12

Risk Factors

markets. Market conditions and economic risks could have a significant effect on domestic and international economies and could add significantly to the risks of increased volatility and decreased liquidity for the Fund's portfolio.
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Geopolitical/Natural Disaster Risk — Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Epidemics and/or pandemics, such as the coronavirus (or COVID-19), may result in, among other things, closing borders, disruptions to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and consumer activity, as well as general concern and uncertainty. The impact may be short-term or may last for extended periods.
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Information Technology and Operational Risk — Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The information technology and other operational systems upon which the Fund’s service providers rely may be subject to cyber attack or other technological disruptions, and could otherwise disrupt the ability of these service providers to perform essential tasks for the Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
Tracking Error Risk — Tracking error is the divergence of a Fund’s performance from that of the Index. The performance of a Fund may diverge from that of its Index for a number of reasons, such as the use of representative sampling (if applicable), transaction costs, a Fund’s holding of cash, differences in accrual of dividends, changes to the Index, tax considerations, rebalancing, or new or existing regulatory requirements. Unlike a Fund, the returns of the Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions. To the extent that a Fund calculates its NAV based on fair value prices and the value of the Index is based on securities’ closing prices (i.e., the value of the Index is not based on fair value prices), a Fund’s ability to track the Index may be adversely affected. For tax efficiency purposes, a Fund may sell certain securities to realize losses, which will result in a deviation from the Index.
Valuation Risk — The sale price a Fund could receive for a security may differ from a Fund’s valuation of the security and may differ from the value used by its index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. Because non-U.S. exchanges may be open on days when a Fund does not price its shares, the value of the securities or other assets in a Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund’s shares. In addition, for purposes of calculating a Fund’s NAV, the value of assets denominated in non-U.S. currencies is converted into U.S. dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s index, which, in turn, could result in a difference between the Fund’s performance and the performance of its index.
13

Risk Factors

Authorized Participants who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or used a different valuation methodology. A Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues, or otherwise.
Value Risk — Value investing entails investing in securities that are inexpensive relative to other securities based on ratios such as price to earnings or price to book. There may be periods when value investing is out of favor, and during which the investment performance of a fund using a value strategy may suffer. In addition, value stocks are subject to the risk that their intrinsic value may never be realized in the market.
Additional Risk Factors. The Adviser may use several types of investment strategies in pursuing the Fund's overall investment objective. The following risks are those that the Adviser does not consider to be principal risks of the Fund. Additional risks are included in the Fund's SAI.
Investment Company Risk — A Fund’s ability to achieve its investment objective may be directly related to the ability of the underlying any funds (including ETFs) held by the Fund to meet their investment objectives. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying investment companies. Underlying investment vehicles are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.
Mid-Capitalization Stock Risk — Investments in mid-capitalization companies involve greater risks than those associated with larger, more established companies. Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies, and, therefore, the Fund’s share price may be more volatile than that of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business or economic developments, and the stocks of mid-capitalization companies may be less liquid than those of large-capitalization companies, making it more difficult for the Fund to buy and sell shares of mid-capitalization companies. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.
Securities Lending Risk — The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. These events could trigger adverse tax consequences for the Fund. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral. In determining whether to lend securities, the Adviser or the Fund's securities lending agent will consider relevant facts and circumstances, including the creditworthiness of the borrower.
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Organization and Management of the Fund

The Fund's Board of Trustees has the overall responsibility for overseeing the management of the Fund.
The Investment Adviser
The Adviser serves as the investment adviser to each of the Victory Funds pursuant to an investment advisory agreement. The Adviser oversees the operations of the Fund according to investment policies and procedures adopted by the Board of Trustees. The Adviser is a New York corporation that is registered as an investment adviser with the Securities and Exchange Commission (“SEC”). As of May 31, 2023, the Adviser managed and advised assets totaling in excess of $154.8 billion for individual and institutional clients. The Adviser’s principal address is 15935 La Cantera Parkway, San Antonio, TX 78256.
A discussion of the Board of Trustees’ most recent considerations in approving the Advisory Agreement will be included in the Fund’s annual report for the period ended June 30.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. The Adviser’s Victory Solutions platform oversees its rules-based investment strategies and is responsible for the day-to-day investment management of the Fund.
For its services, the Adviser will be paid advisory fees, before waivers, at an annual rate of 0.35% of the average daily net assets of the Fund.
See “Fund Fees and Expenses” for information about any contractual agreement by the Adviser to waive fees and/or reimburse expenses with respect to the Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to the Fund.
Portfolio Management
Mannik Dhillon serves as President, VictoryShares and Solutions, for the Adviser. From 2015-2017, he served as the Adviser’s Head of Investment Solutions, Product, and Strategy. From 2010 to 2015, Mr. Dhillon served as a managing director and head of manager research with Wilshire Associates, where he evaluated asset managers and led strategic consulting engagements. Mr. Dhillon is a CFA and CAIA® charterholder.
Lance Humphrey is a Portfolio Manager for VictoryShares and Solutions and has co-managed the Fund since its inception in June 2023. Mr. Humphrey has 16 years of investment experience, 12 of which were with USAA Asset Management Company (“AMCO”), which Victory Capital acquired in 2019. He received a B.A. in Finance from Texas State University. He holds the CFA designation and is a member of the CFA Society of San Antonio.
The Fund's SAI provides additional information about the portfolio managers' method of compensation, other accounts they manage and any ownership interests they may have in the Fund.
15

Investing with Victory

Share Price

The net asset value (“NAV”) of the Fund generally is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. In the event of an emergency or other disruption in trading on the NYSE, the Fund’s NAV will be determined based upon the close of the NYSE. The NAV is computed by determining the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding.
NAV=	Total Assets - Liabilities
Number of Shares Outstanding
The NAV takes into account the expenses and fees of the Fund, including management, administration, and distribution fees (if any), which are accrued daily. The determination of NAV for the Fund for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day. The NYSE is closed on most national holidays and Good Friday.
Generally, the Fund's investments are valued each day at the last quoted sales price on each investment’s primary exchange. Investments traded or dealt in upon one or more exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“Nasdaq”) National Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price. If market quotations are not readily available, investments will be valued at their fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used. In these cases, the Fund’s NAV will reflect certain portfolio investments’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for an investment is materially different than the value that could be realized upon the sale of that investment. The fair value prices can differ from market prices when they become available or when a price becomes available.
The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities or other assets. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. The value of the Fund’s securities may change on days when shareholders are not able to purchase and redeem the Fund’s shares if the Fund has portfolio securities that primarily are traded in foreign markets that are open on weekends or other days when the Fund does not price its shares. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders. The determination of fair value involves subjective
16

Share Price

judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other funds to determine NAV, or from the price that may be realized upon the actual sale of the security.
With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”), the Fund’s NAV is calculated based upon the NAVs of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.
Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term debt obligations with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.
Premium/Discount Information
Since investors will buy and sell shares of the Fund in secondary market transactions through brokers at market prices, the Fund's shares will trade at market prices. The market price of shares may be greater than, equal to, or less than NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of shares of the Fund.
For recent information about the Fund, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads visit www.VictorySharesLiterature.com.
17

How to Buy and Sell Shares

Shares of the Fund will be listed for trading on the Exchange under the ticker symbol listed on the cover of this Prospectus. Share prices are reported in dollars and cents per share. Shares can be bought and sold on the secondary market throughout the trading day like other publicly traded shares, and shares typically trade in blocks of less than a Creation Unit. There is no minimum investment required. Shares may only be purchased and sold on the secondary market when the Exchange is open for trading.
When buying or selling shares through a broker, you will incur customary brokerage commissions and charges. The commission is often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell smaller amounts of shares. You may also pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity.
Only an Authorized Participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund's APs are institutions and large investors, such as market makers or other large broker-dealers, which have entered into a Participation Agreement with the Fund's distributor to undertake the responsibility of obtaining or selling the underlying assets needed to purchase or redeem, respectively, Creation Units of the Fund. APs may acquire shares directly from the Fund, and APs may tender their shares for redemption directly to a Fund, at NAV per share only in large blocks, or Creation Units, of 10,000 shares. Purchases and redemptions directly with a Fund must follow the Fund's procedures, which are described in the SAI.
The Fund may liquidate and terminate at any time without shareholder approval.
Share Trading Prices
The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for shares and shares of underlying investments held by the Fund, economic conditions and other factors. Information regarding the intraday indicative value (“IIV”) of the Fund will be disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are primarily listed or by market data vendors or other information providers. The IIV is based on the current market value of the securities and/or cash included in the Fund’s published basket of securities. However, the IIV should not be viewed as a “real-time” update of the NAV per share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The IIV does not necessarily reflect the precise composition of the current portfolio of securities and instruments held by the Fund at a particular point in time or the best possible valuation of the current portfolio. For example, the calculation of the NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV and, unlike the calculation of NAV, the IIV may not reflect estimated accrued interest, dividends and other income, or Fund expenses. The IIV generally is determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities and instruments included in a Fund’s IIV basket. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value of the shares and the Fund does not make any warranty as to the accuracy of these values.
18

How to Buy and Sell Shares

Book Entry
Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.
Frequent Purchases and Redemptions of Fund Shares
The Fund’s shares can only be purchased and redeemed directly from the Fund by APs in Creation Units. Direct trading by APs is critical to ensuring that the Fund’s shares trade at or close to NAV. The cash to be contributed to (or received from) the Fund in connection with a Creation Unit generally is negligible compared to the total amount of the trade. A Fund with exposure to non-U.S. securities employs fair valuation pricing to minimize arbitrage opportunities that attempt to exploit the differences between a security’s market quotation and its fair value. In addition, the Fund impose transaction fees on purchases and redemptions of shares to cover the custodial and other costs incurred by the Fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances.
Trading of the Fund’s shares by individual shareholders occurs on the secondary market. Because the secondary market trades do not directly involve the Fund, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains.
Given this structure, the Board has determined that it is not necessary to monitor for frequent in-kind purchases and redemptions of shares or market timing activity by the APs or on the shares’ secondary market.
Other Payments to Financial Intermediaries
If you purchase Fund shares through an investment professional, a broker dealer, or other financial intermediary, the Fund may pay for sub-transfer agent, recordkeeping and/or similar administrative services. In addition, Victory Capital (and its affiliates) may make substantial payments out of its own resources, including the profits from the advisory fees Victory Capital receives from the Fund, to affiliated and unaffiliated dealers or other investment professionals and service providers for distribution, administrative and/or shareholder servicing activities. Victory Capital also may reimburse the distributor (or the distributor’s affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or other investment professionals for marketing, promotional or related expenses; these payments are often referred to as “revenue sharing.” In some circumstances, these types of payments may create an incentive for a dealer or investment professional or its representatives to recommend or offer shares of the Fund to its customers. You should ask your dealer or investment professional for more details about any such payments it receives.
19

Distribution and Service Plan

The Fund has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees to the distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides these services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act.
No distribution or service fees are currently paid by the Fund and there are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Fund.
20

Distributions and Taxes

Unlike interests in conventional mutual funds, which typically are bought and sold from and to the fund only at closing NAVs, the Fund’s shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis and are created and redeemed in-kind and/or for cash in Creation Units at each day’s next calculated NAV. In-kind arrangements are designed to protect ongoing shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders if the mutual fund needs to sell portfolio securities to obtain cash to meet net fund redemptions. These sales may generate taxable gains for the ongoing shareholders of the mutual fund, whereas the shares’ in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.
Ordinarily, dividends from net investment income, if any, are declared and paid monthly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually.
Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available.
As with any investment, you should consider how your investment in shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares.
Unless your investment in shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:
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The Fund makes distributions,
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You sell your shares listed on the Exchange, and
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You purchase or redeem Creation Units.
Taxes on Distributions
As stated above, the Fund ordinarily declares and pays dividends from net investment income, if any, monthly, and net realized capital gains, if any, annually. The Fund may also pay a special distribution at the end of a calendar year to comply with U.S. federal tax requirements. Dividends from the Fund’s net long-term capital gains, if any, in excess of net short-term capital losses (capital gain dividends) that are properly designated as such are taxable to you as long-term capital gains (at the 20% maximum rate referred to above for non-corporate shareholders) regardless of how long you have held the Fund’s shares. Dividends from the Fund’s net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income (other than qualified dividend income). Dividends from the Fund’s qualified dividend income (i.e., dividends received on stock of most domestic and certain foreign corporations), if any, that are properly designated as such are taxable to non-corporate shareholders at long-term capital gain rates, provided that the Fund and the shareholder satisfy certain holding period and other requirements. The Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations, subject to similar restrictions.
In general, your distributions are subject to U.S. federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund (if that option is available). Distributions reinvested in additional shares of the Fund through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional shares to the same extent as if such distributions had been received in cash.
Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of (and in reduction of) your basis in the shares and any excess amount will be treated as capital gain.
21

Distributions and Taxes

If the NAV at the time a shareholder purchases shares of the Fund reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.
If you are a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership, the Fund’s ordinary income dividends may be subject to a 30% U.S. withholding tax. See the section titled “TAXES—Foreign Shareholders” in the SAI for details.
Taxes on Exchange-Listed Share Sales
Any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. The ability to deduct capital losses from sales of shares may be limited.
A nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership is generally exempt from U.S. federal income or withholding tax on gains realized on the sale or other disposition of shares of the Fund.
Taxes on Purchase and Redemption of Creation Units
An AP who exchanges securities for Creation Units generally will recognize gain or loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the AP’s aggregate basis in the securities surrendered plus any cash it pays. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash equal to the difference between the NAV of the shares being redeemed and the value of the securities. The Internal Revenue Service (“Service”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” or for other reasons. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.
Any capital gain or loss realized on the purchase or redemption of Creation Units will generally be treated as long-term capital gain or loss if the securities surrendered to purchase the Creation Units or the Creation Units, as applicable, have been held for more than one year and as short-term capital gain or loss if the securities surrendered or the Creation Units, as applicable, have been held for one year or less.
If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many shares you purchased or sold and at what price. See “TAXES” in the SAI for a description of the requirement regarding basis determination methods applicable to share redemptions and the Fund’s obligation to report basis information to the Service.
Backup Withholding
By law, the Fund is required to withhold 24% of your distributions and proceeds if you have not provided the Fund with a correct Social Security number or other taxpayer identification number and in certain other situations.
Foreign Account Tax Compliance Act
Under the “Foreign Account Tax Compliance Act,” unless certain foreign entities comply with certain IRS requirements that generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% U.S. withholding tax may apply to dividends paid by the Fund to such entities. See the section titled “TAXES—Foreign Shareholders” in the SAI for details.
22

Distributions and Taxes

Dividends and interest received by the Fund and capital gains recognized by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. You may be able to claim a credit or take a deduction for foreign taxes paid by the Fund if certain requirements are met.
The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the shares under all applicable tax laws.
23

Other Information

Investments by Investment Companies
Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) as permitted by any rules and regulations adopted under applicable law, including that such investment companies enter into an agreement with the Trust on behalf of the Fund.
Continuous Offering
The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.
Dealers effecting transactions in the Fund's shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.
Portfolio Holdings Disclosure
A description of the Fund policies regarding disclosure of the securities in the Fund’s portfolio is found in the Statement of Additional Information. The Fund’s portfolio is disclosed daily on the Fund's website at www.VictorySharesLiterature.com. Shareholders may also request portfolio holdings schedules at no charge by calling toll free 1-866-376-7890.
24

Other Information

Shareholder Communications
In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Victory Funds may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Victory Funds send these documents to each shareholder individually by calling the Victory Funds at 1-866-376-7890, and they will be delivered promptly.
While this Prospectus and the SAI of the Trust describe pertinent information about the Trust and the Fund, neither this Prospectus nor the SAI represents a contract between the Trust or the Fund and any shareholder.
Other Disclosures
Victory Capital means Victory Capital Management Inc., the investment adviser of the VictoryShares ETFs. VictoryShares ETFs are distributed by Foreside Fund Services, LLC (Foreside). Foreside is a member of FINRA. Victory Capital is not affiliated with Foreside.
25

Financial Highlights

No financial information is presented as the Fund had not yet commenced operations prior to the date of this Prospectus.
26

Appendix

The Exchange
Shares are not sponsored, endorsed, or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of the shares or any member of the public regarding the ability of the Fund to track the total return performance of their respective Index or the ability of each Index identified herein to track stock market performance. The Exchange is not responsible for, nor has it participated in, the determination of the compilation or the calculation of each Index, nor in the determination of the timing of, prices of, or quantities of the shares to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The Exchange has no obligation or liability to owners of the shares in connection with the administration, marketing, or trading of the shares.
The Exchange does not guarantee the accuracy and/or the completeness of each Index or the data included therein. The Exchange makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund's, owners of the shares, or any other person or entity from the use of each Index or the data included therein.
The Exchange makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Index or the data included therein. Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.
VettaFi LLC Indexes
The S-Network US Equity Large/Mid-Cap 1000 Index is the property of VettaFi LLC and has been licensed for use by Victory Capital Management Inc. (“Victory Capital”) in connection with the Victory U.S. Large Cap Free Cash Flow Index (the “Index”).
The Fund is not issued, sponsored, endorsed, sold, or promoted by VettaFi LLC or its affiliates (collectively, “VettaFi”) or any of its index calculations agents, if any. VettaFi makes no representation or warranty, express or implied, to the purchasers or owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track general market performance. VettaFi is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued. VettaFi has no obligation or liability in connection with the issuance, administration, marketing, or trading of the Fund.
Neither VettaFi nor any of its index calculation agents, if any, guarantee the accuracy and/or completeness of the Index or any data included therein and neither VettaFi nor its agents shall have any liability for any errors, omissions, interruptions, or defects therein. VettaFi makes no warranty, express or implied, representations or promises, as to results to be obtained by Victory Capital or any other person or entity from the use of the Index or any data included therein. VettaFi makes no express or implied warranties, representations or promises, regarding the originality, merchantability, suitability, or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall VettaFi or its index calculation agents, if any, have any liability for any direct, indirect, special, incidental, punitive, consequential, or other damages (including lost profits), even if notified of the possibility of such damages.
27

VS-FCFETF-PRO (06/23)
By mail:
VictoryShares
4900 Tiedeman Road, 4th Floor
Brooklyn, OH 44144

4900 Tiedeman Road,
4th Floor
Brooklyn, OH 44144
Statement of Additional Information (SAI): The SAI contains more information about the Fund's operations, investment restrictions, policies, and practices. The SAI is incorporated by reference into this Prospectus, which means that it is legally part of this Prospectus, even if you do not request a copy.
Annual and Semi Annual Reports: Annual and semi annual reports contain more information about the Fund's investments and the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal period.
How to Obtain Information: You may obtain a free copy of the SAI or annual and semi annual reports, and ask questions about the Fund or your accounts, online at VictorySharesLiterature.com, by contacting the Fund at the following address or telephone number, or by contacting your financial intermediary.
By telephone:
Call VictoryShares at
866-376-7890
You also can get information about the Fund (including the SAI and other reports) from the Securities and Exchange Commission (SEC) on the SEC’s Edgar database at sec.gov, or after paying a duplicating fee, by electronic request sent to the following e-mail address: publicinfo@sec.gov.
Investment Company Act File Number 811-22696

VICTORYSHARES

STATEMENT OF ADDITIONAL INFORMATION

June 20, 2023

VictoryShares Free Cash Flow ETF (VFLO)

The Fund is a series of Victory Portfolios II (the "Trust")

Listed and traded on:

The NASDAQ Stock Market, LLC

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Fund's prospectus, dated June 20, 2023, as it may be amended or supplemented from time to time (the "Prospectus"). This SAI is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus of the Fund can be obtained without charge upon request made to Victory Funds, 4900 Tiedeman Rd. Brooklyn, OH 44144, at VictorySharesLiterature.com or by calling toll free 1-866-376-7890.

You may obtain a copy of the Fund's most recent Annual Report at no charge by writing to the address or calling the phone number noted above. The Fund's most recent Annual Report is also available at no charge at www.VictorySharesLiterature.com.

TABLE OF CONTENTS

GENERAL INFORMATION	2
INVESTMENT OBJECTIVES, POLICIES, AND LIMITATIONS	2
VETTAFI VICTORY INDEX	6
INVESTMENT PRACTICES, INSTRUMENTS, AND RISKS	7
DETERMINING NET ASSET VALUE ("NAV") AND VALUING PORTFOLIO SECURITIES	35
PURCHASE AND REDEMPTION OF SHARES	37
MANAGEMENT OF THE TRUST	45
INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS	55
PORTFOLIO MANAGERS	60
DISTRIBUTION AND SERVICE PLAN	62
CODE OF ETHICS	63
PROXY VOTING POLICIES AND PROCEDURES	63
PORTFOLIO TRANSACTIONS AND BROKERAGE	65
DIVIDENDS, CAPITAL GAINS, AND DISTRIBUTIONS	69
TAXES	69
ADDITIONAL INFORMATION	79

GENERAL INFORMATION

The Fund is a series of the Trust (formerly named "Compass EMP Funds Trust"), a Delaware statutory trust organized on April 11, 2012. The Trust is registered as an open-end management investment company. The Trust currently consists of 28 series of beneficial interests ("shares"). This SAI relates to the shares of one series of the Trust.

Victory Capital Management Inc. (the "Adviser" or "Victory Capital") is the Fund's investment adviser. The Fund's investment objective(s), restrictions, and policies are more fully described below and in the Fund's Prospectus. The Trust's Board of Trustees (the "Board" or "Trustees") may organize and offer shares of a new fund or liquidate the Fund at any time.

Much of the information contained in this SAI expands on subjects discussed in the Fund's Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Fund's Prospectus.

The Fund's shares are offered at net asset value ("NAV") only in aggregations of 10,000 shares (each a "Creation Unit"). The Fund will issue and redeem Creation Units principally in exchange for a basket of securities (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"), plus a transaction fee. The Fund is approved for listing on The Nasdaq Stock Market, LLC ("Nasdaq" or the "Exchange"). Shares trade on the Exchange at market prices that may be below, at, or above NAV. The Trust reserves the right to adjust the prices of shares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

The Fund reserves the right to offer creations and redemptions of shares for cash. In addition, shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash equal to up to 105% of the market value of the missing Deposit Securities. In each instance of such cash creations or redemptions, transaction fees may be imposed and may be higher than the transaction fees associated with in-kind creations or redemptions. See "Purchase and Redemption of Shares" below.

Shares of the Fund is listed for trading and trade throughout the day on Nasdaq.

In order to provide additional information regarding the indicative value of shares of the Fund, the Exchange or a market data vendor will disseminate every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated "intraday indicative value" ("IIV") for the Fund as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IIV and makes no representation or warranty as to the accuracy of the IIV.

INVESTMENT OBJECTIVES, POLICIES,

AND LIMITATIONS

Investment Objectives

The Fund's investment objective is non-fundamental, meaning it may be changed by a vote of the Trustees without a vote of the holders of a majority of the Fund's outstanding voting securities. There can be no assurance that the Fund will achieve its investment objective.

Investment Policies and Limitations of the Fund

Unless a policy of the Fund is expressly deemed to be the fundamental policy of the Fund, changeable only by an affirmative vote of the holders of a majority of the Fund's outstanding voting securities, the Fund's policies are non- fundamental and may be changed without a shareholder vote.

The Fund may, following notice to its shareholders, employ other investment practices that presently are not contemplated for use by the Fund or that currently are not available but that may be developed to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in the Fund's Prospectus.

The Fund's classification and sub-classification is a matter of fundamental policy. The Fund is classified as an open- end investment company. The Fund is sub-classified as a diversified investment company, which under the Investment Company Act of 1940, as amended (the "1940 Act") means that, with respect to 75% of the Fund's total assets, the Fund may not invest in securities of any issuer if, immediately after such investment, (i) more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer or (ii) more than 10% of the outstanding voting securities of the issuer would be held by the Fund (this limitation does not apply to obligations of the U.S. government, its agencies or instrumentalities and securities of other investment companies). A diversified Fund is not subject to this limitation with respect to the remaining 25% of its total assets. In addition, the Fund has elected to qualify as a "regulated investment company" under the United States Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, the Fund must meet certain diversification requirements as determined at the close of each quarter of each taxable year. The Code's diversification test is described in "TAXES."

The policies and limitations stated in this SAI supplement the Fund's investment policies set forth in the Fund's Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid investments at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trust's Board will consider what actions, if any, are appropriate to maintain adequate liquidity.

Fundamental Investment Policies and Limitations of the Fund

The following investment policies and limitations are fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding voting securities, as defined under the 1940 Act. Under the 1940 Act, the vote of a majority of the outstanding voting securities of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. Portions of the Fund's fundamental investment restrictions (e.g., references to "except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction") provide the Fund with flexibility to change limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow the Board to respond efficiently to these kinds of developments without the delay and expense of a shareholder meeting.

Senior Securities

The Fund may not issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the 1940 Act the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission ("SEC") or its staff.

Rule 18f-4 under the 1940 Act permits the Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of "senior securities" under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Fund, from issuing or selling any "senior security," other than borrowing from a bank (subject to a requirement to maintain 300% "asset coverage").

Under Rule 18f-4, "Derivatives Transactions" include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced ("TBA") commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

Unless the Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires funds to adopt and implement a comprehensive written derivatives risk management program ("DRMP") and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk ("VaR"). The DRMP is administered by a "derivatives risk manager," who is appointed by the Board, including a majority of Independent Trustees, and periodically reviews the DRMP and reports to the Board.

Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if the Fund's "derivatives exposure" (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the "Limited Derivatives User Exception"). As of the date of this SAI, the Fund relies on the Limited Derivatives User Exception.

Borrowing

The Fund may not borrow money, except as permitted under the 1940 Act, or by order of the SEC and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

The Fund's ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no action letters, interpretations, and other pronouncements issued from time to time by regulatory authorities, including the SEC and its staff. Under the 1940 Act, the fund is required to maintain continuous asset coverage (that is, total assets including the proceeds of borrowings, less liabilities excluding borrowings) of not less than 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund's total assets made for temporary purposes. Any borrowings for temporary purposes in excess of 5% are subject to the minimum 300% asset coverage requirement. If the value of the assets set aside to meet the 300 percent asset coverage were to decline below 300% due to market fluctuations or other causes, the fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and comply with the 300% minimum asset coverage requirement, even in circumstances where it is considered disadvantageous from an investment perspective to sell securities at that time or at the prices then available.

Underwriting, Purchasing Securities on Margin, or Participating on a Joint Basis

The Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 (the "1933 Act"), in the disposition of restricted securities.

Real Estate

The Fund may not purchase or sell real estate unless acquired as a result of direct ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in the following: (i) securities or other instruments backed by real estate; (ii) securities of real estate operating companies; or (iii) securities of companies engaged in the real estate business, including real estate investment trusts. This restriction does not preclude the Fund from buying securities backed by mortgages on real estate or securities of companies engaged in such activities.

Concentration

The Fund, as an index fund, will concentrate to approximately the same extent that its underlying index concentrates in the stocks of such particular industry or group of industries.

With respect to the Fund's concentration policies as described above, the Adviser, where applicable, may determine an "industry" by using various recognized industry classification services including, but not limited to, industry classifications established by S&P, Bloomberg L.P. and Frank Russell Company, with certain modifications. The Adviser classifies municipal obligations by projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or higher education revenue bonds.

Commodities

The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Lending

The Fund may not make loans, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction. Generally, the 1940 Act prohibits loans if the Fund's investment policies do not permit loans, and if the loans are made, directly or indirectly, to persons deemed to control or to be under common control with the registered investment company.

Non-Fundamental Investment Policies and Limitations of the Fund

The following investment policies restrictions are non-fundamental and may be changed by a vote of a majority of the Trustees.

The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Trustees:

The Fund has an investment policy that requires it to invest at least 80% of its assets in the type of security, or index, suggested by its name. To the extent required by SEC rules, each such policy may be changed only upon at least 60 days' written notice to the applicable Fund's shareholders.

The Fund may not purchase the securities of any registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act, which permits operation as a "fund of funds." Except as provided in "Securities of Other Investment Companies," the Fund may not: (1) invest more than 5% of its total assets in the securities of any one investment company; (2) own more than 3% of the securities of any one investment company; or (3) invest more than 10% of its total assets in the securities of other investment companies.

Temporary Defensive Policy

The Fund generally pursues its investment objectives regardless of market conditions and do not take defensive positions.

VETTAFI VICTORY INDEX

Index Provider

The Victory U.S. Large Cap Free Cash Flow Index (the "Index") is currently administered, calculated, and published by an unaffiliated third party, VettaFi LLC (the "Index Provider"). The Index Provider calculates and disseminates the Index on a daily basis. A description of the Index is provided in the Fund's Prospectus under "Principal Investment Strategies," and additional details about the Index is provided below.

The Adviser may consult with the Index Provider from time to time concerning an Index methodology, but the Index Provider alone makes all decisions with respect to any changes to the methodology.

Quarterly Index Reconstitution Dates

The Index is reconstituted periodically during the year according to a prescribed schedule. In conjunction with each reconstitution date, an Index's rules are applied to its universe of publicly traded securities in order to determine which securities are eligible for inclusion in the Index. New securities are added to the Index only on reconstitution dates and only securities that comply with the Index methodology are eligible to be included in an Index. Securities that no longer meet eligibility for an Index on the reconstitution date are omitted. The Index Provider is solely responsible for the nature and extent of any reconstitution of any Index.

Index Maintenance

The Index Provider maintains each Index throughout the year and includes monitoring and adjusting an Index for company additions and deletions, stock splits, corporate restructurings, and other corporate actions. Corporate actions are generally implemented after the close of trading on the day prior to the ex-date of such corporate actions. A security also may be removed from an Index in between rebalancing dates if it no longer represents an investable asset due to legal constraints or other independent factors. In response to market conditions that occur between rebalancing dates, an Index's country and sector weights may fluctuate above or below a specified cap between annual Index screening dates.

Changes to the Index Methodology

The Index is governed by a rules-based methodology. To the extent possible, material changes to the methodology will be publicly disclosed to shareholders prior to implementation. The Index Provider is solely responsible for the nature and extent of any changes to any Index.

No Guarantee or Warranty; Index Errors

Neither the Index Provider, the Adviser nor the Fund make any representation or warranty, express or implied, to the Fund's shareholders or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track general stock market performance. The Index Provider has no obligation to take the needs of the Fund or Fund's shareholders into consideration in determining, composing, or calculating the Index.

Neither the Index Provider, the Adviser nor the Fund guarantee the accuracy, completeness, or performance of the Index or the data included therein and shall have no liability in connection with the Index or Index calculation, including any errors or omissions in calculating the Index. Errors made by the Index Provider with respect to the quality, accuracy, and completeness of the data within the Index may occur from time to time and may not be identified and corrected for a period of time, if at all. Therefore, gains, losses or costs associated with errors will be borne by the Fund and its shareholders.

INVESTMENT PRACTICES, INSTRUMENTS, AND RISKS

In addition to the principal investment strategies and the principal risks of the Fund described in the Prospectus, the Fund may, but will not necessarily, employ other investment practices and may be subject to additional risks which are described further below. Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectus, under "Investment Objectives Policies and Limitations" in this SAI, or by applicable law, the Fund may, but will not necessarily, engage in each of the practices described below.

Adjustable-Rate Securities

The Fund may invest in adjustable-rate securities. The interest on an adjustable-rate security fluctuates periodically. Generally, the security's yield is based on a U.S. dollar-based interest-rate benchmark such as the Federal Funds Rate, the 90-day U.S. Treasury bill rate, or the London Interbank Offered Rate ("LIBOR") or its replacement. The yields on these securities are reset on a periodic basis (for example, daily, weekly, or quarterly) or upon a change in the benchmark interest rate. The yields are closely correlated to changes in money market interest rates.

Asset-Backed Securities

The Fund may invest in asset-backed securities ("ABS"). ABS represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities, discussed below. Such pass-through certificates may include equipment trust certificates ("ETC") secured by specific equipment, such as airplanes and railroad cars. ETC securities also may be enhanced by letters of credit. An ABS may also be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets.

The credit quality of ABS depends primarily on the quality of the underlying assets, the rights of recourse available against the underlying assets and/or the issuer, the level of credit enhancement, if any, provided for the securities, and the credit quality of the credit-support provider, if any. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated credit support or failure of the credit support could adversely affect the return on an investment in such a security. In addition, the risk of default by borrowers is greater during times of rising interest rates and/or unemployment rates and generally is higher in the case of asset pools that include subprime assets.

ABS may be subject to interest rate risk and prepayment risk. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer-term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter-term securities, maturity extension risk could increase the volatility of the Fund. The weighted average life of such securities is likely to be substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

Bonds

The Fund may invest in bonds, which are fixed or variable-rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments, and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are "perpetual" in that they have no maturity date. Bonds are subject to interest rate risk and credit risk. Interest rate risk generally is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of the Fund's investments in bonds. In general, bonds with longer durations are more sensitive to interest rate changes than bonds with shorter durations. Credit risk, generally, is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer's own financial condition or in economic conditions.

Calculation of Dollar-Weighted Average Portfolio Maturity

Dollar-weighted average portfolio maturity is derived by multiplying the value of each debt instrument by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of the Fund's debt instruments. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

With respect to obligations held by the Fund, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage- backed securities, some ABS, and securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. For mortgage-backed securities and some ABS, this average time is calculated by assuming prepayment rates of the underlying loans. These prepayment rates can vary depending upon the level and volatility of interest rates. This, in turn, can affect the weighted average life of the security. The weighted average lives of these securities will be shorter than their stated final maturities. In addition, for purposes of the Fund's investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Adviser, will result in the instrument being valued in the market as though it has the earlier maturity.

Finally, for purposes of calculating the dollar-weighted average portfolio maturity of the Fund, the maturity of a debt instrument with a periodic interest reset date will be deemed to be the next reset date, rather than the remaining stated maturity of the instrument if, in the judgment of the Adviser, the periodic interest reset features will result in the instrument's being valued in the market as though it has the earlier maturity.

Certificates of Deposit and Bankers' Acceptances

The Fund may invest in certificates of deposit, which are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. The Fund may invest in bankers' acceptances, which typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. To the extent the Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred if the Fund invests only in debt obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located, the possible confiscation or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds and the interest income generated from lending operations. General economic conditions and the quality of loan portfolios affect the banking industry. Unexpected changes with respect to these factors may adversely affect the issuance of and the secondary market for these securities.

Commercial Paper

The Fund may invest in commercial paper, which consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

Investments in commercial paper are subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline. The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase.

Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.

Commodity-Linked Notes

The Fund may invest in commodity-linked notes, which are a type of structured note. Commodity-linked notes are privately negotiated structured debt securities indexed to the return of an index such as the Dow Jones-UBS Commodity Index Total Return, which is representative of the commodities market. They are available from a limited number of approved counterparties, and all invested amounts are exposed to the dealer's credit risk. Commodity- linked notes may be leveraged. For example, if the Fund invests $100 in a three-times leveraged commodity-linked note, it will exchange $100 principal with the dealer to obtain $300 exposure to the commodities market. The value of the note will change by a magnitude of three for every percentage point change (positive or negative) in the value of the underlying index. This means a $100 note would be worth $70 if the commodity index decreased by 10%. Structured notes also are subject to counterparty risk.

Investments linked to the prices of commodities, including commodity-linked notes, are considered speculative. The values of commodity-linked notes are affected by events that might have less impact on the values of stocks and bonds. Prices of commodities and related contracts may fluctuate significantly over short periods due to a variety of factors, including changes in supply and demand relationships, weather, agriculture, fiscal, and exchange control programs, disease, pestilence, and international economic, political, military, and regulatory developments. In addition, the commodity markets may be subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions. These circumstances could adversely affect the value of the commodity-linked notes and make commodity-linked notes more volatile than other types of investments. Investments in commodity-linked notes may have substantial risks, including risk of loss of a significant portion of their principal value. They are also subject to tax risks because the income therefrom is not "good" income for a regulated investment company. See the section of the SAI titled "Taxes."

Convertible Securities

The Fund may invest in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer's convertible securities entail more risk than its debt obligations.

The convertible securities in which the Fund will invest may be rated below investment grade as determined by Moody's or S&P, or unrated but judged by the Adviser to be of comparable quality (commonly called "junk" bonds). Ratings represent a rating agency's opinion regarding the quality of the security and are not a guarantee of quality. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer's financial condition. Such securities are deemed to be speculative and involve greater risk of default due to changes in interest rates, economic conditions, and the issuer's creditworthiness. As a result, their market prices tend to fluctuate more than those of higher-quality securities. During periods of general economic downturns or rising interest rates, issuers of such securities may experience financial difficulties, which could affect their ability to make timely interest and principal payments. The Fund's ability to timely and accurately value and dispose of lower-quality securities also may be affected by the absence or periodic discontinuance of liquid trading markets.

Cover

Transactions using certain derivative instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts, or forward contracts, or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines and rules under the 1940 Act regarding cover for these instruments and will, if required, designate cash or liquid securities in the prescribed amount as determined daily.

Assets used as "cover" or held in a segregated account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to "cover" derivative instruments could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Derivatives

The use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments such as stocks and bonds. Derivatives may have varying degrees of volatility at different times, or under different market conditions, and may perform in unanticipated ways. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value, or performance.

Rule 18f-4 regulates the use of derivatives for certain funds registered under the 1940 Act. Unless the Fund qualifies as a "limited derivatives user," Rule 18f-4 requires, among other things, that the Fund establishes a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. Rule 18f-4 also has eliminated the general asset segregation requirement in connection with certain derivatives transactions, in light of Rule 18f-4's requirements for funds to establish and maintain derivatives risk management programs that comply with certain risk-based limits. For funds that qualify as limited derivatives users, Rule 18f-4 requires policies and procedures to manage aggregate derivatives risk. These requirements could have an impact on the Fund, including a potential increase in cost to enter into derivatives transactions. The full impact of Rule 18f-4 on the Fund, however, remains uncertain.

Under circumstances in which such instruments are expected by the Adviser to aid in achieving the Fund's investment objective, the Fund may buy and sell certain types of derivatives. Derivatives are instruments that derive their value from the value of one or more underlying assets, reference rates or indices, and may include futures contracts, options on futures contracts, swaps, options on currencies, securities, and securities indices. Derivatives also may possess the characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and therefore, possess the risks of both futures and securities investments.

Permissible derivative instruments include "market access products," which offer synthetic exposure to an underlying local foreign stock. They include, for example, equity-linked notes, warrants, zero strike options, and total return swaps. Market access products are subject to the same risks as direct investments in securities of foreign issuers. If the underlying stock decreases in value, the market access product will decrease commensurately. In addition, market access products are subject to counterparty risk due to the fact that the security is issued by a broker. If the broker suffers a significant credit event and cannot perform under the terms of an agreement, a market access product may lose value regardless of the strength of the underlying stock.

Derivatives, such as futures contracts; options on currencies, securities, and securities indexes; options on futures contracts; and swaps enable the Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund also may use strategies that involve simultaneous short and long positions in response to specific market conditions, such as where the Adviser anticipates unusually high or low market volatility.

The Adviser may enter into derivative positions for the Fund for either hedging or non-hedging purposes. The term "hedging" is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies, which are undertaken to equitize the cash or cash- equivalent portion of the Fund's portfolio or to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

Equity Securities

The Fund may invest in equity securities listed on any domestic or foreign securities exchange or traded in the over- the-counter market, as well as certain restricted or unlisted securities. As used herein, "equity securities" are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored American depositary receipts ("ADRs"), European depositary receipts

("EDRs"), global depositary receipts ("GDRs"), and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors. Equity securities generally have greater volatility than debt securities.

Equity-Linked Structured Notes

Equity-linked structured notes are derivative securities that are specifically designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less-complex securities or other types of fixed income securities. Such securities may exhibit price behavior that does not correlate with other fixed income securities.

Exchange-Traded Funds ("ETFs")

The Fund may invest in ETFs, which are, with a few exceptions, open-end investment companies that trade throughout the day. ETFs trade on stock exchanges. Because they trade like a stock, they offer trading flexibility desired by both individuals and institutions. The value of the underlying securities held by an ETF is a major factor in determining an ETF's price. However, ETFs do not necessarily trade at their NAV. The price of an ETF also is determined by supply and demand and, as a result, the share price of an ETF may trade at a premium or discount to its NAV.

To the extent the Fund invests in ETFs, it will be exposed to the same risks of the ETFs' holdings as the ETFs themselves in direct proportion to the allocation of the Fund's assets among those ETFs. You also will indirectly bear fees and expenses charged by the ETFs in which the Fund invests in addition to the Fund's direct fees and expenses. In addition, the ETFs that the Fund invests in typically are "passive investors" that invest in the securities and sectors contained in the indexes they seek to track without regard for or analysis of the prospects of such securities or sectors ("Passive ETFs"). A Passive ETF may invest in all of the securities in such index or in a representative sample of such securities. Passive ETFs generally do not attempt to take defensive positions in volatile or declining markets or under other conditions. Furthermore, Passive ETFs usually are not able to duplicate exactly the performance of the underlying indexes they track. The difference in performance between a Passive ETF and the index it seeks to track can be due to, among other factors, the expenses that the Passive ETF pays, regulatory constraints, investment strategies, techniques undertaken by the Passive ETF and changes to an underlying index. There also may be a lack of correlation between the securities in an index and those actually held by a Passive ETF. The performance of the Fund that invests in such an ETF could be adversely impacted. In addition, although ETFs (both active and passive) are generally listed on securities exchanges, there can be no assurances that an active trading market for such ETFs will be maintained. Secondary market trading in the ETFs also may be halted by a national securities exchange because of market conditions or for other reasons. There can be no assurances that the requirement necessary to maintain the listing of the ETFs will continue to be met or will remain unchanged.

Exchange-Traded Notes ("ETNs")

The Fund may invest in ETNs, which are a type of unsecured, unsubordinated debt security, usually issued by large financial institutions. This type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (i.e., NYSE) during normal trading hours. However, investors can also hold the debt security until maturity. At that time, the issuer will give the investor a cash amount that would be equal to the principal amount (subject to the day's index factor). One factor that affects the ETN's value is the credit rating of the issuer. The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political, or geographic events that affect the referenced commodity or security. The Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market. If the Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. There may be restrictions on the Fund's right to redeem its investment in an ETN, which are generally meant to be held until maturity. ETNs are subject to counterparty credit risk and fixed income risk. ETNs also are subject to tax risk. No assurance can be given that the Internal Revenue Service ("IRS") will accept, or a court will uphold, how the Fund characterizes and treats ETNs for federal income tax purposes. Further, the IRS and Congress are considering proposals that would change the timing of recognition and tax character of income and gains from ETNs.

Forward Currency Contracts

The Fund may enter into forward currency contracts. A forward currency contract involves an agreement to purchase or sell a specific currency at a specified future date or over a specified time period at a price set at the time of the contract. Forward currency contracts seek to protect against uncertainty in the level of future foreign exchange rates. These contracts are usually traded directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged.

The Fund may enter into forward currency contracts under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security until settlement. By entering into such a contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency from the date the security is purchased or sold to the date on which payment is made or received. Second, when management of the Fund believes that the currency of a specific country may deteriorate relative to the U.S. dollar, it may enter into a forward currency contract to sell that currency. The Fund may not hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or bearing a substantial correlation to, such currency.

The use of forward currency contracts involves certain risks. The precise matching of contract amounts and the value of securities involved generally will not be possible since the future value of such securities in currencies will more than likely change between the date the contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment strategies. The Adviser believes it is important, however, to have the flexibility to enter into such contracts when it determines it is in the best interest of the Fund to do so. It is impossible to forecast what the market value of portfolio securities will be at the expiration of a contract. Accordingly, it may be necessary for the Fund to purchase additional currency (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver. The Fund is not required to enter into such transactions and will not do so unless deemed appropriate by the Adviser.

Although the Fund values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies.

Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Forward currency contracts in which the Fund may engage include foreign exchange forwards. The consummation of a foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Because foreign exchange forwards are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A foreign exchange forward generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies. When the Fund enters into a foreign exchange forward, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction. The Fund may be required to obtain the currency that it must deliver under the foreign exchange forward through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency.

Forward currency contracts in which the Fund may engage also include non-deliverable forwards ("NDFs"). NDFs are cash-settled, short-term forward currency contracts on foreign currencies (each a "Reference Currency") that are non-convertible and that may be thinly traded or illiquid. NDFs involve an obligation to pay an amount (the "Settlement Amount") equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed-upon exchange rate (the "NDF Rate"), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed-upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

Although NDFs are similar to foreign exchange forwards, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. Although NDFs historically have been traded over-the-counter, in the future, pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act ("Dodd-Frank Act"), they may be exchange-traded. Under such circumstances, they will be centrally cleared and a secondary market for them will exist. With respect to NDFs that are centrally cleared, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization's other customers, potentially resulting in losses to the investor. Even if some NDFs remain traded over the counter ("OTC"), they will be subject to margin requirements for uncleared swaps and counterparty risk common to other swaps.

Futures Contracts

The Fund may use futures contracts to implement its investment strategy. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency, interest rate, or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

The purchase of a futures contract on a security or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the futures commission merchant ("FCM"), effecting the futures transaction, an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin" or "variation margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

The risk of loss in trading futures contracts can be substantial because of the low margin deposits required and the high degree of leveraging involved in futures pricing. As a result, a relatively small price movement in a futures contract may cause an immediate and substantial loss or gain. The primary risks associated with the use of futures contracts are: (i) imperfect correlation between the change in market value of the stocks held by the Fund and the prices of futures contracts; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures on securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers.

Initial Public Offerings ("IPOs")

The Fund may invest in IPOs, which subject the Fund to the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, a potentially small number of shares available for trading, and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance.

Lending of Securities

The Fund may, from time to time, lend securities from their portfolios to broker-dealers, banks, financial institutions, and institutional borrowers of securities and receive collateral in the form of cash or U.S. government obligations. Under the Fund's current practices (which are subject to change), the Fund must receive initial collateral at least equal to the maintenance requirements (e.g., 102% for U.S. equity securities and 105% for non-U.S. securities). This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund sufficient to maintain the value of the collateral equal to at least 100% of the value of the loaned securities. The lending agent receives a pre-negotiated percentage of the net earnings on the investment of the collateral. The Fund will not lend portfolio securities to: (a) any "affiliated person" (as that term is defined in the 1940 Act) of the Fund; (b) any affiliated person of the Adviser; or (c) any affiliated person of such an affiliated person.

During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. Loans will be subject to termination by the Fund or the borrower at any time. While the Fund will not have the right to vote securities on loan, they intend to terminate loans and regain the right to vote if that is considered important with respect to the investment. The Fund will enter into loan arrangements only with broker-dealers, banks, or other institutions that either the Adviser or the lending agent has determined are creditworthy under guidelines established by the Board. Although these loans are fully collateralized, there are risks associated with securities lending. The Fund's performance could be hurt if a borrower defaults or becomes insolvent, or if the Fund wishes to sell a security before its return can be arranged. The return on invested cash collateral will result in gains and losses for the Fund. The Fund will limit its securities lending to 33-1/3% of its total assets.

Leveraged Loans

The Fund may invest in leveraged loans. Leveraged loans are a type of bank loan and share many of the characteristics and risks discussed above. Leveraged loans are adjustable-rate bank loans made to companies rated below investment- grade. The interest rates on leveraged loans are reset periodically based upon the fluctuations of a base interest rate such as LIBOR and a "spread" above that base interest rate that represents a risk premium to the lending banks and/or other participating investors. Many bank loans bear an adjustable rate of interest; however, leveraged loans provide for a greater "spread" over the base interest rate than other bank loans because they are considered to represent a greater credit risk. Because they are perceived to represent a greater credit risk, leveraged loans possess certain attributes that are similar to high-yield securities. However, because they are often secured by collateral of the borrower, leveraged loans possess certain attributes that are similar to other bank loans.

Limitations and Risks of Options and Futures Activity

The Fund may engage in both hedging and non-hedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in the hedged asset correlate with price movements of the futures and options.

Non-hedging strategies typically involve special risks. The profitability of the Fund's non-hedging strategies will depend on the ability of the Adviser to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively carry out its derivative strategies and might, in some cases, require the fund to deposit cash to meet applicable margin requirements.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Historically, advisers of registered investment companies trading commodity interests (such as futures contracts, options on futures contracts, and swaps), including the Fund, have been excluded from regulation as Commodity Pool Operators ("CPOs") pursuant to Commodity Futures Trading Commission ("CFTC") Regulation 4.5. In February 2012, the CFTC announced substantial amendments to the permissible exclusions, and to the conditions for reliance on the permissible exclusions, from registration as a CPO. To qualify for an exclusion under these amendments to CFTC Regulation 4.5, if the Fund uses commodity interests (such as futures contracts, options on futures contracts, and swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions, determined at the time the most recent position was established, may not exceed 5% of the fund's NAV (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are "in-the-money" at the time of purchase are "in-the- money") or, alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the fund's NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition, to qualify for an exclusion, the Fund must satisfy a marketing test, which requires, among other things, that the Fund not hold itself out as a vehicle for trading commodity interests. The amendments to CFTC Regulation 4.5 became effective on April 24, 2012. The regulatory requirements could change at any time and additional regulations could also be adopted, which may adversely affect the Fund.

The Adviser currently claims an exclusion (under CFTC Regulation 4.5) from registration as a CPO with respect to the Fund and, in its management of the Fund, intends to comply with one of the two alternative trading limitations described above and the marketing limitation. Complying with the trading limitations may restrict the Adviser's ability to use derivatives as part of the Fund's investment strategies. Although the Adviser expects to be able to execute the Fund's investment strategies within the limitations, the Fund's performance could be adversely affected. In addition, new rules may limit the availability of certain derivatives, may make the use of derivatives by portfolios more costly and may otherwise adversely impact the performance and value of derivatives.

Liquidity Determinations

The Fund may invest up to 15% of its net assets in illiquid investments. Rule 22e-4 under the 1940 Act defines an illiquid investment as investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments include investments subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the 1933 Act and investments that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Investments that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid investments may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid investments promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain investments that are not registered under the 1933 Act, including foreign investments. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the 1933 Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public.

Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance, and settlement of unregistered securities of domestic and foreign issuers sponsored by the Financial Industry Regulatory Authority, Inc. ("FINRA").

Under guidelines adopted by the Trust's Board, the Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the 1933 Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organizations ("NRSROs") or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

The Fund has adopted a liquidity risk management program designed to meet the requirements of the rules under the 1940 Act related to liquidity.

Loan Interests and Direct Debt Instruments ("Bank Loans")

The Fund may invest in loan interests and direct debt instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations), to suppliers of goods or services (in the case of trade claims or other receivables) or to other parties. These investments involve a risk of loss in case of the default, insolvency, or bankruptcy of the borrower.

Loans normally are not registered with the SEC or any state securities commission or listed on any securities exchange. As a result, there is typically less public information available about a specific loan than there would be if the loan were registered or traded on exchange. Loans also may not be considered "securities," and purchasers, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws with respect to any loans they own in the event of fraud or misrepresentation by a borrower.

The Fund may come into possession of material non-public information about a borrower as a result of its ownership of a loan or other debt instrument of such borrower. Because of prohibitions on trading in securities of issuers while possessing such information, the Fund might be unable to enter into a transaction in a publicly traded security of that borrower when it would otherwise be advantageous to do so.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, or are not made in a timely manner, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than unsecured loans in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may only pay a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks, such as a loan foreclosure and costs and liabilities associated with owning and disposing of the collateral. In addition, it is possible that a purchaser could be held liable as a co-lender. Direct debt instruments also may involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

For purposes of Fund investment limitations, the Fund generally will treat the borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Fund and the borrower, if the participation does not shift to the Fund the direct debtor- creditor relationship with the borrower, SEC interpretations require the Fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for purposes of the Fund's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans may have extended settlement periods. Accordingly, the proceeds from the sale of a loan may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force the Fund to liquidate other securities to meet redemptions and may present a risk that the Fund may incur losses in order to timely honor redemptions.

Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper, and other short-term obligations) that the Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association, or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the Adviser, are of comparable quality to issuers of other permitted investments of the Fund, may be used for letter of credit-backed investments.

Master Demand Notes

The Fund may invest in master demand notes, which are obligations that permit the investment of fluctuating amounts by the Fund, at varying rates of interest using direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because master demand notes are direct lending arrangements between the lender and borrower, these instruments generally will not be traded, and there, generally, is no secondary market for these notes, although they are redeemable (and immediately repayable by the borrower) at face value, plus accrued interest, at any time. The Adviser will invest the Fund's assets in master demand notes only if the Board or its delegate has determined that they are of credit quality comparable to the debt securities in which the Fund generally may invest.

Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities. Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association ("Ginnie Mae," also known as "GNMA"), Federal National Mortgage Association ("Fannie Mae"), and Federal Home Loan Mortgage Corporation ("Freddie Mac"). These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, the Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed income securities, when interest rates rise, the value of mortgage-backed securities with prepayment features will generally decline. In addition, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The weighted average life of such securities is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

Ginnie Mae is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, Fannie Mae and Freddie Mac were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. government. The value of the companies' securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. The U.S. Treasury has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac. In addition, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies' stock, as described below. In September 2008, the U.S. Treasury and the Federal Housing Finance Agency ("FHFA") announced that Fannie Mae and Freddie Mac had been placed in conservatorship.

Since that time, Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases and Federal Reserve ("Fed") purchases of their mortgage-backed securities. While the Fed's purchases have terminated, the U.S. Treasury announced in December 2009 that it would continue its support for the entities' capital as necessary to prevent a negative net worth. From the time Fannie Mae and Freddie Mac were placed into conservatorship through the fourth quarter of 2017, Fannie Mae and Freddie Mac have required U.S. Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. Fannie Mae and Freddie Mac also have paid the U.S. Treasury approximately $278.8 billion in aggregate cash dividends. However, such payments do not constitute a repayment of the draws Fannie Mae and Freddie Mac received from the U.S. Treasury. In the first quarter of 2018, Fannie Mae and Freddie Mac each reported that the passage of the Tax Cuts and Jobs Act in December 2017 had resulted in a decrease in the value of their deferred tax assets. As a result, Fannie Mae and Freddie Mac reported net losses during the fourth quarter of 2017, and indicated that they would request draws from the U.S. Treasury in the amount of $3.7 billion and $0.3 billion, respectively. Accordingly, no assurance can be given that the Fed, U.S. Treasury or FHFA initiatives will ensure that Fannie Mae or Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue. Moreover, there remains significant uncertainty as to whether (or when) Fannie Mae and Freddie Mac will emerge from conservatorship, which has no specified termination date. Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by federal regulators, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. The future of Fannie Mae and Freddie Mac is in question as Congress is considering several pieces of legislation that would reform Fannie Mae and Freddie Mac, proposing to address their structure, mission, portfolio limits and guarantee fees, among other issues. The potential impact of these developments is unclear, but could cause the Fund to lose money.

The Fund also may invest in mortgage-backed securities that include collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities ("CMBSs"), stripped mortgage-backed securities ("SMBSs"), interest-only commercial mortgage-backed securities ("CMBS IOs"), and mortgage dollar rolls.

CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are divided into pieces (tranches) with varying maturities. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable cash flows than regular mortgage securities, but such cash flows can be difficult to predict because of the effect of prepayments. Failure to accurately predict prepayments can adversely affect the Fund's return on these investments. CMOs also may be less marketable than other securities.

CMBSs include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, apartments, hotels and motels, nursing homes, hospitals, and senior living centers. Many of the risks of investing in commercial mortgage- backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. CMBSs may be less liquid and exhibit greater price volatility than other types of mortgage-backed securities.

SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets for these types of securities are not as developed and, accordingly, these securities may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

CMBS IOs are similar to the SMBSs described above, but are contrasted by being backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. Therefore, they generally have less prepayment risk than SMBSs, and also are less sensitive to interest rate changes. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

In mortgage dollar roll transactions, the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. At the time the Fund enters into a mortgage dollar roll, it designates on its books and records cash or liquid securities to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Fund. The mortgage dollar rolls entered into by the Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll. Because the Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage.

Municipal Lease Obligations

The Fund may invest in municipal lease obligations, installment purchase contract obligations and certificates of participation in such obligations (collectively, "lease obligations"). Lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, although lease obligations are ordinarily backed by a municipality's covenant to budget for the payments due under the lease obligation.

Certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Adviser will consider: (1) the credit quality of the obligor; (2) whether the underlying property is essential to a governmental function; and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.

Non-Investment Grade Securities or "Junk Bonds"

The Fund may invest directly or indirectly in or hold "junk bonds" or non-investment grade securities. Non-investment grade securities (i.e., BB or lower by S&P or Fitch, or Ba or lower by Moody's or, if unrated, deemed to be of comparable quality by the Adviser) are speculative in nature, involve greater risk of default by the issuing entity, and may be subject to greater market fluctuations than higher rated fixed income securities. Non-investment grade bonds, sometimes referred to as "junk bonds," are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these "junk bonds" may be less liquid than that of higher-rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund's NAV. Also, there may be significant disparities in the prices quoted for "junk bonds" by various dealers. Under such conditions, the Fund may find it difficult to value its "junk bonds" accurately. The Fund's investments in "junk bonds" may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly- leveraged issuers or in debt securities not current in the payment of interest or principal or in default. If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment. Because of the risks involved in investing in below investment grade securities, an investment in the Fund that invests substantially in such securities should be considered speculative. "Junk bonds" may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower-yielding security, resulting in a decreased return. Conversely, a "junk bond's" value will decrease in a rising interest rate market, as will the value of the Fund's assets. The credit rating of a below investment grade security does not necessarily address its market value risk and may not reflect its actual credit risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. If the Fund that invests in "junk bonds" experiences unexpected net redemptions, this may force it to sell its non- investment grade securities, without regard to their investment merits, thereby decreasing the asset base upon which the Fund's expenses can be spread and possibly reducing the Fund's rate of return.

Ratings represent a rating agency's opinion regarding the quality of the security and are not a guarantee of quality. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer's financial condition.

Options on Futures Contracts

The Fund may invest in options on futures contracts to implement its investment strategy. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

The trading of options on futures contracts entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or expiration date of the option approaches. In addition, the Fund utilizing options on futures contracts is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.

The Fund may also purchase and write options on futures contracts with respect to each of their respective Index. The purchase of a call option on an index futures contract is similar in some respects to the purchase of a call option on such an index. For example, when the Fund is not fully invested, it may purchase a call option on an index futures contract to hedge against a market advance.

Options on Securities and Securities Indexes

The Fund may purchase and sell options on securities or securities indexes to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can be used to establish either a long or a short position, depending upon whether the Fund is the purchaser or a writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer of the option the obligation to buy, the underlying asset at the exercise price during the option period.

Purchased options have limited risk equal to the amount of the premium paid for the option. Such options afford the opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered; that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk; that is, the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

Among the options that the Fund may purchase or sell are options on a securities index. In general, options on an index of securities are similar to options on the securities themselves, except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities, but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, the Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, the Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, commodities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Inflation-protected securities, for example, can be indexed to a measure of inflation, such as the Consumer Price Index ("CPI").

Commodity-indexed securities, for example, can be indexed to a commodities index such as the Dow Jones-UBS Commodity Index Total Return.

The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity, or other instrument or measure to which they are indexed, and also may be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities also are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, the U.S. Treasury, and certain other U.S. government agencies. In calculating the Fund's dividends, index-based adjustments may be considered income.

Periodic Auction Reset Bonds

The Fund may invest in periodic auction reset bonds, which are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the portfolio weighted average maturity of the Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.

Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (i.e., ten years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.

Preferred Stocks

The Fund may invest in preferred stocks, which represent a class of capital stock. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. Preferred stockholders do not ordinarily enjoy any of the voting rights of common stockholders. Most preferred stock is cumulative, meaning that if dividends are passed (not paid for any reason), they accumulate and must be paid before common dividends. Typically, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. However, an adjustable-rate preferred stock pays a dividend that is adjustable, usually quarterly, based on changes in the U.S. Treasury bill rate or other money market rates. A convertible preferred stock is exchangeable for a given number of common shares and thus tends to be more volatile than nonconvertible preferred, which behaves more like a fixed income bond. The main benefit to owning preferred stock is that the investor has a greater claim on the company's assets than common stockholders. Preferred stockholders always receive their dividends, and in the event the company goes bankrupt, are paid off before common stockholders. The Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

Private Placements

The Fund may invest in securities that are not registered under the 1933 Act ("restricted securities"). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. Certain of the Fund's investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets, or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information, which may restrict the Fund's ability to conduct portfolio transactions in such securities.

Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Because there may not be an established market price for these securities, the Fund may have to estimate their value. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the Fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the Fund might obtain less-favorable pricing terms that when it decided to sell the security.

Put Bonds

The Fund may invest in securities, the interest on which is excludable from gross income for federal income tax purposes (tax exempt securities) (including securities with variable interest rates) that may be redeemed or sold back ("put") to the issuer of the security or a third party prior to stated maturity ("put bonds"). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer. Under the Fund's portfolio allocation procedure, maturity for put bonds is deemed to be the date on which the put becomes exercisable.

Recent Market Conditions and Events. Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Likewise, systemic market dislocations of the kind that occurred during the financial crisis that began in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund's investments. Some countries, including the United States, are adopting more protectionist trade policies and are moving away from the tighter financial industry regulations that followed the 2008 financial crisis, which may also affect the value of the Fund's investments.

Political and diplomatic events within the United States, including a contentious domestic political environment, changes in political party control of one or more branches of the U.S. government, the U.S. government's inability at times to agree on a long-term budget and deficit reduction plan, the threat of a U.S. government shutdown, and disagreements over, or threats not to increase, the U.S. government's borrowing limit (or "debt ceiling"), as well as political and diplomatic events abroad, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. A downgrade of the ratings of U.S. government debt obligations, or concerns about the U.S. government's credit quality in general, could have a substantial negative effect on the U.S. and global economies. Moreover, although the U.S. government has honored its credit obligations, there remains a possibility that the United States could default on its obligations. The consequences of such an unprecedented event are impossible to predict, but it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund's investments.

Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy and the value of the Fund's investments. Outbreaks of illnesses and diseases, such as severe acute respiratory syndrome ("SARS"), influenza of various types and, most recently, COVID-19, or other similarly infectious diseases, may have material adverse impacts on the Fund and its performance. Epidemics and/or pandemics, such as COVID-19, have and may further result in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, significant challenges to healthcare service preparation and delivery, and quarantines and stay-at-home orders, as well as general concern and uncertainty that has negatively affected the economic environment. These impacts have caused significant volatility and declines in global financial markets, which have caused losses for investors. The impact of COVID-19, and other epidemics and/or pandemics that may arise in the future, and may affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. Historical patterns of correlation among asset classes may break down in unanticipated ways during times of high volatility, disrupting investment programs and potentially causing losses. The impact of public health crises, including COVID-19, may continue to last for an extended period of time.

The U.S. federal government and certain foreign central banks have taken a variety of unprecedented actions to stabilize the economy and calm the financial markets and may continue to do so, but the ultimate impact of these efforts and interventions is uncertain. In the future, the U.S. federal government or other governments may take actions that could affect the overall economy as well as the securities in which the Fund invests, the markets in which they trade, or the issuers of such securities, in ways that cannot necessarily be foreseen at the present time. Governmental and quasi-governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve (the "Fed"), have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and changes to interest rates. Certain of those policy changes, for example, were implemented in response to the COVID-19 pandemic. The Fed has spent hundreds of billions of dollars to keep credit flowing through short-term money markets since mid-September 2019 when a shortage of liquidity caused a spike in overnight borrowing rates, and again in 2020 with large stimulus initiatives intended to respond to economic stresses stemming from the COVID-19 pandemic. The impact of infectious diseases in developing and emerging market countries, however, may be greater due to less established health care systems and fewer government resources to bolster their economies. Public health crises may exacerbate other pre-existing political, social, and economic risks in certain countries.

Instability in the global capital markets may result in disruptions in liquidity in the debt capital markets, significant write-offs in the financial services sector (including banking), the repricing of credit risk in credit markets and the failure of domestic and international financial institutions. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed income securities may vary widely under certain market conditions and may result in heightened market volatility and a decline in the value of the Fund's portfolio. Changes in government policies or central banks could negatively affect the value and liquidity of the Fund's investments and cause it to lose money. The markets could react strongly to expectations for changes in government policies, which could increase volatility, especially if the market's expectations are not borne out. There can be no assurance that the initiatives undertaken by governments and central banks will be successful.

COVID-19, and future epidemics or pandemics, could also impair the information technology and other operational systems upon which the Fund's service providers rely, and could otherwise disrupt the ability of the Fund's service providers to perform essential tasks. These could impair the Fund's ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Fund's service providers, and negatively impact the Fund's performance. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately value its investments.

Markets generally and the energy sector specifically, including MLPs and energy companies in which the Fund may invest, may also be adversely impacted by reduced demand for oil and other energy commodities as a result of a slowdown in economic activity and by price competition among key oil producing countries. In the recent past, global oil prices have declined significantly and experienced significant volatility, including a period where an oil-price futures contract fell into negative territory for the first time in history, as demand for oil has slowed and oil storage facilities reach their storage capacities. Although the Organization of Petroleum Exporting Countries ("OPEC") and other oil-producing countries responded, oil price volatility may adversely impact MLPs and energy infrastructure companies. Such companies' growth prospects and ability to pay dividends may be negatively impacted, which could adversely impact the Fund's performance. Additionally, an extended period of reduced oil prices may significantly lengthen the time the energy sector would need to recover after a stabilization of prices.

Some countries, including the United States, are adopting more protectionist trade policies and are moving away from the tighter financial industry regulations that followed the 2008 financial crisis. The United States may also be considering significant new investments in infrastructure and national defense which, coupled with potentially lower federal taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being considered through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market's expectations for changes in government policies are not borne out.

High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty. There may be additional increases in the amount of debt due to the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the recent period of historically low rates, the effect of government fiscal and monetary policy initiatives, and potential market reactions to those initiatives.

Some countries where economic conditions are still recovering from the 2008 crisis are perceived as still fragile. The crisis caused strains among countries in the euro-zone that have not been fully resolved, and it is not yet clear what measures, if any, EU or individual country officials may take in response. Withdrawal of government support, failure of efforts in response to the strains, or investor perception that such efforts are not succeeding could adversely impact the value and liquidity of certain securities and currencies.

In addition, global climate change may have an adverse effect on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a storm-driven increase in flooding could cause coastal properties to lose value or become unmarketable altogether. Large wildfires driven by high winds and prolonged drought may devastate entire communities and may be very costly to any business found to be responsible for the fire or conducting operations in affected areas. These losses could adversely affect corporate borrowers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax revenues and tourist dollars generated by such properties, and insurers of the property and/or of corporate, municipal, or mortgage-backed securities. Since property and security values are driven largely by buyers' perceptions, it is difficult to know the time period over which these effects might unfold. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may never recover their value. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerative to climate change.

Some market participants have expressed concern that passively managed index funds and other indexed products inflate the value of their component securities. If the component securities in such indices decline in value for this and other reasons, the value of the Fund's investments in these securities will also decline.

Russia's invasion of the Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Following Russia's actions, various governments, including the United States, have issued broad-ranging economic sanctions against Russia, including, among other actions, a prohibition on doing business with certain Russian companies, large financial institutions, officials and oligarchs; the removal by certain countries and the European Union of selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications ("SWIFT"), the electronic banking network that connects banks globally; and restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. The current events, including sanctions and the potential for future sanctions, including any impacting Russia's energy sector, and other actions, and Russia's retaliatory responses to those sanctions and actions, may continue to adversely impact the Russian and Ukrainian economies and may result in the further decline of the value and liquidity of Russian and Ukrainian securities, a continued weakening of the ruble and hryvnia and continued exchange closures, and may have other adverse consequences on the Russian and Ukrainian economies that could impact the value of these investments and impair the ability of the Fund to buy, sell, receive or deliver those securities. Moreover, those events have, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of the Fund's investments beyond any direct exposure to Russian and Ukrainian issuers. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.

Risks Related to Cybersecurity. The Fund and its service providers have administrative and technical safeguards in place with respect to information security. Nevertheless, the Fund and its service providers are potentially susceptible to operational and information security risks resulting from a cyber-attack as the Fund is highly dependent upon the effective operation of their computer systems and those of their business partners. These risks include, among other things, the theft, misuse, corruption, and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber- attacks affecting the Adviser, Victory Capital Services, Inc. (the "Distributor,"), the Fund, the custodian, the transfer agent, financial intermediaries and other affiliated or third-party service providers may adversely affect the Fund and its shareholders. For instance, cyber-attacks may interfere with the processing of Fund transactions, including the processing of orders, impact the Fund's ability to calculate net asset values, cause the release and possible destruction of confidential customer or business information, impede trading, subject the Fund and/or its service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also affect the issuers of securities in which the Fund invests, which may cause the Fund's investments to lose value. The Fund may also incur additional costs for cybersecurity risk management in the future. Although the Fund and its service providers have adopted security procedures to minimize the risk of a cyber-attack, there can be no assurance that the Fund or its service providers will avoid losses affecting the Fund due to cyber-attacks or information security breaches in the future.

Brexit. The United Kingdom ("UK") ceased to be a member of the European Union ("EU") on January 31, 2020 ("Brexit"). During a prescribed period (the "Transition Period"), certain transitional arrangements were in effect, such that the UK continued to be treated, in most respects, as if it were still a member of the EU, and generally remained subject to EU law. The Transition Period ended on December 31, 2020. On December 24, 2020, the EU and the UK reached an agreement in principle on the terms of certain agreements and declarations governing the ongoing relationship between the EU and the UK, including the EU-UK Trade and Cooperation Agreement (the "Agreement"), and on December 30, 2020, the Council of the European Union adopted a decision authorizing the signature of the Agreement and its provisional application for a limited period between January 1, 2021 to February 28, 2021, pending ratification of the Agreement by the European Parliament. The Agreement is limited in its scope primarily to the trade of goods, transport, energy links and fishing, and uncertainties remain relating to certain aspects of the UK's future economic, trading, and legal relationships with the EU and with other countries. The actual or potential consequences of Brexit, and the associated uncertainty, could adversely affect economic and market conditions in the UK, in the EU and its member states and elsewhere, and could contribute to instability in global financial markets.

The impact of such events on the Fund is difficult to predict but they may adversely affect the return on the Fund and its investments. There may be detrimental implications for the value of the Fund's investments, its ability to enter into transactions or to value or realize such investments or otherwise to implement its investment program. It is possible that the Fund's investments may need to be restructured to enable the Fund's objectives to be pursued fully. This may increase costs or make it more difficult for the Fund to pursue its investment objective.

The London Interbank Offered Rate ("LIBOR") Transition. LIBOR has historically been the principal floating rate benchmark in the financial markets. However, as a result of longstanding regulatory initiatives, LIBOR is being discontinued. Its discontinuation has affected and will continue to affect the financial markets generally and may also affect the Fund's operations, finances, and investments specifically. The date of discontinuation will vary depending on the LIBOR currency and tenor. In March 2021, the UK Financial Conduct Authority (the "FCA"), which is the regulator of the LIBOR administrator, announced that LIBOR settings will cease to be provided by any administrator or will no longer be representative after specified dates, which will be June 30, 2023, in the case of the principal U.S. dollar LIBOR tenors (overnight and one, three, six, and 12 month), and December 31, 2021, in all other cases (i.e., one week and two month U.S. dollar LIBOR and all tenors of non-U.S. dollar LIBOR). Thus, many existing LIBOR contracts will transition to another benchmark after June 30, 2023. For some existing LIBOR-based obligations, the contractual consequences of the discontinuation of LIBOR may not be clear. In the United States, there have been various efforts to identify a set of alternative reference interest rates for U.S. dollar LIBOR. The market has generally coalesced around recommendations from the Alternative Reference Rates Committee (the "ARRC") convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York. The ARRC has recommended that U.S. dollar LIBOR be replaced by rates based on the Secured Overnight Financing Rate ("SOFR") plus, in the case of existing LIBOR contracts and obligations, a spread adjustment. As a consequence of the FCA announcement described above (and a related announcement from the LIBOR administrator), the spread adjustments for different tenors of U.S. dollar LIBOR have been set. The FCA and certain U.S. regulators have emphasized that, despite expected publication of U.S. dollar LIBOR through June 30, 2023, no new contracts using U.S. dollar LIBOR should be entered into after December 31, 2021, and that, for certain purposes, market participants should transition away from U.S. dollar LIBOR sooner. Although the foregoing reflects the likely timing and certain details and consequences of the LIBOR discontinuation, there is no assurance that LIBOR, of any particular currency and tenor, will continue to be published until any particular date or in any particular form. Financial markets, particularly the trading market for LIBOR-based obligations, may be adversely affected by the discontinuation of LIBOR, the remaining uncertainties regarding its discontinuation, the alternative reference rates that will be used when LIBOR is discontinued (including SOFR-based rates) and other reforms related to LIBOR. There is no assurance that SOFR- based rates, as modified by an applicable spread adjustment, will be the economic equivalent of U.S. dollar LIBOR. SOFR-based rates will differ from U.S. dollar LIBOR, and the differences may be material. As a result of the LIBOR discontinuation, the Fund's performance or net asset value may be adversely affected. In addition, SOFR-based rates or other alternative reference rates may be an ineffective substitute for LIBOR, resulting in prolonged adverse market conditions for the Fund.

Repurchase Agreements

The Fund may invest in repurchase agreements. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed-upon price on an agreed-upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security. The Fund maintains custody of the underlying securities prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities. In these transactions, the securities purchased by the Fund will be those in which it is authorized to invest and have a total value equal to or in excess of the amount of the repurchase obligation. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. The Fund will invest in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

Rule 18f-4 permits the Fund to treat reverse repurchase transactions (and other similar financing transactions) either as borrowings or as "derivatives transactions" subject to the risk-based limits of Rule 18f-4, and does not require the Fund to maintain segregated assets to meet its asset coverage requirements.

Section 4(a)(2) Commercial Paper and Rule 144A Securities

The Fund may invest in commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the 1933 Act ("Section 4(2) Commercial Paper"). Section 4(2) Commercial Paper is restricted as to disposition under the federal securities laws; therefore, any resale of Section 4(2) Commercial Paper must be effected in a transaction exempt from registration under the Securities Act. Section 4(2) Commercial Paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) Commercial Paper, thus providing liquidity.

The Fund also may purchase restricted securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act ("Rule 144A Securities"). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the 1933 Act for resales of certain securities to institutional investors.

However, investing in Rule 144A securities and Section 4(a)(2) commercial paper could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Securities of Other Investment Companies

The Fund may invest in securities issued by other investment companies that invest in eligible quality, short-term debt securities and money market instruments. As a shareholder of another investment company, the Fund would indirectly bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears in connection with its own operations. The Fund may invest in securities issued by other investment companies subject to statutory limitations prescribed by the 1940 Act. Certain exceptions to these limitations are provided by the 1940 Act and the rules and regulations thereunder. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such instruments at the investment company level may be reduced by the operating expenses and fees of such investment companies, including advisory fees.

Senior Securities and Borrowings

Pursuant to the investment restrictions that have been adopted by the Trust for the Fund, the Fund may not issue senior securities, except as permitted under the 1940 Act. "Senior securities" are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any Fund obligations that have a priority over the Fund's shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits the Fund from issuing senior securities except that the Fund may borrow money in amounts of up to one-third (33 1/3%) of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) from banks. Any borrowings that exceed this amount will be reduced within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation even if it is not advantageous to sell securities at that time. Borrowings may be used for a variety of purposes, including (i) for temporary or emergency purposes, (ii) in anticipation of or in response to adverse market conditions, (iii) for cash management purposes, and

(iv)for investment purposes. Borrowed money will cost the Fund interest expense and/or other fees. The costs of borrowing may reduce the Fund's return. To the extent that the Fund has outstanding borrowings, it will be leveraged. Leveraging generally exaggerates the effect on net asset value of any increase or decrease in the market value of the Fund's securities.

Security Substitution

At times when a corporate action involving a constituent is pending, an arbitrage opportunity may exist. For example, if a constituent is acquiring another company (which may or may not be an index constituent) for stock, the target company may be trading at a discount to the acquiring company, given the conditions of the deal and the market. In this case, value may be added to the Fund by purchasing the target company stock in anticipation of the acquisition and corresponding exchange of the target company stock for the acquiring company stock. The Fund would effectively increase in weighting of the acquiring company in line with the holding's increased weighting in the index at a price lower than that of the acquiring company's stock.

Separate Trading of Registered Interest and Principal of Securities ("STRIPS")

The Fund may invest in STRIPS, which are U.S. Treasury securities that allow the investor to hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. STRIPS can only be purchased and held through financial institutions and government securities brokers and dealers. These securities are backed by the full faith and credit of the U.S. government.

Short-Term Instruments

When the Fund experiences large cash inflows, for example, through the sale of securities and desirable securities that are consistent with the Fund's investment objective(s) are unavailable in sufficient quantities or at attractive prices, the Fund may hold short-term investments (or shares of money market mutual funds) for a limited time at the discretion of the Adviser. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities, or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements.

Swap Arrangements

The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates, specific securities, or indices, including purchase of caps, floors and collars as described below. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. A swap agreement may be negotiated bilaterally and traded over-the-counter ("OTC") between the two parties (for uncleared swaps) or, in some instances, must be transacted through an FCM and cleared through a clearing house that serves as a central counterparty (for a cleared swap).

In an interest rate swap, the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for an agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap, the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed-upon interest rate or amount whereas the purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed-upon interest rate or amount. A collar combines buying a cap and selling a floor.

Most swaps entered into by the Fund will be on a net basis. For example, in an interest rate swap, amounts generated by application of the fixed rate and floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold liquid assets, including cash. For swaps entered into on a net basis, assets will be segregated having a net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party; for swaps on other than a net basis, assets will be segregated having a value equal to the total amount of the Fund's obligations. Collateral is treated as illiquid.

Swap agreements historically have been individually negotiated and most swap arrangements are currently OTC traded. Certain standardized swaps currently are, and more in the future will be, centrally cleared and traded on either a swap execution facility or a designated contract market. Cleared swaps are transmitted through FCMs that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. For example, swaps that are centrally cleared are subject to the creditworthiness of the clearing organization involved in the transaction. An investor could lose margin payments it has deposited with its FCM, as well as the net amount of gains not yet paid by the clearing organization if the clearing organization becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive, plus the return of margin owed to it only in proportion to the amount received by the clearing organization's other customers, potentially resulting in losses to the investor. In addition, depending on the size of a portfolio and other factors, the margin required under the rules of a clearinghouse and by a clearing member FCM may be in excess of the collateral required to be posted by a portfolio to support its obligations under a similar uncleared swap.

These swap arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by applicable law. In entering into a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund will attempt to reduce the risk of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation and, in some cases, transacting in swaps that are centrally cleared and exchange traded. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and generally will not be centrally cleared or traded on an exchange and, accordingly, they are less liquid than traditional swap transactions.

The Fund may enter into interest rate swaps, the use of which is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

The Fund may enter into credit default swap contracts ("CDSs") for investment purposes. If the Fund is a seller of a CDS contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap. As the seller, the Fund is not required to remain in the CDS contract until default or maturity and could terminate the contract and incur a realized gain or loss.

The Fund also may purchase CDS contracts in order to hedge against the risk of default of debt securities it holds, in which case the Fund would function as the counterparty referenced above. This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It also would involve credit risk; the seller may fail to satisfy its payment obligations to the Fund in the event of a default. As the buyer, the Fund is not required to remain in the CDS contract until default or maturity and could terminate the contract and incur a realized gain or loss.

The swap market was largely unregulated prior to the enactment of the Dodd-Frank Act. The Dodd-Frank Act has changed the way the U.S. swap market is supervised and regulated. Developments in the swap market under final implementing regulations under the Dodd-Frank Act will adversely affect the Fund's ability to enter into certain swaps in the over-the-counter market (and requires that certain of such instruments be exchange-traded and centrally cleared). Dodd-Frank Act developments also could adversely affect the Fund's ability to support swap trades with collateral, terminate new or existing swap agreements, or realize amounts to be received under such instruments. Regulations that are being developed by the CFTC and banking regulators will require the Fund to post margin on over-the-counter swaps, and clearing organizations and exchanges require minimum margin requirements for exchange-traded and cleared swaps. These changes, under the Dodd-Frank Act, may increase the cost of the Fund's swap investments, which could adversely affect Fund investors.

Synthetic Instruments

The Fund may invest in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or interest on the underlying bond loses its tax-exempt status. The recent economic downturn and budgetary constraints have made municipal securities more susceptible to downgrade, default, and bankruptcy.

Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in the Fund's holding an instrument for a longer period of time than originally anticipated. For example, because of the structure of a synthetic instrument, there is a risk that the Fund will not be able to exercise its tender option.

Tax-Exempt Securities

The Fund may purchase tax-exempt securities, which include general obligation bonds, which are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest; revenue bonds, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power; and certain types of private activity bonds issued by or on behalf of public authorities to obtain funds for privately operated facilities, provided that the interest paid on such securities qualifies as exempt from federal income tax.

Treasury Inflation-Protected Securities ("TIPS")

The Fund may invest in TIPS, which are U.S. Treasury securities that have been designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to take into account the rate of inflation. They trade at prevailing real, or after inflation, interest rates. The U.S. Treasury guarantees repayment of at least the face value of these securities in the event of sustained deflation or a drop in prices.

U.S. Government Obligations

The Fund may invest in various types of U.S. government obligations. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government and supported by the full faith and credit of the U.S. Treasury. U.S. government obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises ("GSEs"). Some obligations of such agencies or instrumentalities of the U.S. government are supported by the full faith and credit of the United States or U.S. Treasury guarantees. Other obligations of such agencies or instrumentalities of the U.S. government are supported by the right of the issuer or guarantor to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality or only by the credit of the agency or instrumentality issuing the obligation.

In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including GSEs) where it is not obligated to do so. In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. In recent periods, the values of U.S. government securities have been affected substantially by increased demand for them in the global markets. Increases or decreases in the demand for U.S. government securities may occur at any time and may result in increased volatility in the values of those securities.

Variable-Rate and Floating-Rate Securities

The Fund may invest in variable-rate and floating-rate securities, which bear interest at rates that are adjusted periodically to market rates. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held. Because the interest rates of variable-rate and floating-rate securities are periodically adjusted to reflect current market rates, the market value of the variable-rate and floating-rate securities is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates. The market value of variable- rate and floating-rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

Similar to fixed-rate debt instruments, variable- and floating-rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. In addition, variable- and floating-rate securities are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so, and these securities may be unsecured. If borrowers do provide collateral, the value of the collateral may not completely cover the borrower's obligations at the time of a default. If a borrower files for protection from its creditors under bankruptcy laws, these laws may limit the Fund's rights to its collateral. In the event of a bankruptcy, the holder of a variable- or floating-rate loan may not recover its principal, may experience a long delay in recovering its investment, and may not receive interest during the delay.

Variable-Rate Demand Notes ("VRDNs")

The Fund may invest in VRDNs, which are securities that provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest- rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held. VRDNs are tax-exempt securities.

Warrants

To the extent that such investments are consistent with its investment objective, the Fund may invest in warrants. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities and therefore are highly volatile and speculative investments. If a warrant held by the Fund is not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant. The Fund may only purchase warrants on securities in which the Fund may invest directly.

When-Issued and Delayed-Delivery Securities

The Fund may invest in debt securities offered on a when-issued or delayed-delivery basis; that is, delivery, of and payment for, the securities take place after the date of the commitment to purchase, normally within 35 days. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Fund may sell these securities before the settlement date if it is deemed advisable.

Debt securities purchased on a when-issued or delayed-delivery basis are subject to changes in value in the same way as other debt securities held in the Fund's portfolios are; that is, both generally experience appreciation when interest rates decline and depreciation when interest rates rise. The value of such securities will also be affected by the public's perception of the creditworthiness of the issuer and anticipated changes in the level of interest rates. Purchasing securities on a when-issued or delayed-delivery basis involves a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself.

On the settlement date of the when-issued or delayed-delivery securities, the Fund will meet its obligations from then- available cash, sale of securities, or from sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund's payment obligations). The availability of liquid assets for this purpose to honor requests for redemption, and to otherwise manage its investment portfolio, will limit the extent to which the Fund may purchase when-issued and delayed-delivery securities. The Fund may realize a capital gain or loss in connection with such transactions.

Zero Coupon Bonds

The Fund may invest in zero coupon bonds. A zero coupon bond is a security that is sold at a discount from its face value ("original issue discount"), makes no periodic interest payments, and is redeemed at face value when it matures. The lump sum payment at maturity increases the price volatility of the zero coupon bond in response to changes in interest rates when compared to a bond that distributes a semiannual coupon payment. In calculating its income, the Fund accrues the daily amortization of the original issue discount.

DETERMINING NET ASSET VALUE ("NAV")

AND VALUING PORTFOLIO SECURITIES

The Fund's NAV is determined and the shares of the Fund are priced normally as of the valuation time(s) indicated in the Prospectus on each Business Day. A "Business Day" is a day on which the NYSE is open. The NYSE generally is closed in observance of the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving, and Christmas Day. In addition to closing in observance of the same holidays as the NYSE, the Federal Reserve Bank of Cleveland is also closed on Columbus Day and Veterans Day.

In the event of an emergency or other disruption in trading on the NYSE, the Fund's share price normally will be determined based upon the close of the NYSE.

The Fund generally values its investments based upon its last reported sale price, market quotation, or estimate of value provided by an independent pricing service as of the time as of which the Fund's share price is calculated. The Board has designated the Adviser as the "valuation designee" in accordance with Rule 2a-5 under the 1940 Act.

Investment Company Securities

Shares of another open-end investment company (mutual fund) held by the Fund is valued at the latest closing NAV of such mutual fund. Shares of any ETFs held by the Fund are valued in the manner described below under "Equity Securities."

Fixed Income Securities

Fixed income securities held by the Fund are valued on the basis of security valuations provided by an independent pricing service that determines value by using, among other things, information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities and various relationships between securities. Specific investment securities that are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost that approximates market value. Investment securities not having readily available market quotations will be priced at fair value in accordance with applicable law.

Equity Securities

Each equity security (including ETFs) held by the Fund is valued at the closing price on the exchange where the security is principally traded. Each security traded in the over-the-counter market (but not including securities the trading activity of which is reported on Nasdaq's Automated Confirmation Transaction ("ACT") System) is valued at the bid based upon quotes furnished by market makers for such securities. Each security the trading activity of which is reported on Nasdaq's ACT System is valued at the Nasdaq Official Closing Price.

Fair Value Pricing

If market quotations are not readily available, or (in the Adviser's judgment) do not accurately reflect the fair value of a security, or if after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund's net asset value is calculated that day, an event occurs that the Adviser learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, that security may be valued by another method that more accurately reflect the security's fair value.

The Fund's use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the Fund determines its net asset value per share.

Futures and Options Contracts

For purposes of determining NAV, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.

Other Valuation Information

Under the 1940 Act, the Fund is required to act in good faith in determining the fair value of portfolio securities. The SEC has recognized that a security's valuation may differ depending on the method used for determining value. The fair value ascertained for a security is an estimate and there is no assurance, given the limited information available at the time of fair valuation, that a security's fair value will be the same as or close to the subsequent opening market price for that security.

The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair valuation determinations to the Adviser and the Adviser's Pricing Committee. Those determinations may include consideration of recent transactions in comparable securities, information relating to a specific security, developments in and performance of foreign securities markets, current valuations of foreign or U.S. indices, and adjustment co- efficients based on fair value models developed by independent service providers. The Adviser may, for example, adjust the value of portfolio securities based on fair value models supplied by the service provider when the Adviser believes that the adjustments better reflect actual prices as of the close of the NYSE.

Generally, trading in foreign securities, corporate bonds, U.S. government securities, and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the NAV of the Fund's shares generally are determined at such times. Foreign currency exchange rates are also generally determined prior the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE. If events affecting the value of securities occur during such a period, and the Fund's NAV is materially affected by such changes in the value of the securities, then these securities will be valued at their fair value as determined in good faith by the Adviser in accordance with appliable law. Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued as determined in good faith of the Adviser in accordance with applicable law.

When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to warrant such action, the Fund may not be able to accept purchase or redemption requests. The Fund's NAV may be affected to the extent that its securities are traded on days that are not Business Days. The Fund reserves the right to reject any purchase order in whole or in part.

PURCHASE AND REDEMPTION OF SHARES

Creation Units

The Fund issues and redeems shares in Creation Units on a continuous basis through the Distributor (as defined below), without a sales load, at the NAV next determined after receipt of an order in proper form on any Business Day. A "Business Day" is any day on which the NYSE is open for business.

Currently, a Creation Unit is an aggregation of 10,000 shares. In its discretion, the Trust reserves the right to increase or decrease the number of the Fund's shares that constitute a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of the Fund, and to make changes in the number of shares constituting a Creation Unit, including in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

Authorized Participants

To purchase or redeem any Creation Units, you must be, or transact through, an Authorized Participant. In order to be an Authorized Participant, you must be either a broker-dealer or other participant ("Participating Party") in the Continuous Net Settlement System ("Clearing Process") of the National Securities Clearing Corporation ("NSCC") or a participant in DTC with access to the DTC system ("DTC Participant"), and you must execute an agreement ("Participant Agreement") with the Distributor that governs transactions in the Fund's Creation Units.

Investors who are not Authorized Participants but want to transact in Creation Units may contact the Distributor for the names of Authorized Participants. An Authorized Participant may require investors to enter into a separate agreement to transact through it for Creation Units and may require orders for purchases of shares placed with it to be in a particular form. Investors transacting through a broker that is not itself an Authorized Participant, and therefore must still transact through an Authorized Participant, may incur additional charges. There are expected to be a limited number of Authorized Participants at any one time.

Investors who are not Authorized Participants may purchase and sell shares of the Fund through an Authorized Participant or on the secondary market.

Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor. Market disruptions and telephone or other communication failures may impede the transmission of orders.

Transaction Fees

A fixed fee payable to the Custodian (as defined below) is imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction ("Fixed Fee"). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu (as defined below) are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions ("Variable Charge," and together with the Fixed Fee, the "Transaction Fees"). With the approval of the Board, the Adviser may waive or adjust the Transaction Fees, including the Fixed Fee and/or Variable Charge (shown in the table below), from time to time. In such cases, the Authorized Participant will reimburse the Fund for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Fund and the cash-in-lieu amount, applicable registration fees, brokerage commissions and certain taxes and other costs and expenses related to the execution of trades resulting from such transaction (up to the maximum amount shown below). In addition, purchasers of Creation Units are responsible for the costs of transferring the Deposit Securities to the account of the Fund (as defined below). Investors who use the services of a broker, or other such intermediary, may be charged a fee for such services.

The following table sets forth the Fund's standard Transaction Fees and maximum additional charge (as described above):

Maximum
Additional Variable
	Fee for In-Kind and	Charge for Cash
	Cash Purchases and	Purchases and
	Redemptions	Redemptions*

VictoryShares Free Cash Flow ETF	$250	2.00%

*As a percentage of the amount invested.

The Clearing Process

Transactions by an Authorized Participant that is a Participating Party using the NSCC system are referred to as transactions "through the Clearing Process." Transactions by an Authorized Participant that is a DTC Participant using the DTC system are referred to as transactions "outside the Clearing Process." The Clearing Process is an enhanced clearing process that is available only for certain securities and only to DTC participants that are also participants in the Continuous Net Settlement System of the NSCC. In-kind (portions of) purchase orders not subject to the Clearing Process will go through a manual clearing process run by DTC. Portfolio Deposits that include government securities must be delivered through the Federal Reserve Bank wire transfer system ("Federal Reserve System"). Fund Deposits that include cash may be delivered through the Clearing Process or the Federal Reserve System. In-kind deposits of securities for orders outside the Clearing Process must be delivered through the Federal Reserve System (for government securities) or through DTC (for corporate securities).

Foreign Securities

Because the portfolio securities of the Fund may trade on days that the Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or to purchase or sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

Purchasing Creation Units

Portfolio Deposits

The consideration for a Creation Unit generally consists of the in-kind deposit of designated securities ("Deposit Securities") and an amount of cash in U.S. dollars ("Cash Component"). Together, the Deposit Securities and the Cash Component constitute the "Portfolio Deposit." The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the Deposit Securities. Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of the Fund and (y) the market value of the Deposit Securities. If (x) is more than (y), the Authorized Participant will pay the Cash Component to the Fund. If (x) is less than (y), the Authorized Participant will receive the Cash Component from the Fund.

On each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the Adviser through the Custodian makes available through NSCC the name and amount of each Deposit Security in the current Portfolio Deposit (based on information at the end of the previous Business Day) for the Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. The Deposit Securities announced are applicable, subject to any adjustments as described below, to purchases of Creation Units until the next announcement of Deposit Securities.

The Deposit Securities may change, for example, as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser in the Fund's portfolio. These adjustments will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit.

Payment of any stamp duty or the like shall be the sole responsibility of the Authorized Participant purchasing a Creation Unit. The Authorized Participant must ensure that all Deposit Securities properly denote change in beneficial ownership.

Custom Orders and Cash-in-lieu

The Fund may, in its sole discretion, permit or require the substitution of an amount of cash ("cash-in-lieu") to be added to the Cash Component to replace any Deposit Security. The Fund may permit or require cash-in-lieu when, for example, a Deposit Security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, the Fund may permit or require cash in lieu of Deposit Securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities laws or policies from transacting in one or more Deposit Securities. The Fund will comply with the federal securities laws in accepting Deposit Securities including that the Deposit Securities are sold in transactions that would be exempt from registration under the 1933 Act. All orders involving cash-in-lieu are considered to be "Custom Orders."

Purchase Orders

To order a Creation Unit, an Authorized Participant must submit an irrevocable purchase order to the Distributor.

Timing of Submission of Purchase Orders

All orders to purchase shares directly from the Fund must be placed for one or more Creation Units and in the manner and by 4:00 p.m. Eastern time or such earlier time that the Exchange or bond market closes (the "Cut-off

Time") in order to receive the NAV calculated on the Transmittal Date. The "Transmittal Date" is the date on which such an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below).

Intermediary Deadlines

Persons placing or effectuating custom orders and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve Bank wire system, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the "Settlement Date," which is generally the Business Day immediately following the Transmittal Date ("T+1") for cash and the second Business Day following the Transmittal Date for domestic securities ("T+2").

Orders Using the Clearing Process

If available, (portions of) orders may be settled through the Clearing Process. In connection with such orders, the Distributor or its agent transmits, on behalf of the Authorized Participant, such trade instructions as are necessary to effect the creation order. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Portfolio Deposit to the Fund, together with such additional information as may be required by the Distributor. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System.

Orders Outside the Clearing Process

If the Clearing Process is not available for (portions of) an order, Portfolio Deposits will be made outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will be effected through DTC. The Portfolio Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of Deposit Securities (whether standard or custom) through DTC to the Fund account by 11:00 a.m., Eastern time, on T+1. The Cash Component, along with any cash-in-lieu and Transaction Fee, must be transferred directly to the Custodian through the Federal Reserve System in a timely manner so as to be received by the Custodian no later than 12:00 p.m., Eastern Time, on T+1. If the Custodian does not receive both the Deposit Securities and the cash by the appointed time, the order may be canceled. A canceled order may be resubmitted the following Business Day but must conform to that Business Day's Portfolio Deposit. Authorized Participants that submit a canceled order will be liable to the Fund for any losses incurred by the Fund in connection therewith.

Orders involving foreign Deposit Securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable purchase order, the Distributor will notify the Adviser and the Custodian of such order. The Custodian, who will have caused the appropriate local sub-custodian(s) of the Fund to maintain an account into which an Authorized Participant may deliver Deposit Securities (or cash -in-lieu), with adjustments determined by the Fund, will then provide information of the order to such local sub-custodian(s). The ordering Authorized Participant will then deliver the Deposit Securities (and any cash-in-lieu) to the Fund's account at the applicable local sub-custodian. The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Fund, immediately available or same day funds in U.S. dollars estimated by the Fund to be sufficient to pay the Cash Component and Transaction Fee. When a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern Time, on the contractual settlement date.

Acceptance of Purchase Order

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Fund. The Fund's determination shall be final and binding.

The Fund reserves the right to reject or revoke acceptance of a purchase order transmitted to it by the Distributor, provided that such action does not result in a suspension of sales of Creation Units in contravention of Rule 6c-11 under the 1940 Act and the SEC's positions thereunder. For example, the Fund may reject or revoke acceptance of a creation order including, but not limited to, when (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (c) the Deposit Securities delivered do not conform to the Deposit Securities for the applicable date; (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; or (e) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process purchase orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy, or computer failures; fires, floods, or extreme weather conditions; market conditions or activities causing trading halts; systems failures involving computer or other informational systems affecting the Trust, the Distributor, DTC, NSCC, the Adviser, the Fund's Custodian, a sub-custodian, or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify an Authorized Participant of its rejection of the order. The Fund, the Custodian, any sub-custodian, and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits, and they shall not incur any liability for the failure to give any such notification.

Issuance of a Creation Unit

Once the Fund has accepted an order, upon next determination of the Fund's NAV, the Fund will confirm the issuance of a Creation Unit against receipt of payment, at such NAV. The Distributor will transmit a confirmation of acceptance to the Authorized Participant that placed the order.

Except as provided below, a Creation Unit will not be issued until the Fund obtains good title to the Deposit Securities, along with any cash-in-lieu and Transaction Fee. The delivery of Creation Units will generally occur no later than T+2.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

With respect to orders involving foreign Deposit Securities, when a local sub-custodian has confirmed to the Custodian that the Deposit Securities (or cash-in-lieu) have been delivered to the Fund's account with the sub-custodian, the Fund will issue and deliver the Creation Unit. As stated above, Creation Units are generally delivered on T+2. However, the Fund may settle Creation Unit transactions on a basis other than T+2 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.

The Fund may issue a Creation Unit prior to receiving good title to the Deposit Securities under the following circumstances if, pursuant to the applicable Participant Agreement, the relevant Authorized Participant provides an undertaking to deliver the missing Deposit Securities as soon as possible, which undertaking is secured by such Authorized Participant's delivery of cash in U.S. Dollars to the Custodian having a value equal to at least 105% of the value of the missing Deposit Securities ("Collateral") as adjusted by time to time by the Adviser. The Collateral will have a value greater than the NAV of the Creation Unit on the date the order is placed and must be delivered no later than 2:00 p.m., Eastern Time, on T+1. The value of the missing Deposit Securities is marked to market daily and the amount of Collateral is adjusted to make sure the Collateral value is at least 105% of the marked value. At any time, the Fund may use the Collateral to purchase the missing Deposit Securities, and the Authorized Participant will be liable to the Fund for any costs incurred thereby or losses resulting therefrom, whether or not they exceed the amount of the Collateral, including any Transaction Fee, any amount by which the purchase price of the missing Deposit Securities exceeds the market value of such securities on the Transmittal Date, brokerage, and other transaction costs. The Trust will return any unused Collateral once all of the missing Deposit Securities have been received by the Fund. More information regarding the Fund's current procedures for collateralization is available from the Fund.

Cash Purchase Method

When cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases. In the case of a cash purchase, the investor must pay the cash equivalent of the Portfolio Deposit. In addition, cash purchases will be subject to Transaction Fees, as described above.

The Fund reserves the right to offer purchases of Creation Units solely in cash if, on a given Business Day, the Fund announces before the open of trading that all purchases on that day will be made entirely in cash the Fund may also, on a given Business Day, require all Authorized Participants purchasing Creation Units on that day to deposit cash in lieu of some or all of the Deposit Securities because: (i) such securities are not eligible for transfer either through the NSCC or DTC or (ii) in the case of Foreign Funds holding non-U.S. investments, such securities are not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances.

The Fund may also permit an Authorized Participant to deposit cash in lieu of some or all of the Deposit Securities because: (i) such securities are not available in sufficient quantity or (ii) such securities are not eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting.

Redeeming a Creation Unit

Shares of the Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request made in proper form by the Distributor on any Business Day. The Fund will not redeem shares in amounts less than Creation Units.

Redemption Basket

The consideration received in connection with the redemption of a Creation Unit generally consists of an in-kind basket of designated securities ("Redemption Securities") and an amount of cash in U.S. dollars ("Cash Component"). Together, the Redemption Securities and the Cash Component constitute the "Redemption Basket."

There can be no assurance that there will be sufficient liquidity in shares in the secondary market to permit assembly of a Creation Unit. In addition, investors may incur brokerage and other costs in connection with assembling a Creation Unit.

The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the Redemption Securities. Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of the Fund and (y) the market value of the Redemption Securities. If (x) is more than (y), the Authorized Participant will receive the Cash Component from the Fund. If (x) is less than (y), the Authorized Participant will pay the Cash Component to the Fund.

If the Redemption Securities on a Business Day are different from the Deposit Securities, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the Adviser through the Custodian makes available through NSCC the name and amount of each Redemption Security in the current Redemption Basket (based on information at the end of the previous Business Day) for the Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. If the Redemption Securities on a Business Day are different from the Deposit Securities, all redemption requests that day will be processed outside the Clearing Process.

The Redemption Securities may change as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser in the Fund's portfolio. These adjustments will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Redemption Basket.

The right of redemption may be suspended or the date of payment postponed: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares or determination of the Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC, including as described below.

Custom Redemptions and Cash-in-lieu

The Fund may, in its sole discretion, permit or require the substitution of an amount of cash ("cash-in-lieu") to be added to the Cash Component to replace any Redemption Security. The Fund may permit or require cash-in-lieu when, for example, a Redemption Security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, the Fund may permit or require cash-in-lieu of Redemption Securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities law or policies from transacting in one or more Redemption Securities. The Fund will comply with the federal securities laws in satisfying redemptions with Redemption Securities, including that the Redemption Securities are sold in transactions that would be exempt from registration under the 1933 Act. All redemption requests involving cash-in-lieu are considered to be "Custom Redemptions."

Redemption Requests

To redeem a Creation Unit, an Authorized Participant must submit an irrevocable redemption request to the Distributor. An Authorized Participant will represent to the Fund that it will not attempt to place a redemption order for the purpose of redeeming any Creation Units, unless it first ascertains or has reasonable grounds to believe that as of the time of the settlement date: (i) it, or its customer, as the case may be, will own outright (or have full legal authority and legal beneficial right to tender) the requisite number of Fund shares for redemption, and (ii) all of the shares that are in the Creation Unit to be redeemed have not been loaned or pledged to another party and are not the subject of a repurchase agreement, securities lending agreement or such other arrangement that would preclude the delivery of such shares to the Fund on the settlement date. The Fund reserves the absolute right, in its sole discretion, to verify these representations, but will typically require verification in connection with higher levels of redemption activity and /or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of the requested representations, the redemption request will not be considered to be in proper form and may be rejected by the Fund.

Timing of Submission of Redemption Requests

Subject to the terms of the applicable Authorized Participant Agreement, all orders to redeem shares directly from the Fund must be placed for one or more Creation Units by the Cut-off Time in order to receive the NAV calculated on the Transmittal Date.

Intermediary Deadlines

A redemption request is deemed received if (i) such order is received by the Distributor by the Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed. Persons placing or effectuating Custom Redemptions and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve System, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the Settlement Date, as defined above.

Requests Using the Clearing Process

If available, (portions of) redemption requests may be settled through the Clearing Process. In connection with such orders, the Distributor transmits on behalf of the Authorized Participant, such trade instructions as are necessary to effect the redemption. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Creation Unit(s) to the Fund, together with such additional information as may be required by the Distributor. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System, as described above.

Requests Outside the Clearing Process

If the Clearing Process is not available for (portions of) an order, Redemption Baskets will be delivered outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the redemption will be effected through DTC. The Authorized Participant must transfer or cause to be transferred the Creation Unit(s) of shares being redeemed through the book-entry system of DTC so as to be delivered through DTC to the Custodian by 10:00 a.m., Eastern Time, on received T+1. In addition, the Cash Component must be received by the Custodian by 12:00 p.m., Eastern Time, on T+1. If the Custodian does not receive the Creation Unit(s) and Cash Component by the appointed times on T+1, the redemption will be rejected, except in the circumstances described below. A rejected redemption request may be resubmitted the following Business Day.

Orders involving foreign Redemption Securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable redemption request, the Distributor will notify the Adviser and the Custodian. The Custodian will then provide information of the redemption to the Fund's local sub-custodian(s). The redeeming Authorized Participant, or the investor on whose behalf is acting, will have established appropriate arrangements with a broker- dealer, bank, or other custody provider in each jurisdiction in which the Redemption Securities are customarily traded and to which such Redemption Securities (and any cash-in-lieu) can be delivered from the Fund's accounts at the applicable local sub-custodian(s).

Acceptance of Redemption Requests

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust. The Trust's determination shall be final and binding.

The Fund reserves the right to reject a redemption order if the order is not in proper form. In addition, the right of redemption may be suspended or the date of payment postponed with respect to the Fund (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which trading on the NYSE is suspended or restricted, (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund's portfolio securities or determination of its NAV is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC. The Fund or Distributor will notify the Authorized Participant of such rejection, but the Fund, Custodian, sub-custodian, and Distributor shall not be liable for any failure to give such notification.

Delivery of Redemption Basket

Once the Fund has accepted a redemption request, upon next determination of the Fund's NAV, the Fund will confirm the issuance of a Redemption Basket, against receipt of the Creation Unit(s) at such NAV, any cash-in-lieu and Transaction Fee. A Creation Unit tendered for redemption and the payment of the Cash Component, any cash-in-lieu and Transaction Fee will be effected through DTC. The Authorized Participant, or the investor on whose behalf it is acting, will be recorded on the book-entry system of DTC.

The Redemption Basket will generally be delivered to the redeeming Authorized Participant within T+2. Except under the circumstances described below; however, a Redemption Basket generally will not be issued until the Creation Unit(s) are delivered to the Fund, along with the Cash Component, any cash-in-lieu and Transaction Fee.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

With respect to orders involving foreign Redemption Securities, the Fund may settle Creation Unit transactions on a basis other than T+2 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. When a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period.

Cash Redemption Method. The Fund reserves the right to redeem Creation Units solely in cash if, on a given Business Day, the Fund announces before the open of trading that all redemptions on that day will be made entirely in cash. The Fund also may on a given Business Day, requires all Authorized Participants redeeming Creation Units on that day to receive cash in lieu of some or all of the Deposit Securities because such securities are not eligible for transfer either through the NSCC or DTC. The Fund also may permit an Authorized Participant to receive cash in lieu of some or all of the Deposit Securities because: (i) such securities are not available in sufficient quantity, (ii) such securities are not eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting, or (iii) a holder of shares of the Fund holding non-U.S. investments would be subject to unfavorable income tax treatment if the holder receives redemption proceeds in kind. When cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions. In the case of a cash redemption, the investor will receive the cash equivalent of the Redemption Basket minus any Transaction Fees, as described above.

MANAGEMENT OF THE TRUST

Board Leadership Structure

The Trust is governed by the Board, which is comprised of ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act (the "Independent Trustees"). The Chair of the Board is an Independent Trustee, who functions as the lead Trustee. The Chair serves as liaison between the Board and its Committees, the Adviser, and other service providers. The Chair is actively involved in setting the Board meeting agenda, and participates on certain Board Committees.

Board Role in Risk Oversight

In considering risks related to the Fund, the Board consults and receives reports from officers of the Fund and personnel of the Adviser, who are charged with the day-to-day risk oversight function. Matters regularly reported to the Board or a designated committee include certain risks involving, among other things, the Fund's investment portfolios, trading practices, operational matters, financial and accounting controls, and legal and regulatory compliance. The Board has delegated to each of the Compliance Committee and Audit and Risk Oversight Committee certain responsibilities for reviewing reports relating to compliance and enterprise risk, including operational risk, liquidity, and personnel. The Board relies on the Investment Committee to review reports relating to investment risks, that is, risks to the Fund resulting from pursuing the Fund's investment strategies (e.g., credit risk and market risk).

Trustees and Officers

The following tables list the Trustees and Officers, their ages, position with the Trust, length of time served, principal occupations during the past five years and, where applicable, any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended ("1934 Act"), or who file reports under the 1934 Act. There is no defined term of office and each Trustee serves until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor. Each Trustee's and Officer's address is c/o Victory Funds, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144.

Independent Trustees

				Number of	Other
				Portfolios in	Directorships
			Principal	Fund	Held During
	Position	Date	Occupation	Complex	the Past
Name and	Held with	Commenced	During Past	Overseen by	5 Years
Date of Birth	the Trust	Service	5 Years	Trustee
David Brooks	Trustee	May 2015	Consultant (since	69 portfolios	None.
Adcock,			2006).	comprised of
Born October				26 portfolios
1951				in the Trust,
37 portfolios
in Victory
Portfolios,
and 6
portfolios in
Victory
Variable
Insurance
Funds
Nigel D.T.	Trustee	May 2015	Retired.	69 portfolios	Director, Carlyle
Andrews,				comprised of	Secured
Born April 1947				26 portfolios	Lending, Inc.
				in the Trust,	(formerly TCG
				37 portfolios	BDC I, Inc.)
				in Victory	(since 2012);
				Portfolios,	Director, Carlyle
				and 6	Credit Solutions,
				portfolios in	Inc. (formerly
				Victory	TCG BDC II,
				Variable	Inc.) (since
				Insurance	2017); Trustee,
				Funds	Carlyle Secured
Lending III
(since 2021).
E. Lee Beard*,	Trustee	May 2015	Retired.	69 portfolios	None.
Born August				comprised of
1951				26 portfolios
in the Trust,
37 portfolios
in Victory
Portfolios,
and 6
portfolios in
Victory
Variable
Insurance
Funds
Dennis M.	Trustee	July 2016	Retired.	69 portfolios	None.
Bushe,				comprised of
Born January				26 portfolios
1944				in the Trust,
46

37 portfolios
in Victory
Portfolios,
and 6
portfolios in
Victory
Variable
Insurance
Funds
John L. Kelly,	Chair and	May 2015	Managing Partner,	69 portfolios	Director,
Born April 1953	Trustee		Active Capital	comprised of	Caledonia
			Partners LLC, a	26 portfolios	Mining
			strategic	in the Trust,	Corporation
			consultant (since	37 portfolios	(since May
			October 2017).	in Victory	2012).
Portfolios,
and 6
portfolios in
Victory
Variable
Insurance
Funds
David L.	Trustee	May 2015	Retired.	69 portfolios	None.
Meyer,				comprised of
Born April 1957				26 portfolios
in the Trust,
37 portfolios
in Victory
Portfolios,
and 6
portfolios in
Victory
Variable
Insurance
Funds
Gloria S.	Trustee	July 2016	Chair, CEO, and	69 portfolios	TriLinc Global
Nelund,			Co-Founder of	comprised of	Impact Fund,
Born May 1961			TriLinc Global,	26 portfolios	LLC (since
			LLC, an	in the Trust,	2012).
			investment firm.	37 portfolios
in Victory
Portfolios,
and 6
portfolios in
Victory
Variable
Insurance
Funds
Leigh A.	Trustee	May 2015	Private Investor.	69 portfolios	Chair (since
Wilson,				comprised of	2013), Caledonia
Born December				26 portfolios	Mining
1944				in the Trust,	Corporation.
37 portfolios
47

in Victory
Portfolios,
and 6
portfolios in
Victory
Variable
Insurance
Funds
Advisory Trustee

Number of
				Portfolios	Other
			Principal	in Fund	Directorships
	Position	Date	Occupation	Complex	Held During
Name and	Held with	Commenced	During Past 5	Overseen by	the Past
Date of Birth	the Trust	Service	Years	Trustee	5 Years
Timothy Pettee,	Advisory	January 2023	Chief Investment	69 portfolios	None
Born April 1958	Trustee		Officer, Hoya	comprised of
			Capital Real Estate	26 portfolios
			LLC (since	in the Trust,
			February 2022);	37 portfolios
			Chief Investment	in Victory
			Officer, Sun	Portfolios,
			America Asset	and 6
			Management Corp.	portfolios in
			(January 2003-	Victory
			July 2021).	Variable
Insurance
Funds
Interested Trustee

	Position			Number of	Other
	Held			Portfolios in	Directorships
	with	Date		Fund Complex	Held During
Name and	the	Commenced	Principal Occupation	Overseen by	the Past
Date of Birth	Trust	Service	During Past 5 Years	Trustee	5 Years
David C.	Trustee	May 2015	Chief Executive Officer and	114 portfolios	Trustee,
Brown**,			Chairman (2013-present),	comprised of 26	Victory
Born May			Victory Capital Management	portfolios in the	Portfolios III;
1972			Inc.; Chief Executive Officer	Trust, 37	Board Member,
			and Chairman (2013-present),	portfolios in	Victory Capital
			Victory Capital Holdings,	Victory	Services, Inc.
			Inc.; Director, Victory Capital	Portfolios, 6
			Services, Inc. (2013-present);	portfolios in
			Director, Victory Capital	Victory
			Transfer Agency, Inc. (2019-	Variable
			present).	Insurance
Funds, and 45
portfolios in
Victory
Portfolios III.
48

*The Board has designated Ms. Beard as its Audit Committee Financial Expert.

**Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

Trustee Qualifications

The following summarizes the experience and qualifications of the Trustees.

•David Brooks Adcock. Mr. Adcock served for many years as general counsel to Duke University and Duke University Health System, where he provided oversight to complex business transactions such as mergers and acquisitions and dispositions. He has served for more than 20 years as a public interest arbitrator for, among others, the New York Stock Exchange, the American Stock Exchange, the National Futures Association, FINRA and the American Arbitration Association. The Board believes that Mr. Adcock's knowledge of complex business transactions and the securities industry combined with his previous service on the boards of other mutual funds qualifies him to serve on the Board.

•Nigel D.T. Andrews. Mr. Andrews served for many years as a management consultant for a nationally recognized consulting company and as a senior executive at GE, including Vice President of Corporate Business Development, reporting to the Chairman, and as Executive Vice President of GE Capital. He also served as a Director and member of the Audit and Risk Committee of Old Mutual plc, a large publicly traded company whose shares are traded on the London Stock Exchange. Mr. Andrews also formerly served as the non-executive chairman of Old Mutual's U.S. asset management business, where he also served on the audit and risk committee. Mr. Andrews also served as a Governor of the London Business School. He serves as a director of Carlyle Secured Lending, Inc. (formerly TCG BDC I, Inc.) and Carlyle Credit Solutions, Inc. (formerly TCG BDC II, Inc.), and as a trustee of Carlyle Secured Lending III, each a business development company. The Board believes that his experience in these positions, particularly with respect to oversight of risk and the audit function of public companies, as well as his previous service on the boards of other mutual funds qualifies him to serve as a Trustee.

•E. Lee Beard. Ms. Beard, a certified public accountant, has served as the president, chief executive officer and director, and as a chief financial officer, of public, federally insured depository institutions. As such, Ms. Beard is familiar with issues relating to audits of financial institutions. The Board believes that Ms. Beard's experience as the chief executive officer of a depository institution, her service on the boards of other mutual funds and her knowledge of audit and accounting matters qualifies her to serve as a Trustee.

•David C. Brown. Mr. Brown serves as the Chairman and Chief Executive Officer (since 2013) of the Adviser and, as such, is an "interested person" of the Trust. Previously, he served as Co-Chief Executive Officer (2011 - 2013), and President — Investments and Operations (2010 - 2011) and Chief Operating Officer (2004 - 2011) of the Adviser. The Board believes that his position and experience with the Adviser and his previous experience in the investment management business qualifies him to serve as a Trustee.

•Dennis M. Bushe. Mr. Bushe has experience in fixed income investment management and research. He is a former chief investment risk officer of a large investment management firm. Mr. Bushe previously served as a Trustee of the boards of the RS Investment Trust and RS Variable Products Trust. The Board believes that Mr. Bushe's experience qualifies him to serve as a Trustee.

•John L. Kelly. Mr. Kelly has more than 35 years of experience and leadership roles in the financial services industry including institutional electronic trading, capital markets, corporate and investment banking, retail brokerage, private equity, asset/wealth management, institutional services, mutual funds, and related technology enabled services. He previously served as an Independent Trustee of Victory Portfolios, Victory Institutional Funds, and Victory Variable Insurance Funds from 2008 to 2011. The Board believes that this experience qualifies him to serve as a Trustee.

•David L. Meyer. For six years, Mr. Meyer served as chief operating officer, Investment Wealth Management Division, of Mercantile Bankshares Corp (now PNC Financial Services Corp.) and has served as an officer or on the boards of other mutual funds for many years. The Board believes that his experience, particularly as it related to the operation of registered investment companies, qualifies him to serve as a Trustee.

•Gloria S. Nelund. Ms. Nelund has executive and investment management industry experience, including service as chief executive officer of two investment advisory firms. Ms. Nelund also has experience as a co- founder and chief executive officer of an investment firm. Ms. Nelund previously served as the Chairman and Trustee of the boards of the RS Investment Trust and RS Variable Products Trust. The Board believes that this experience qualifies her to serve as a Trustee.

•Timothy Pettee. Mr. Pettee served for many years as Chief Investment Officer and Lead Portfolio Manager (Rules Based Funds) of SunAmerica Asset Management Corp., where he was responsible for investment oversight, portfolio management, and securities selection. At SunAmerica, Mr. Pettee also was Chair of the Portfolio Policy and Brokerage and Soft Dollar Committees, and a member of the Proxy and Executive Committees. The Board believes that Mr. Pettee's experience with other mutual funds and his knowledge qualifies him to serve as an Advisory Trustee.

•Leigh A. Wilson. Mr. Wilson was Chair of the Victory Funds through 2021. He served for many years as Chief Executive Officer of Paribas North America and as such has extensive experience in the financial sector. He serves as an Independent Non-Executive Director and Chairman of the Board of Caledonia Mining Corporation, a Canadian mining company listed on the Toronto Stock Exchange. As a former director of the Mutual Fund Directors Forum ("MFDF"), he is familiar with the operation and regulation of registered investment companies. He served on a MFDF steering committee created at the request of then-SEC Chairman William Donaldson to recommend best practices to independent mutual fund directors. He received the Small Fund Trustee of the Year award from Institutional Investor Magazine in 2006. The Board believes that this experience and his previous service on the boards of other mutual funds qualifies him to serve as a Trustee.

Committees of the Board

The following standing Committees of the Board are currently in operation: Audit and Risk Oversight, Compliance, Continuing Education, Investment, Service Provider, Board Governance and Nominating, and Agenda. In addition to these standing Committees, the Board may form temporary Sub- or Special Committees to address particular areas of concern. A Committee may form a Sub-Committee to address particular areas of concern to that Committee.

•The members of the Audit and Risk Oversight Committee, all of whom are Independent Trustees, are Ms. Beard (Chair), Mr. Andrews, Mr. Kelly, Ms. Nelund, and Mr. Wilson. The primary purpose of this Committee is to oversee the Trust's accounting and financial reporting policies, practices, and internal controls, as required by the statutes and regulations administered by the SEC, including the 1940 Act. The Committee also has overall responsibility for reviewing periodic reports with respect to compliance and enterprise risk, including operational risk and personnel. The Board has designated Ms. Beard as its Audit Committee Financial Experts.

•The members of the Compliance Committee are Mr. Adcock (Chair), Mr. Andrews, Ms. Beard, Mr. Kelly, Ms. Nelund, and Mr. Wilson. The Compliance Committee oversees matters related to the Fund's compliance program and compliance with applicable laws, rules and regulations and meets regularly with the Trust's Chief Compliance Officer.

•The members of the Continuing Education Committee are Mr. Meyer (Chair), Mr. Adcock, Mr. Andrews, Ms. Beard Mr. Bushe, Mr. Kelly, and Ms. Nelund. The function of this Committee is to develop programs to educate the Trustees to enhance their effectiveness as a Board and individually.

•The members of the Investment Committee are Mr. Bushe (Chair), Mr. Adcock, Mr. Kelly, and Mr. Meyer. The function of this Committee is to oversee the Fund's compliance with investment objectives, policies, and restrictions, including those imposed by law or regulation, and assist the Board in its annual review of the Fund's investment advisory agreements.

•The members of the Service Provider Committee are Ms. Nelund (Chair), Mr. Andrews, Ms. Beard, Mr. Kelly, and Mr. Wilson. This Committee oversees the negotiation of the terms of the written agreements with the Fund's service providers, evaluates the quality of periodic reports from the service providers (including reports submitted by sub-service providers) and assists the Board in its review of the Fund's service providers, other than the investment adviser and independent auditors.

•The Board Governance and Nominating Committee consists of all of the Independent Trustees. Mr. Andrews currently serves as the Chair of this Committee. The functions of this Committee are: to oversee Fund governance, including the nomination and selection of Trustees; to evaluate and recommend to the Board the compensation and expense reimbursement policies applicable to Trustees; and periodically, to coordinate and facilitate an evaluation of the performance of the Board.

•The Board Governance and Nominating Committee will consider nominee recommendations from Fund shareholders, in accordance with procedures established by the Committee. The Fund shareholder should submit a nominee recommendation in writing to the attention of the Chair of the Trust, 4900 Tiedeman Road, Brooklyn, Ohio 44144. The Committee (or a designated sub-committee) will screen shareholder recommendations in the same manner as it screens nominations received from other sources, such as current Trustees, management of the Fund or other individuals, including professional recruiters. The Committee need not consider any recommendations when no vacancy on the Board exists, but the Committee will consider any such recommendation if a vacancy occurs within six months after receipt of the recommendation. In administering the shareholder recommendation process, the Chair, in the Chair's sole discretion, may retain the services of counsel to the Trust or to the Independent Trustees, management of the Fund or any third party. The Committee will communicate the results of the evaluation of any shareholder recommendation to the shareholder who made the recommendation.

•The Agenda Committee consists of the Chair of the Board and the Chair of each other Committee.

During the fiscal year ended June 30, 2022, the Board held eight meetings. The Audit and Risk Oversight Committee held four meetings; the Compliance Committee held four meetings; the Investment Committee held five meetings; the Service Provider Committee held four meetings; the Board Governance and Nominating Committee held four meetings. The Continuing Education Committee met informally during the fiscal year.

Officers of the Trust

The officers of the Trust are elected by the Board to actively supervise the Trust's day-to-day operations. The officers of the Trust, their dates of birth, the length of time served, and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, Brooklyn Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Date
	Position with	Commenced
Name and Age	the Trust	Service	Principal Occupation During Past 5
Years
James K. De Vries,	President	May 2023	Head of Fund Administration (5/1/23-present);
Born April 1969			Vice President, Victory Capital Transfer Agency,
Inc. (4/20/23-present); Executive Director, the
Adviser (7/1/19-present); Executive Director,
Investment and Financial Administration, USAA
(2012-6/30/19); Treasurer, Victory Portfolios III
(formerly USAA Mutual Funds Trust) (2018-
4/30/23). Mr. De Vries also serves as the
Principal Executive Officer for the Trust, Victory
Portfolios, Victory Portfolios III, and Victory
Variable Insurance Funds (5/1/23-present).
Scott A. Stahorsky,	Vice President	May 2015	Director, Third-Party Dealer Services & Reg
Born July 1969			Administration, Fund Administration,
the Adviser (5/1/2023-present); Director, Fund
Administration, the Adviser (5/1/2023-present);
Vice President, Victory Capital Transfer Agency,
Inc. (4/20/23-present); Manager, Fund
Administration, the Adviser (4/30/23- 2015). Mr.
Stahorsky also serves as Vice President of
Victory Portfolios, Victory Portfolios III, and
Victory Variable Insurance Funds (12/14-
present).
Thomas Dusenberry,	Secretary	May 2022	Director, Fund Administration, the Adviser;
Born July 1977			Treasurer and Principal Financial Officer (May
2023-present); Manager, Fund Administration,
the Adviser; Treasurer and Principal Financial
Officer (2020-2022), Assistant Treasurer (2019),
Salient MF Trust, Salient Midstream, MLP Fund
and Forward Funds; Principal Financial Officer
(2018-2021) and Treasurer (2020-2021), Salient
Private Access Funds and Endowment PMF
Funds; Senior Vice President of Fund
Accounting and Operations, Salient Partners
(2020-2022); Director of Fund Operations,
Salient Partners (2016-2019). Mr. Dusenberry
also serves as Secretary of Victory Portfolios,
Victory Portfolios III, and Victory Variable
Insurance Funds (6/22-present).
Allan Shaer,	Treasurer	December 2017	Senior Vice President, Financial Administration,
Born March 1965			Citi Fund Services Ohio, Inc. Mr. Shaer also
serves as Treasurer of Victory Portfolios, Victory
Portfolios III, and Victory Variable Insurance
Funds (5/17-present).
Christopher Ponte,	Assistant	May 2015	Director, Fund and Broker Dealer Finance, Fund
Born March 1984	Treasurer*		Administration, (5/1/23-present); Victory Capital
Transfer Agency, Inc. (May 2023-present);
Manager, Fund Administration, the Adviser
(2017-2023); Chief Financial Officer, Victory
52

Capital Services, Inc. (since 2018). Mr. Ponte
also serves as Assistant Treasurer of Victory
Portfolios, Victory Portfolios III, and Victory
Variable Insurance Funds (12/17-present).

Carol D. Trevino,	Assistant Treasurer	February 2023	Director, Financial Reporting, Fund
Born October 1965			Administration (5/1/23-present); Director,
Accounting and Finance, the Adviser (7/1/19-
4/30/23); Accounting/ Financial Director,
USAA (12/13-6/30/19). Ms. Trevino also serves
as Assistant Treasurer of Victory Portfolios,
Victory Portfolios III, and Victory Variable
Insurance Funds (2/28/23-present). Ms. Trevino
also serves as Assistant Treasurer of Victory
Portfolios, Victory Portfolios III, and Victory
Variable Insurance Funds (2/28/23-present).
Sean Fox,	Chief	July 2022	Sr. Compliance Officer, the Adviser (2019-
Born September	Compliance		2021), Compliance Officer, the Adviser (2015-
1976	Officer		2019). Mr. Fox also serves as Chief
Compliance Officer of Victory Portfolios,
Victory Portfolios III, and Victory Variable
Insurance Funds (6/22-present).
Michael Bryan,	Anti-Money	May 2023	Vice President, CCO Compliance Support
Born December	Laundering		Services, Citi Fund Services Ohio, Inc. (2008-
1962	Compliance		present). Mr. Bryan also serves as Anti-Money
	Officer and		Laundering Compliance Officer and Identity
	Identity Theft		Theft Officer of Victory Portfolios, Victory
	Officer		Portfolios III, and Victory Variable Insurance
Funds (5/23-present).
Jay G. Baris,	Assistant	May 2015	Partner, Sidley Austin LLP (since April 2020);
Born January 1954	Secretary		Partner, Shearman & Sterling LLP
(January 2018-April 2020).

*Effective on December 5, 2017, Mr. Ponte resigned as Treasurer and accepted the position of Assistant Treasurer of the Trust.

Trustees' Fund Ownership

The following tables show the dollar ranges of Fund shares (and of shares of all series of the Victory Fund Complex) beneficially owned by each Trustee as of December 31, 2022. No Independent Trustee (or any immediate family member) owns beneficially or of record an interest in the Adviser or the Distributor or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor (other than funds in the Victory Funds Complex). As of December 31, 2022, the Trustees and officers as a group owned beneficially less than 1% of each class of outstanding shares of those series of the Trust. No information is provided for the Advisory Trustee, Timothy Pettee, because he was not appointed an Advisory Trustee until January 1, 2023.

Independent Trustees
	Dollar Range of	Aggregate Dollar Range of
Trustee	Beneficial Ownership	Ownership of Shares of
	of Fund Shares	All Series of the Victory
Fund Complex
Mr. Adcock	None	Over $100,000
Mr. Andrews	None	Over $100,000
Ms. Beard	None	Over $100,000
Mr. Bushe	None	Over $100,000
Mr. Kelly	None	Over $100,000
Mr. Meyer	None	Over $100,000
Ms. Nelund	None	Over $100,000
Mr. Wilson	None	Over $100,000
Interested Trustee
Aggregate Dollar Range of
Trustee	Dollar Range of	Ownership of Shares of
	Beneficial Ownership of	All Series of the
	Fund Shares	Victory Fund Complex
Mr. Brown*	None	Over $100,000

* Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

Board Compensation

The Victory Fund Complex pays each Independent Trustee and Advisory Trustee $344,000 per year for his or her services to the Complex. The Board Chair is paid an additional retainer of $150,000 per year. While the Board reserves the right to award reasonable compensation to any Interested Trustee, as of the date of this SAI no Interested Trustee receives any compensation for services as a Trustee.

The following tables indicate the compensation received by each Trustee from the Fund and from the Victory Fund Complex for the fiscal year ended June 30, 2022. As of May 31, 2023, there were 68 funds in the Victory Fund Complex for which the Trustees listed below were compensated. The Trust does not maintain a retirement plan for its Trustees.

Independent Trustees
	Aggregate Compensation Total Compensation from the
Name and Position	from the Fund	Victory Fund Complex
Mr. Adcock	None	$337,000
Mr. Andrews*	None	$387,000
Ms. Beard	None	$337,000
Mr. Bushe	None	$337,000
Mr. Kelly	None	$462,000
Mr. Meyer	None	$337,000
Ms. Nelund	None	$337,000
Mr. Wilson	None	$412,000

* As of June 30, 2022, the value of Mr. Andrews' deferred compensation account was $547,924.

Interested Trustee
	Aggregate Compensation	Total Compensation from
Trustee	from the Fund	the Victory Fund Complex
Mr. Brown*	None	None
Deferred Compensation

Each Trustee may elect to defer a portion of his or her compensation from the Victory Fund Complex in accordance with a Deferred Compensation Plan adopted by the Board (the "Plan"). Such amounts are invested in one or more funds in the Victory Fund Complex offered under the Plan or a money market fund, as selected by the Trustee.

As of the last completed fiscal year, the following current Trustees have elected to defer a portion of his or her compensation from the Victory Fund Complex.

	Aggregate Compensation	Total Compensation from
Trustee	from the Fund	the Victory Fund Complex
Mr. Adcock*	None	$50,500
Mr. Beard**	None	$20,640
Mr. Bushe***	None	$168,500

*As of June 30, 2022, the value of Mr. Adcock's deferred compensation account was $170,759.

**As of June 30, 2022, the value of Mr. Beard's deferred compensation account was $19,045.

***As of June 30, 2022, the value of Mr. Bushe's deferred compensation account was $1,313,357.

INVESTMENT ADVISERS AND OTHER SERVICE PROVIDERS

Investment Adviser

Victory Capital Management Inc. (the "Adviser"), a New York corporation registered as an investment adviser with the SEC, serves as investment adviser to the Fund. The Adviser's principal business address is 15935 La Cantera Parkway, San Antonio, TX 78256. Subject to the authority of the Board, the Adviser is responsible for the overall management and administration of the Fund's business affairs. Each of the Adviser's multiple investment teams, referred to separately as investment franchises, utilizes its own independent approach to investing. The Adviser is responsible for selecting the Fund's investments according to its investment objective, policies, and restrictions. The Adviser is an indirect wholly-owned subsidiary of Victory Capital Holdings, Inc. ("VCH"), a publicly traded Delaware corporation. As of May 31, 2023, the Adviser managed assets totaling in excess of $154.8 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing.

The Advisory Agreement

The Adviser serves as the Fund's investment adviser pursuant to an advisory agreement dated as of May 1, 2015, as amended (the "Advisory Agreement"). Unless sooner terminated, the Advisory Agreement between the Adviser and the Trust, on behalf of the Fund, provides that it will continue in effect as to the Fund for two years and for consecutive one-year terms thereafter, provided that such renewal is approved at least annually by the Trustees or by vote of the majority of the outstanding shares of the Fund (as defined under "Miscellaneous" below) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement, by votes cast in person at a meeting called for such purpose. The

Advisory Agreement is terminable by the Fund at any time on 60 days' written notice without penalty by a vote of the majority of the outstanding shares of the Fund, by vote of the Trustees, or by the Adviser. The Advisory Agreement also terminates automatically in the event of any assignment, as defined by the 1940 Act.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the services pursuant thereto, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

Under the Advisory Agreement, the Adviser may delegate a portion of its responsibilities to a sub-adviser. In addition, the agreements provide that the Adviser may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund provided all such persons are functioning as part of an organized group of persons, managed by authorized officers of the Adviser.

The following schedule lists the advisory fee for the Fund, as an annual percentage of its average daily net assets.

Advisory
Fund	Fee
VictoryShares Free Cash Flow ETF	0.35%

No advisory fees have been paid by the Fund as it have not yet commenced operations prior to the date of this SAI.

Management Fee Waiver/Expense Reimbursement

The Adviser has contractually agreed to waive its management fee and/or reimburse Fund expenses so that the total annual operating expenses (excluding any acquired fund fees and expenses and certain other items such as interest, taxes, dividend and interest expenses on short sales and brokerage commissions) of the Fund (by share class) do not exceed a certain percentage for a predetermined amount of time. In these instances, the fee and expense table in the Fund's Prospectus provides more details about this arrangement and shows the impact it will have on the Fund's total annual fund operating expenses. Under its contractual agreement with the Fund, the Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Board. From time to time, the Adviser may also voluntarily waive its management fee and/or reimburse expenses for the Fund. These voluntary reductions are not reflected in the fee and expense table in the Fund's Prospectus.

From time to time, the Adviser may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by the Fund.

No information is provided for the Fund as it has not yet commenced operations prior to the date of this SAI.

Compliance Services

The Trust and the Adviser are parties to the Agreement to Provide Compliance Services ("Compliance Agreement") pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under 1940 Act. The funds in the Victory Fund complex, in the aggregate, compensate the Adviser for these services.

No compliance fees have been paid by the Fund to Victory Capital under the Compliance Agreement as the Fund has not yet commenced operations prior to the date of this SAI.

Administrator and Fund Accountant

Victory Capital serves as the administrator and fund accountant to the Trust pursuant to an agreement dated July 1, 2006, as amended (the "Administration and Fund Accounting Agreement"). Citi Fund Services Ohio, Inc. ("Citi") serves as sub-administrator and sub-fund accountant to the Trust pursuant to an agreement with Victory Capital dated October 1, 2015, as amended (the "Sub-Administration and Sub-Fund Accounting Agreement"). As administrator, Victory Capital supervises the Trust's operations, including the services that Citi provides to the Fund as sub- administrator and sub-fund accountant, but excluding those that Victory Capital supervises as investment adviser, subject to the supervision of the Board.

Under the Administration and Fund Accounting Agreement, for the administration and fund accounting services that Victory Capital renders to the Fund, the Trust, Victory Portfolios ("VP") and Victory Variable Insurance Funds ("VVIF") pay Victory Capital an annual fee, accrued daily and paid monthly, at the following annual rates based on the aggregate average daily net assets of the Trust, VP and VVIF: 0.08% of the first $15 billion in aggregate Trust, VP and VVIF net assets, plus 0.05% of aggregate Trust, VP and VVIF net assets in excess of $15 billion to $30 billion, plus 0.04% of aggregate Trust, VP and VVIF net assets in excess of $30 billion. Victory Capital may periodically waive all or a portion of the amount of its fee that is allocated to the Fund in order to increase the Fund's net income available for distribution to shareholders. In addition, the Trust, VP and VVIF reimburse Victory Capital for all of its reasonable out-of-pocket expenses incurred as a result of providing the services under the Administration and Fund Accounting Agreement, including costs associated with implementing new reports required by the new RIC Modernization rules adopted by the SEC under the 1940 Act.

Except as otherwise provided in the Administration and Fund Accounting Agreement, Victory Capital pays all expenses that it incurs in performing its services and duties as administrator. Unless sooner terminated, the Administration and Fund Accounting Agreement continues in effect for a period of three years and for consecutive one-year terms thereafter, provided that such continuance is approved by the Board or by vote of a majority of the outstanding shares of the Fund and, in either case, by a majority of the Independent Trustees. The Administration and Fund Accounting Agreement provides that Victory Capital shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence or reckless disregard of its obligations and duties under the Agreement.

Under the Administration and Fund Accounting Agreement, Victory Capital, among other things, coordinates the preparation, filing and distribution of amendments to the Trust's registration statement on Form N-1A, supplements to prospectuses and SAIs, and proxy materials in connection with shareholder meetings; drafts shareholder communications, including annual and semi-annual reports; administers the Trust's other service provider contracts; monitors compliance with investment restrictions imposed by the 1940 Act, the Fund's investment objective, defined investment policies, and restrictions, tax diversification, and distribution and income requirements; coordinates the Fund's service arrangements with financial institutions that make the Fund's shares available to their customers; assists with regulatory compliance; supplies individuals to serve as Trust officers; prepares Board meeting materials; and annually determines whether the services that it provides (or the services that Citi provides as sub-administrator) are adequate and complete.

Victory Capital also performs fund accounting services for the Fund, excluding those services that Citi performs as sub-fund accountant. The fund accountant calculates the Fund's NAV, its dividend and capital gain distribution, if any, and its yield. The fund accountant also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Fund. The fees that Citi receives for sub-administration and sub-fund accounting services are described in the SAI section entitled "Sub-Administrator and Sub-Fund Accountant."

The Fund has not accrued fees as it had not yet commenced operations prior to the date of this SAI.

Sub-Administrator and Sub-Fund Accountant

Citi serves as sub-administrator and sub-fund accountant to the Fund pursuant to the Sub-Administration and Sub- Fund Accounting Agreement dated October 1, 2015, as amended, by and between Victory Capital and Citi (the "Sub- Administration and Sub-Fund Accounting Agreement"). Citi assists in supervising all operations of the Fund (other than those performed by Victory Capital either as investment adviser or administrator), subject to the supervision of the Board.

Unless sooner terminated, the Sub-Administration and Sub-Fund Accounting Agreement continues in effect as to the Fund for a period of three years and for consecutive one-year terms thereafter. The Sub-Administration and Sub-Fund Accounting Agreement provides that Citi shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence, or reckless disregard of its obligations and duties under the Agreement.

Under the Sub-Administration and Sub-Fund Accounting Agreement, Citi calculates Trust expenses and make disbursements; calculates capital gain and distribution information; registers the Fund's shares with the states; prepares shareholder reports and reports to the SEC on Forms N-CEN and N-PORT; coordinates dividend payments; calculates the Fund's performance information; files the Trust's tax returns; supplies individuals to serve as Trust officers; monitors the Fund's status as regulated investment companies under the Code; assists in developing portfolio compliance procedures; reports to the Board amounts paid under shareholder service agreements; assists with regulatory compliance; obtains, maintains and files fidelity bonds and Trustees' and officers'/errors and omissions insurance policies for the Trust; assists with liquidity risk management services; and assists in the annual audit of the Fund, among other services.

Transfer Agent

Citibank, N.A. ("Citibank" or the "Custodian"), 388 Greenwich St., New York, New York 10013, serves as transfer agent for the Fund pursuant to a Transfer Agency Services Agreement. Under its agreement with the Fund, Citibank has agreed, among other things, to (1) perform and facilitate the performance of purchases and redemptions of Creation Units by Authorized Participants; (2) record and calculate the number of outstanding Fund shares; (3) maintain shareholder accounts; (4) perform duties relating to anti-money laundering and identity theft prevention; and (5) make periodic reports to the Board and regulators regarding its operations.

Custodian

General. Citibank, 388 Greenwich St., New York, New York 10013, serves as the custodian of the assets of the Fund pursuant to the Global Custodial Services Agreement dated August 5, 2008, as amended (the "Custody Agreement"). The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Custodian may, with the approval of the Fund and at its own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that it shall remain liable for the performance of all of its duties under the Custody Agreement.

Foreign Custody. Rule 17f-5 under the 1940 Act, which governs the custody of investment company assets outside the United States, allows a mutual fund's board of directors to delegate to a "Foreign Custody Manager" the selection and monitoring of foreign sub-custodian arrangements for the Trust's assets. Accordingly, the Board delegated these responsibilities to the Custodian pursuant to the Custody Agreement. As Foreign Custody Manager, the Custodian must (a) determine that the assets of the Fund held by a foreign sub-custodian will be subject to reasonable care, based on the standards applicable to custodians in the relevant market; (b) determine that the Trust's foreign custody arrangements are governed by written contracts in compliance with Rule 17f-5 (or, in the case of a compulsory depository, by such a contract and/or established practices or procedures); and (c) monitor the appropriateness of these arrangements and any material change in the relevant contract, practices or procedures. In determining appropriateness, the Custodian will not evaluate a particular country's investment risks, such as (a) the use of compulsory depositories, (b) such country's financial infrastructure, (c) such country's prevailing custody and settlement practices, (d) nationalization, expropriation or other governmental actions, (e) regulation of the banking or securities industry, (f) currency controls, restrictions, devaluations or fluctuations, and (g) market conditions that affect the orderly execution of securities transactions or affect the value of securities. The Custodian will provide to the Board quarterly written reports regarding the Trust's foreign custody arrangements.

Line of Credit. The Fund expects to participate, along with other funds managed by the Adviser, in a short-term, demand note line of credit agreement with Citibank. Under the agreement with Citibank, the Victory Funds are permitted to borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. Of the committed amount, $40 million of the line of credit is reserved for use by the Victory Floating Rate Fund, a series of VP, with that fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citibank receives an annual commitment fee of 0.15%. The Fund will pay a pro-rata portion of this commitment fee plus any interest on amounts borrowed.

Securities Lending

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned generally are cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non- cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies. The Fund effectively does not have control of the non-cash collateral. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

No information is provided for income and fees/compensation related to the Fund's securities lending activities as it has not yet commenced operations prior to the date of this SAI.

Distributor

Foreside Fund Services, LLC serves as the distributor of Creation Units (the "Distributor") for the Fund on an agency basis. Under the ETF Distribution Agreement most recently entered into as of December 6, 2022, as may be amended ("Distribution Agreement"), the Distributor receives orders from Authorized Participants to create and redeem shares in Creation Unit aggregations and transmits such orders to the Trust's Custodian and transfer agent. The Distributor's principal address is Three Canal Plaza, Portland, Maine 04101. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Shares will be continuously offered for sale only in Creation Units. Shares in less than a Creation Unit are not distributed by the Distributor. The Distributor has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. No compensation is payable by the Trust to the Distributor for such distribution services. However, the Adviser has entered into an agreement with the Distributor under which it makes payments to the Distributor in consideration for its services under the Distribution Agreement. The payments made by the Adviser to the Distributor do not represent an additional expense to the Trust or its shareholders.

Under the Distribution Agreement, the Distributor, as agent for the Trust, will solicit orders for the purchase of shares, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor will deliver the Prospectus and, upon request, the SAI to persons purchasing Creation Units and will maintain records of orders placed with it. The Distributor is a broker-dealer registered under the Exchange Act and a member of FINRA.

The Distributor also may enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Units of shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in "Procedures for Creation of Creation Units" below) or DTC participants (as defined below).

The Distribution Agreement will continue for two years from its effective date and is renewable thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable, without penalty, by the Trust on 60 days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days' written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that in the absence of willful misfeasance, bad faith, or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.

PORTFOLIO MANAGERS

This section includes information about the Fund's portfolio managers, including information concerning other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Other Accounts

The following table lists the number and types of accounts managed by the portfolio managers and assets under management in those accounts as of December 31, 2022:

	Registered Investment		Pooled Investment
	Company Accounts		Vehicle Accounts		Other Accounts

	Number	Total	Number	Total	Number	Total
	of	Assets	of Accounts	Assets	of Accounts	Assets
	Accounts	(in Millions)		(in Millions)		(in Millions)

Mannik Dhillon	57	$49,123.00	4	$59.44	19	$5,261,77
Lance Humphrey	20	$13,425.13	0	$-	4	$2,654.67

The following table sets forth performance-based accounts for which the Fund's portfolio managers were primarily responsible for the day-to-day portfolio management as of December 31, 2022.

	Registered Investment			Pooled Investment
	Company Accounts			Vehicle Accounts				Other Accounts
	Number	Total		Number		Total		Number	Total
	of	Assets		of		Assets		of	Assets
	Accounts	(in Millions)		Accounts	(in Millions)			Accounts	(in Millions)

Mannik Dhillon	13	$16,895,47	0		$-		0		$-
Lance Humphrey	4	$3,534.99	0		$-		0		$-

Fund Ownership

Since the Fund has not yet commenced operations prior to the date of this SAI, no shares of the Fund are owned by the portfolio managers.

Portfolio Manager Compensation

The Adviser has designed the structure of its portfolio managers' compensation to (1) align portfolio managers' interests with those of the Adviser's clients with an emphasis on long-term, risk-adjusted investment performance, (2) help the Adviser attract and retain high-quality investment professionals, and (3) contribute to the Adviser's overall financial success. Each of the portfolio managers receives a base salary plus an annual incentive bonus for managing the Fund, separate accounts, other investment companies, other pooled investment vehicles and other accounts (including any accounts for which the Adviser receives a performance fee) (together, "Accounts"). A portfolio manager's base salary is dependent on the manager's level of experience and expertise. The Adviser monitors each manager's base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various independent third-party consultants that specialize in competitive salary information. Such data, however, is not considered to be a definitive benchmark.

Each of the Adviser's investment franchises may earn incentive compensation based on a percentage of the Adviser's revenue attributable to fees paid by Accounts managed by the team. The chief investment officer of each team, in coordination with the Adviser, determines the allocation of the incentive compensation earned by the team among the team's portfolio managers by establishing a "target" incentive for each portfolio manager based on the manager's level of experience and expertise in the manager's investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to the Adviser's philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager's portfolio or Fund relative to a selected peer group(s). The overall performance results for a manager are based on the composite performance of all Accounts managed by that manager on a combination of one, three and five year rolling performance periods as compared to the performance information of a peer group of similarly managed competitors. The Adviser's portfolio managers may participate in the equity ownership plan of the Adviser's parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager's performance and seniority.

Conflicts of Interest

The Adviser's portfolio managers are often responsible for managing one or more Victory Funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than the Fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts he or she manages or supports. The side-by-side management of the Victory Funds along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less liquid securities or initial public offering; and/or (3) desirable trade allocations, to such other accounts. In addition, certain trading practices, such as cross-trading between Victory Funds or between the Fund and another account, raise conflict of interest issues. The Adviser has adopted numerous compliance policies and procedures, including a Code of Ethics, and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Adviser has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of the Adviser's investment franchises and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that the Adviser's compliance program will achieve its intended result.

DISTRIBUTION AND SERVICE PLAN

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1 Plan" or "Plan"). In accordance with its Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities. In addition, if the payment of management fees by the Fund is deemed to be indirect financing by the Fund of the distribution of its shares, such payment is authorized by the Rule 12b-1 Plan. The Plan specifically recognizes that the Adviser and other persons may use management fee revenue, as well as past profits or other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of shares. The Adviser and such other persons, as well as their affiliates, may pay amounts to third parties for distribution or marketing services on behalf of the Fund. The making of the types of payments described in this paragraph could create a conflict of interest for the party receiving such payments.

The Rule 12b-1 Plan was adopted in order to permit the implementation of the Fund's method of distribution. No fees are currently paid by the Fund under the Plan, and there are no current plans to impose such fees. In the event such fees were to be charged, over time they would increase the cost of an investment in the Fund.

The Distributor is required to provide a written report, at least quarterly to the Board, specifying in reasonable detail the amounts (if any) expended pursuant to the Rule 12b-1 Plan and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients. From time to time, the Adviser, at its expense, may provide additional compensation to dealers that sell or arrange for the sale of shares of the Fund. Such compensation provided by the Adviser may include financial assistance to dealers that enable the Adviser to participate in and/or present at conferences or seminars, sales, or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. Other compensation may be offered to the extent not prohibited by state laws or any self- regulatory agency, such as FINRA. The Adviser may make payments for events it deems appropriate, subject to applicable law. These payments may vary depending upon the nature of the event.

The Rule 12b-1 Plan may not be amended to increase materially the amount of the Distributor's compensation to be paid by the Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the affected Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Rule 12b-1 Plan. During the term of the Rule 12b-1 Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Rule 12b-1 Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Rule 12b-1 Plan will be in writing and provide that: (a) it may be terminated by the Trust or the applicable Fund at any time upon sixty days' written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the

Trust or the Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and

(c)it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreements.

CODE OF ETHICS

The Trust and the Adviser each have adopted a Code of Ethics in accordance with Rule 17j-1 under the 1940 Act. The Adviser's Code of Ethics applies to all of the Adviser's directors and officers and employees with investment advisory duties ("Access Personnel") and all of the Adviser's directors, officers, and employees ("Supervised Personnel"). Each Code of Ethics provides that Access Personnel must refrain from certain trading practices. Each Code also requires all Access Personnel (and, in the Adviser Code, all Supervised Personnel) to report certain personal investment activities, including, but not limited to, purchases or sales of securities that may be purchased or held by the Fund. Violations of any Code of Ethics can result in penalties, suspension, or termination of employment.

PROXY VOTING POLICIES AND PROCEDURES

In accordance with the 1940 Act, the Trust has adopted policies and procedures for voting proxies related to equity securities held by the Fund (the "Proxy Voting Policy"). The Trust's Proxy Voting Policy is designed to: (i) ensure that proxies are voted in the best interests of shareholders of the Fund with a view toward maximizing the value of their investments; (ii) address conflicts of interests between these shareholders, on the one hand, and affiliates of the Fund, the Adviser, or the Distributor, on the other, that may arise regarding the voting of proxies; and (iii) provide for the disclosure of the Fund's proxy voting records and the Proxy Voting Policy.

The Proxy Voting Policy delegates to the Adviser the obligation to vote the Fund's proxies in the best interests of the Fund and its shareholders, subject to oversight by the Board.

To assist the Adviser in making proxy-voting decisions, the Adviser has adopted a Proxy Voting Policy ("Policy") that establishes voting guidelines ("Proxy Voting Guidelines") with respect to certain recurring issues. The Policy is reviewed on an annual basis by the Adviser's Proxy Committee ("Proxy Committee") and revised when the Committee determines that a change is appropriate. The Board annually reviews the Trust's Proxy Voting Policy and the Adviser's Policy and determines whether amendments are necessary or advisable. Voting under the Adviser's Policy may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee. The Adviser delegates to Institutional Shareholder Services ("ISS"), an independent service provider, the non-discretionary administration of proxy voting for the Trust, subject to oversight by the Adviser's Proxy Committee. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by the Adviser.

The Adviser votes proxies in the best interests of the Fund and its shareholders. This entails voting client proxies with the objective of increasing the long-term economic value of Fund assets. The Adviser's Proxy Committee determines how proxies are voted by following established guidelines, which are intended to assist in voting proxies and are not considered to be rigid rules. The Proxy Committee is directed to apply the guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the Fund or if required by the Board or the Fund's Proxy Voting Policy. In such cases, the Adviser may consider, among other things:

•the effect of the proposal on the underlying value of the securities

•the effect on marketability of the securities

•the effect of the proposal on future prospects of the issuer

•the composition and effectiveness of the issuer's board of directors

•the issuer's corporate governance practices

•the quality of communications from the issuer to its shareholders

The following examples illustrate the Adviser's policy with respect to some common proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Adviser supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.

Directors

•The Adviser generally supports the election of directors in uncontested elections, except when there are issues of accountability, responsiveness, composition, and/or independence.

•The Adviser generally supports proposals for an independent chair taking into account factors such as the current board leadership structure, the company's governance practices, and company performance.

•The Adviser generally supports proxy access proposals that are in line with the market standards regarding the ownership threshold, ownership duration, aggregation provisions, cap on nominees, and do not contain any other unreasonably restrictive guidelines.

•The Adviser reviews contested elections on a case-by-case basis taking into account such factors as the company performance, particularly the long-term performance relative to the industry; the management track record; the nominee qualifications and compensatory arrangements; the strategic plan of the dissident and its critique of the current management; the likelihood that the proposed goals and objectives can be achieved; the ownership stakes of the relevant parties; and any other context that is particular to the company and the nature of the election.

Capitalization & Restructuring

•The Adviser generally supports capitalization proposals that facilitate a corporate transaction that is also being supported and for general corporate purposes so long as the increase is not excessive and there are no issues of superior voting rights, company performance, previous abuses of capital, or insufficient justification for the need for additional capital.

Mergers and Acquisitions

•The Adviser reviews mergers and acquisitions on a case-by-case basis to balance the merits and drawbacks of the transaction and factors such as valuation, strategic rationale, negotiations and process, conflicts of interest, and the governance profile of the company post-transaction.

Compensation

•The Adviser reviews all compensation proposals for pay-for-performance alignment, with emphasis on long-term shareholder value; arrangements that risk pay for failure; independence in the setting of compensation; inappropriate pay to non-executive directors, and the quality and rationale of the compensation disclosure.

•The Adviser will generally vote FOR advisory votes on executive compensation ("say on pay") unless there is a pay-for-performance misalignment; problematic pay practice or non-performance based element; incentive for excessive risk-taking, options backdating; or a lack of compensation committee communication and/or responsiveness to shareholder concerns.

•The Adviser will vote case-by-case on equity based compensation plans taking into account factors such as the plan cost; the plan features; and the grant practices as well as any overriding factors that may have a significant negative impact on shareholder interests.

Social and Environmental Issues

•The Adviser will generally vote FOR standards-based Environmental, Social, and Governance ("ESG") shareholder proposals that enhance long-term shareholder and stakeholder value while aligning the interests of the company with those of society at large. In particular, the policy will focus on resolutions seeking greater transparency and/or adherence to internationally recognized standards and principals.

Occasionally, conflicts of interest arise between the Adviser's interests and those of the Fund or another client. When this occurs, the Proxy Committee must document the nature of the conflict and vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue. In the event that the Proxy Voting Guidelines are inapplicable or do not mitigate the conflict, the Adviser will seek the opinion of the Adviser's Chief Compliance Officer or consult with an external independent adviser. In the case of a Proxy Committee member having a personal conflict of interest (e.g. a family member is on the board of the issuer), such member will abstain from voting. Finally, the Adviser reports to the Board annually any proxy votes that took place involving a conflict, including the nature of the conflict and the basis or rationale for the voting decision made.

The Fund's Proxy Voting Policy provides that the Fund, in accordance with SEC rules, annually will disclose on Form N-PX the Fund's proxy voting record. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is updated each year by August 1 and is available without charge, upon request, by calling toll free 800-539-FUND (800-539-3863) or by accessing the SEC's website at sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision of the Board, the Adviser is responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of the Fund. The Adviser is also responsible for the implementation of those decisions, including the selection of broker/dealers to effect portfolio transactions, the negotiation of commissions, and the allocation of principal business and portfolio brokerage. Under the terms of the Advisory Agreement, the Adviser may delegate these responsibilities to a sub-adviser.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally been fixed for trades on stock markets outside the United States. In recent years, however, an increasing number of overseas stock markets have adopted a system of negotiated commission rates. It is expected that equity securities will ordinarily be purchased in the primary markets for such securities, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed the primary market. In the case of securities traded on the over-the- counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission (the underwriter's concession) or discount.

Fixed income and convertible securities are bought and sold through broker-dealers acting on a principal basis. These trades are not charged a commission, but rather are marked up or marked down by the executing broker- dealer. The Adviser does not know the actual value of the markup/markdown. However, the Adviser attempts to ascertain whether the overall price of a security is reasonable through the use of competitive bids. Orders to buy or sell convertible securities and fixed income securities are placed on a competitive basis with a reasonable attempt made to obtain three competitive bids or offers. Exceptions are: (1) where the bid/ask spread is 5 basis points or less, provided the order is actually filled at the bid or better for sales and at the ask or better for purchases; (2) securities for which there are only one or two market makers; (3) block purchases considered relatively large; (4) swaps, a simultaneous sale of one security and purchase of another in substantially equal amounts for the same account, intended to take advantage of an aberration in a spread relationship, realize losses, etc.; and (5) purchases and/or sales of fixed income securities for which, typically, more than one offering of the same issue is unobtainable; subject to a judgment by the trader that the bid is competitive.

It is the policy of the Adviser to obtain the "best execution" of its clients' securities transactions. The Adviser strives to execute each client's securities transactions in such a manner that the client's total costs or proceeds in each transaction are the most favorable under the circumstances. Commission rates paid on securities transactions for client accounts must reflect comparative market rates.

In purchasing and selling the Fund's portfolio securities, it is the Adviser's policy to obtain quality execution at the most favorable prices through responsible broker/dealers and, in the case of agency transactions, at competitive commission rates where such rates are negotiable. In selecting broker/dealers to execute the Fund's portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, their expertise in particular markets and the brokerage and research services they provide to the Adviser or the Fund. It is not the Adviser's practice to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

As permitted by Section 28(e) of the Securities Exchange Act of 1934 , the Adviser may cause the Fund to pay broker- dealers that provide brokerage and research services a commission rate that exceeds the amount other broker/dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker/dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Fund or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

The brokerage and research services are in addition to and do not replace the services and research that the Adviser is required to perform and do not reduce the investment advisory fees payable to the Adviser by the Fund. Such information may be useful to the Adviser in serving both the Fund and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to the Fund.

Brokerage commissions may never be used to compensate a third party for client referrals unless the client has directed such an arrangement. In addition, brokerage commissions may never be used to obtain research and/or services for the benefit of any employee or non-client entity.

The Adviser will make a good faith determination that the commissions paid are reasonable in relationship to the value of the services received and continually reviews the quality of execution it receives from and the commission rates charged by the brokers it uses to carry out trades for its clients. The Adviser will consider the full range and quality of a broker's services in placing brokerage including, but not limited to, the value of research provided, execution capability, commission rate, willingness, and ability to commit capital and responsiveness. The lowest possible commission cost alone does not determine broker selection. The transaction that represents the best quality execution for a client account will be executed. Commission ranges and the actual commission paid for trades of listed stocks and over-the-counter stocks may vary depending on, but not limited to, the liquidity and volatility of the stock and services provided to the Adviser by the broker.

Some brokers executing trades for the Adviser's clients may, from time to time, receive liquidity rebates in connection with the routing of trades to Electronic Communications Networks. Since the Adviser is not a broker, however, it is ineligible to receive such rebates and does not obtain direct benefits for its clients from this broker practice.

Investment decisions for the Fund are made independently from those made for the other Fund or any other investment company or account managed by the Adviser. Such other investment companies or accounts may also invest in the same securities and may follow similar investment strategies as the Fund. The Adviser may combine transaction orders ("bunching" or "blocking" trades) for more than one client account where such action appears to be equitable and potentially advantageous for each account (e.g., for the purpose of reducing brokerage commissions or obtaining a more favorable transaction price.) The Adviser will aggregate transaction orders only if it believes that the aggregation is consistent with its duty to seek best execution for its clients and is consistent with the terms of investment advisory agreements with each client for whom trades are being aggregated. Both equity and fixed income securities may be aggregated. When making such a combination of transaction orders for a new issue or secondary market trade in an equity security, the Adviser adheres to the following objectives:

•Fairness to clients both in the participation of execution of orders for their account, and in the allocation of orders for the accounts of more than one client.

•Allocation of all orders in a timely and efficient manner.

In some rare cases, "bunching" or "blocking" trades may affect the price paid or received by the Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only that particular Fund had participated in or been allocated such trades.

The aggregation of transactions for advisory accounts and proprietary accounts (including partnerships and other accounts in which the Adviser or its associated persons are partners or participants, and managed employee accounts) is permissible. However, no proprietary account may be favored over any other participating account and such practice must be consistent with the Adviser's policies and procedures including its Code of Ethics.

Equity trade orders are executed based only on trade instructions received from portfolio managers by the trading desk. Portfolio managers may enter trades to meet the full target allocation immediately or may meet the allocation through moves in incremental blocks. Orders are processed on a "first-come, first-served" basis. At times, a rotation system may determine "first-come, first-served" treatment when the equity trading desk receives the same order for multiple accounts simultaneously. The Adviser will utilize a rotation whereby the Victory Funds, even if aggregated with other orders, are in the first block(s) to trade within the rotation. To aggregate orders, the equity trading desk must determine that all accounts in the order will benefit. Any new trade that can be blocked with an existing open order may be added to the open order to form a larger block. The Adviser receives no additional compensation or remuneration of any kind as a result of the aggregation of trades. All accounts participating in a block execution receive the same execution price, an average share price, for securities purchased or sold on a trading day. Execution prices may not be carried overnight. Any portion of an order that remains unfilled at the end of a given day shall be rewritten (absent contrary instructions) on the following day as a new order. Accounts with trades executed the next day will receive a new daily average price to be determined at the end of the following day.

If the order is filled in its entirety, securities purchased in the aggregate transaction will be allocated among accounts participating in the trade in accordance with an Allocation Statement prepared at the time of order entry. If the order is partially filled, the securities will be allocated pro rata based on the Allocation Statement. Portfolio managers may allocate executed trades in a different manner than indicated on the Allocation Statement (e.g., non-pro rata) only if all client accounts receive fair and equitable treatment.

In some instances, such as trading in fixed income securities, it may not be practical to complete the Allocation Statement prior to the placement of the order. In that case, the trading desk will complete the Allocation Statement as soon as practicable, but no later than the end of the same business day on which the securities have been allocated to the trading desk by the broker.

Where the full amount of a block execution is not executed, the partial amount actually executed will be allocated on a pro rata basis whenever possible. The following execution methods may be used in place of a pro rata procedure: relative size allocations, security position weighting, priority for specialized accounts, or a special allocation based on compliance approval.

In making investment decisions for the Fund, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of the Adviser, its parents, subsidiaries or affiliates, and, in dealing with their commercial customers, the Adviser, its parents, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by the Fund. Portfolio securities will not be purchased from or sold to the Adviser, or the Distributor, or any affiliated person of any of them acting as principal, except to the extent permitted by rule or order of the SEC.

No brokerage commissions were paid by the Fund as it had not yet commenced operations prior to the date of this SAI.

Affiliated Brokerage. The Board has authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. The Board has adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which require that the commission paid to affiliated broker-dealers must be "reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other broker-dealers in connection with comparable transactions involving similar securities during a comparable period of time."

The Trust will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser or its affiliates. From time to time, when determined by the Adviser or to be advantageous to the Fund, the Adviser may execute portfolio transactions through affiliated broker- dealers. All such transactions must be consistent with best execution and completed in accordance with procedures approved by the Board.

No payments were made to any affiliated brokers by the Fund as they had not yet commenced operations prior to the date of this SAI.

Allocation of Brokerage in Connection with Research Services. The Fund has not paid brokerage commissions since it had not yet commenced operations prior to the date of this SAI.

Securities of Regular Brokers or Dealers. The SEC requires the Trust to provide certain information for those funds that held securities of their regular brokers or dealers (or their parent companies) during the most recent fiscal year. The Fund did not hold any securities of their regular broker or dealers since they had not yet commenced operations prior to the date of this SAI.

Portfolio Turnover

The Fund may sell a portfolio investment soon after its acquisition if the Adviser believes that such a disposition is consistent with attaining the investment objective of the Fund. The Fund's portfolio turnover rates stated in the Prospectus are calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The turnover rate for the Fund will vary from year-to-year, and, depending on market conditions, could be greater in periods of unusual market movement and volatility. Transaction costs associated with turnover are borne directly by the Fund and, ultimately, by its shareholders. A high rate of portfolio turnover (generally, over 100% annually) will generally involve correspondingly greater transaction costs. High portfolio turnover may result in the realization of substantial net capital gains. To the extent short-term capital gains are realized, distributions attributable to such gains will be ordinary income for federal income tax purposes.

Portfolio turnover rates are not presented as the Fund had not yet commenced operations prior to the date of this SAI.

DIVIDENDS, CAPITAL GAINS, AND DISTRIBUTIONS

The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment. The Fund ordinarily declares and pays dividends from its net investment income. The Fund declares and pays capital gains annually. Ordinarily, dividends from net investment income, if any, are declared and paid monthly by the Fund.

The amount of distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio and expenses borne by the Fund. Dividends are calculated in the same manner, at the same time and on the same day for shares.

For this purpose, the net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any and realized capital gains and losses on the Fund's assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to the Adviser, are accrued each day. The expenses and liabilities of the Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Trust in proportion to the Fund's share of the total net assets of the Trust.

TAXES

Information set forth in the Prospectus that relates to federal income taxation is only a summary of certain key federal income tax considerations generally affecting purchasers of shares of the Fund. The following is only a summary of certain additional income and excise tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or the implications to shareholders and the discussions here and in the Fund's Prospectus are not intended as substitutes for careful tax planning. In addition, the following summary does not describe the tax consequences to an Authorized Participant from the creation and redemption of Creation Units. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. Special tax considerations may apply to certain types of investors subject to special treatment under the Code (including, for example, insurance companies, banks, and tax-exempt organizations). In addition, the following summary does not describe the tax consequences to foreign trusts, foreign estates, and foreign partnerships. Lastly, the tax discussion in the Prospectus and this SAI is based on tax law in effect on the date of the Prospectus and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

Qualification as a Regulated Investment Company

The Fund intends to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and net capital gain (i.e., the excess of long-term capital gains over short-term capital losses) that it distributes to shareholders, provided that it distributes at least the sum of 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

If the Fund has a net capital loss (i.e., an excess of capital losses over capital gains), the amount thereof may be carried forward and would retain its character as either a short-term capital loss or a long-term capital loss that can be used to offset such capital gains in future years. There is no limitation on the number of years to which net capital losses may be carried. However, the amount of capital loss that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% "change in ownership" of the Fund.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities), other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income from interests in qualified publicly traded partnerships (the "Income Requirement").

A regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, may elect (unless it has made a taxable year election for excise tax purposes as discussed below, in which case different rules apply) to treat all or any part of certain net capital losses incurred after October 31 of a taxable year, and certain net ordinary losses incurred after October 31 or December 31 of a taxable year, as if they had been incurred in the succeeding taxable year.

In addition to satisfying the Income and Distribution Requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (provided that, with respect to each issuer, the Fund has not invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses (other than securities of other regulated investment companies), or the securities of one or more qualified publicly traded partnerships. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option. For purposes of asset diversification testing, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government, such as the Federal Agricultural Mortgage Corporation, the Federal Farm Credit System Financial Assistance Corporation, FHLB, FHLMC, FNMA, GNMA and SLMA, are treated as U.S. government securities.

The Fund may invest in futures contracts, options on futures contracts and other similar investments that provide exposure to commodities such as gold or other precious metals, energy, or other commodities. Income or gain, if any, from such investments may not be qualifying income for purposes of the Income Requirements and the Fund's investments in such instruments may not be treated as an investment in a "security" for purposes of the asset diversification test.

If for any taxable year the Fund does not qualify as a regulated investment company after taking into account cure provisions available for certain failures to so qualify (certain of which would result in the imposition of a tax on the Fund), all of its taxable income (including its net capital gain) will be subject to tax at the regular corporate rate without any deduction for distributions to shareholders and such distributions will be taxable to the shareholders as dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions may be eligible for: (i) the dividends-received deduction, in the case of corporate shareholders; or (ii) treatment as "qualified dividend income," in the case of non-corporate shareholders. In addition, to qualify again to be taxed as a regulated investment company in a subsequent year, the Fund would be required to distribute to shareholders its earnings and profits attributable to non-qualifying years. Further, if the Fund failed to qualify for a period greater than two taxable years, then, in order to qualify as a regulated investment company in a subsequent year, the Fund would be required to elect to recognize and pay tax on any net built-in gain (i.e., the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to at least the sum of (i) 98% of its ordinary taxable income for the calendar year and (ii) 98.2% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, with respect to capital gain net income, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). Tax-exempt interest on municipal obligations is not subject to the excise tax. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, any ordinary income or capital gain net income retained by a regulated investment company that is subject to corporate income tax will be treated as having been distributed during the taxable year ending in such calendar year.

The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Investments

In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box." However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued while the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless the Fund elects otherwise), generally will be treated as ordinary income or loss to the extent attributable to changes in foreign currency exchange rates.

Certain transactions that may be engaged in by the Fund (such as regulated futures contracts, certain foreign currency contracts and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 Contracts." Section 1256 Contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such Section 1256 Contracts have not terminated (by delivery, exercise, entering into a closing transaction, or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 Contracts is taken into account for the taxable year together with any other gain or loss that was recognized previously upon the termination of Section 1256 Contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 Contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such Section 1256 Contracts) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Fund, however, may elect not to have this special tax treatment apply to Section 1256 Contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 Contracts.

The Fund may enter into notional principal contracts, including interest rate swaps, caps, floors, and collars. Treasury Regulations provide, in general, that the net income or net deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year. The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year, all of the non-periodic payments (including premiums for caps, floors and collars) that are recognized from that contract for the taxable year and any termination payments that are recognized from that contract for the taxable year. No portion of a payment by a party to a notional principal contract is recognized prior to the first year to which any portion of a payment by the counterparty relates. A periodic payment is recognized ratably over the period to which it relates. In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract. A non- periodic payment that relates to an interest rate swap, cap, floor, or collar is recognized over the term of the contract by allocating it in accordance with the values of a series of cash-settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is based (or under an alternative method provided in Treasury Regulations). A termination payment is recognized in the year the notional principal contract is extinguished, assigned, or terminated (i.e., in the year the termination payment is made).

Income from options on individual securities written by the Fund will not be recognized by the Fund for tax purposes until an option is exercised or lapses. Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss. If the Fund enters into a closing transaction, the difference between the premiums received and the amount paid by the Fund to close out its position will generally be treated as short-term capital gain or loss. If an option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security, and the character of any gain on such sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Fund in the underlying security. Because the Fund will not have control over the exercise of the options it writes, such exercises or other required sales of the underlying securities may cause the Fund to realize gains or losses at inopportune times.

The Fund may purchase securities of certain foreign investment funds or trusts that constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If the Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualified electing fund (a "QEF"), in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election with respect to a PFIC in which it invests, the Fund must obtain certain information from the PFIC on an annual basis, which the PFIC may be unwilling or unable to provide. Second, the Fund that invests in marketable stock of a PFIC may make a mark-to- market election with respect to such stock. Pursuant to such election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Fund's adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. Solely for purposes of Code Sections 1291 through 1298, the Fund's holding period with respect to its PFIC stock subject to the election will commence on the first day of the first taxable year beginning after the last taxable year for which the mark-to-market election applied. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

Finally, if the Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon the sale or other disposition of its interest in the PFIC or any excess distribution received by the Fund from the PFIC will be allocated ratably over the Fund's holding period of its interest in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund's gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as a dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest corporate tax rate in effect for such prior year, plus

(ii)interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will be taxable to the shareholders as a dividend.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

The Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount, which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Gain or loss on the sale of securities by the Fund generally will be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

The Fund may invest in preferred securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service ("IRS"). To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, potentially requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

The Fund may invest a portion of its net assets in below investment grade securities. Investments in these types of securities may present special tax issues for the Fund. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether modifications or exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues could affect the Fund's ability to distribute sufficient income to preserve its status as a regulated investment company or to avoid the imposition of U.S. federal income or excise tax.

Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be treated as dividends for federal income tax purposes and may be taxable to non-corporate shareholders as long-term capital gains (a "qualified dividend"), provided that certain requirements, as discussed below, are met. Dividends received by corporate shareholders and dividends that do not constitute qualified dividends are taxable as ordinary income. The portion of dividends received from the Fund that are qualified dividends generally will be determined on a look-through basis. If the aggregate qualified dividends received by the Fund are less than 95% of the Fund's gross income (as specially computed), the portion of dividends received from the Fund that constitute qualified dividends will be reported by the Fund and cannot exceed the ratio that the qualified dividends received by the Fund bears to its gross income. If the aggregate qualified dividends received by the Fund equal at least 95% of its gross income, then all of the dividends received from the Fund will constitute qualified dividends.

No dividend will constitute a qualified dividend (1) if it has been paid with respect to any share of stock that the Fund has held for less than 61 days (91 days in the case of certain preferred stock) during the 121-day period (181-day period in the case of certain preferred stock) beginning on the date that is 60 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code Section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of an option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock;

(2)if the non-corporate shareholder fails to meet the holding period requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund (or shareholder, as applicable) is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.

Qualified dividends are, in general, dividends from taxable U.S. corporations and certain foreign corporations. Dividends from a foreign corporation may be qualified dividends if (1) the stock with respect to which the dividend is paid is readily tradable on an established securities market in the United States, (2) the foreign corporation is incorporated in a possession of the United States or (3) the foreign corporation is eligible for the benefits of a comprehensive income tax treaty with the United States that includes an exchange of information program (and that the Treasury Department determines to be satisfactory for these purposes). The Treasury Department has issued guidance identifying which treaties are satisfactory for these purposes. Notwithstanding the above, dividends received from a foreign corporation that for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a PFIC will not constitute qualified dividends.

Distributions attributable to dividends received by the Fund from domestic corporations will qualify for the 50% dividends-received deduction ("DRD") for corporate shareholders only to the extent discussed below. Distributions attributable to dividends paid by a foreign corporation, a REIT or a corporation exempt from tax generally do not qualify for the DRD.

Ordinary income dividends paid by the Fund with respect to a taxable year may qualify for the 50% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Fund from domestic corporations for the taxable year. No DRD will be allowed with respect to any dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period (181-day period in the case of certain preferred stock) beginning on the date that is 45 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code Section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of an option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the DRD for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b), which in general limits the DRD to 50% of the shareholder's taxable income (determined without regard to the DRD and certain other items).

If the Fund receives a dividend (other than a capital gain dividend) in respect of any share of REIT stock, then Fund dividends attributable to that REIT dividend income (as reduced by certain Fund expenses) may be reported by the Fund as eligible for the 20% deduction for "qualified REIT dividends" generally available to non-corporate shareholders under the Code. However, a dividend from the Fund may not be treated as a qualified REIT dividend (1) if it has been paid with respect to any share of REIT stock that the Fund has held for less than 46 days during the 91- day period beginning on the date that is 45 days before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code Section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of an option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) if the non-corporate shareholder fails to meet the holding period requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund (or shareholder, as applicable) is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.

The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and reported as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions none of the capital gain recognized upon the Fund's disposition of domestic qualified "small business" stock will be subject to tax (with certain limitations).

Conversely, if the Fund elects to retain its net capital gain, the Fund will be subject to tax thereon (except to the extent of any available capital loss carryovers) at the corporate tax rates. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

Distributions by the Fund in excess of its current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (if that option is available). Distributions reinvested in additional shares of the Fund through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional shares to the same extent as if such distributions had been received in cash. In addition, if the NAV at the time a shareholder purchases shares of the Fund reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November, or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. In addition, certain other distributions made after the close of the Fund's taxable year may be "spilled back" and treated as paid by the Fund (except for the purposes of the 4% nondeductible excise tax) during such taxable year. In such case, a shareholder will be treated as having received such dividends in the taxable year in which the distributions were actually made. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

Certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their "net investment income," which should include dividends from the Fund and net gains from the disposition of shares of the Fund.

U.S. shareholders are urged to consult their own tax advisers regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes at the applicable rate on distributions paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or is an "exempt recipient" (such as a corporation). Amounts withheld under the backup withholding rules will be allowed as a refund or a credit against a shareholder's U.S. federal income tax liability provided the required information is furnished to the IRS.

Sale of Shares

A shareholder will generally recognize gain or loss on the sale of shares of the Fund in an amount equal to the difference between the proceeds of the sale the shareholder's adjusted tax basis in the shares. All or a portion of any loss may be disallowed if the shareholder purchases other shares of the same Fund within 30 days before or after the sale. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. In general, any gain or loss arising from (or treated as arising from) the sale of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale of shares held for six months or less will be disallowed to the extent of the amount of exempt- interest dividends received on such shares (unless the loss is with respect to shares of the Fund for which the holding period began after December 22, 2010, and the Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends at least monthly) and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For these purposes, the special holding period rules of Code Section 246(c) (discussed above in connection with qualified dividends, qualified REIT dividends and the dividends-received deduction) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Tax Shelter and Other Reporting Requirements

If a shareholder realizes a loss on the disposition of shares of the Fund of at least $2 million in any single taxable year or at least $4 million in any combination of taxable years for an individual shareholder, or at least $10 million in any single taxable year or at least $20 million in any combination of taxable years for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders should consult their tax advisers to determine the applicability of this requirement in light of their individual circumstances.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to "pass through" to the Fund's shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction)

his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a non-corporate shareholder who does not itemize deductions. Each shareholder will be notified days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, subject to the discussion below with respect to "interest-related dividends" and "short-term capital gain dividends," ordinary income dividends (including dividends that would otherwise be treated as qualified dividends to an applicable non-foreign shareholder) paid to such foreign shareholder would be subject to a 30% U.S. withholding tax (or lower applicable treaty rate) upon the gross amount of the dividend. Such foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of the Fund or capital gain dividends unless the foreign shareholder is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

U.S. withholding tax generally does not apply to amounts properly designated by the Fund as an "interest-related dividend" or a "short-term capital gain dividend." The aggregate amount treated as an interest-related dividend for a year is limited to the Fund's qualified net interest income for the year, which is the excess of the sum of the Fund's qualified interest income (generally, its U.S.-source interest income) over the deductions properly allocable to such income. The aggregate amount treated as a "short-term capital gain dividend" is limited to the excess of the Fund's net short-term capital gain over its net long-term capital loss. In order to qualify for this exemption from withholding, a foreign investor needs to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reported the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts.

If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then any dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations, and, if the foreign shareholder is a corporation, the shareholder may be subject to an additional "branch profits tax" imposed at the rate of 30% (or lower applicable treaty rate).

In the case of foreign noncorporate shareholders, the Fund may be required to withhold backup withholding taxes at the applicable rate on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

Under the "Foreign Account Tax Compliance Act" and existing guidance thereunder, commonly known as "FATCA," a 30% withholding tax on dividends paid by the Fund generally applies if paid to a foreign entity unless: (i) if the foreign entity is a "foreign financial institution" as defined under FATCA, the foreign entity undertakes certain due diligence, reporting, withholding, and certification obligations, (ii) if the foreign entity is not a "foreign financial institution," it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. If withholding is required under FATCA on a payment related to any Fund distribution, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefit of such exemption or reduction. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify the foregoing requirements. The Fund will not pay any additional amounts in respect of amounts withheld under FATCA. Each investor should consult its tax adviser regarding the effect of FATCA based on its individual circumstances.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Cost Basis Reporting

The Fund generally is required by law to report to shareholders and the IRS on Form 1099-B "cost basis" information for shares of the Fund acquired on or after January 1, 2012, and sold or redeemed after that date. Upon a disposition of such shares, the Fund will be required to report the adjusted cost basis, the gross proceeds from the disposition, and the character of realized gains or losses attributable to such shares. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The "cost basis" of a share is generally its purchase price adjusted for returns of capital, and other corporate actions. "Cost basis" is used to determine whether a sale or other disposition of the shares results in a gain or loss.

The Fund will permit shareholders to elect among several IRS-accepted cost basis methods to determine the cost basis in their shares. If a shareholder does not affirmatively elect a cost basis method, then the Fund's default cost basis calculation method, which is currently the average cost method, will be applied to their account. The cost basis method elected or applied may not be changed after the settlement date of a sale of shares.

If a shareholder holds shares through a broker, the shareholder should contact that broker with respect to the reporting of cost basis information.

Shareholders are urged to consult their tax advisers regarding specific questions with respect to the application of the new cost basis reporting rules and, in particular, which cost basis calculation method to elect.

Effect of Future Legislation, Foreign, State and Local Tax Considerations

The foregoing general discussion of U.S. federal income and excise tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein and any such changes or decisions may have a retroactive effect.

Rules of foreign, state, and local taxation of ordinary income dividends, qualified dividends, exempt-interest dividends, and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other foreign, state, and local tax rules affecting an investment in the Fund.

ADDITIONAL INFORMATION

Description of Shares

As a Delaware statutory trust, the Trust need not hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Trust, however, must hold shareholder meetings for such purposes as, for example: (1) approving certain agreements as required by the 1940 Act; (2) changing fundamental investment objectives, policies, and restrictions of the Fund; and (3) filling vacancies on the Board of Trustees of the Trust in the event that less than a majority of the Trustees were elected by shareholders. Under the Trust's Second Amended and Restated Agreement and Declaration of Trust dated February 26, 2019 ("Declaration of Trust"), each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation, or removal. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. Therefore, the Trust expects that there will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders or unless matters arise requiring a vote of shareholders under the Declaration of Trust or the 1940 Act. At such time, the Trustees then in office will call a shareholders meeting. In addition, holders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee from office by a vote cast in person or by proxy at a shareholder meeting called for that purpose at the request of holders of 10% or more of the outstanding shares of the Trust. The Fund have the obligation to assist in such shareholder communications. Except as set forth above, Trustees will continue in office and may appoint successor Trustees.

The Declaration of Trust authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, with no par value. The Declaration of Trust authorizes the Trustees to divide or re-divide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectus and this SAI, the Trust's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, shares of the Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective series, of any general assets not belonging to any particular series that are available for distribution. The Board may classify and reclassify the shares of the Fund into classes of shares at a future date.

Fund shareholders are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote ("share-based voting"). Alternatively (except where the 1940 Act requires share- based voting), the Trustees in their discretion may determine that shareholders are entitled to one vote per dollar of NAV (with proportional voting for fractional dollar amounts). Shareholders of all series and classes will vote together as a single class on all matters except (1) when required by the 1940 Act or when the Trustees have determined that a matter affects one or more series or classes materially differently, shares shall be voted by individual series or class; and (2) when the Trustees have determined that the matter affects only the interests of a particular series or class, then only shareholders of such series or class shall be entitled to vote thereon.

There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. A meeting shall be held for such purpose upon the written request of the holders of not less than one-third of the outstanding shares. Upon written request by ten or more shareholders of record meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders of record for at least six months, and who hold shares having an NAV of at least $25,000 or constituting 1% of the outstanding shares, whichever is less) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a

Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

The Declaration of Trust permits the Trustees to take certain actions without obtaining shareholder approval, if the Trustees determine that doing so would be in the best interests of shareholders. These actions include: (a) reorganizing the Fund with another investment company or another series of the Trust; (b) liquidating the Fund; (c) restructuring the Fund into a "master/feeder" structure, in which the Fund (the "feeder") would invest all of its assets in a separate "master" fund; and (d) amending the Declaration of Trust, unless shareholder consent is required by law.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares, as defined under the 1940 Act, of the series affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of the Fund will be required in connection with a matter, the Fund will be deemed to be affected by a matter unless it is clear that the interests of the Fund and any other series in the matter are identical, or that the matter does not affect any interest of other series of the Trust. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to the Fund only if approved by a majority of the outstanding shares of the Fund. However, Rule 18f-2 also provides that the ratification of independent accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.

Shareholder and Trustee Liability

The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations and the Declaration of Trust provides that shareholders of the Trust shall not be liable for the obligations of the Trust. The Declaration of Trust also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Declaration of Trust states further that to the fullest extent permitted by Delaware law, no Trustee or officer of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Fund or the conduct of the Trust's business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

Derivative Actions Brought by Shareholders

Pursuant to the Declaration of Trust, a shareholder may bring a derivative action on behalf of the Trust only if the shareholder or shareholders first make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such action is excused. A demand on the Trustees shall only be excused if a majority of the Board, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the action at issue. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling on a shareholder demand by virtue of the fact that such Trustee receives remuneration from his service on the Board or on the boards of one or more investment companies managed by the Adviser or that share the same principal underwriter. For purposes of this requirement, the Board may designate a committee of one Trustee to consider a shareholder demand if necessary to create a committee with a majority of Trustees who do not have a personal financial interest in the transaction at issue.

Disclosure of Portfolio Holdings

The Board has adopted policies with respect to the disclosure of the Fund's portfolio holdings by the Fund, the Adviser, or their affiliates. These policies provide that the Fund's portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Fund, third parties providing services to the Fund (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Fund.

The Trust's Chief Compliance Officer is responsible for monitoring the Fund's compliance with these policies and for providing regular reports (at least annually) to the Board regarding the adequacy and effectiveness of the policy and recommend changes, if necessary.

Public Disclosure

Each business day, the Fund's portfolio holdings information generally will be provided for dissemination through the facilities of the National Securities Clearing Corporation ("NSCC") and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants (as defined below), and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. This information typically reflects the Fund's anticipated holdings on the current business day.

For in-kind creations, a basket composition file, which includes the names and quantities of Deposit Securities to deliver in exchange for a Creation Unit of shares, together with an estimated Cash Component for the current business day, will be publicly disseminated daily prior to the opening of the Exchange via the NSCC. The basket represents one Creation Unit of the Fund. The Trust and the Adviser will not disseminate non-public information concerning the Fund's portfolio holdings. However, access to information concerning the Fund's portfolio holdings may be permitted to personnel of third party service providers, including the Fund's custodian, transfer agent, auditors, and counsel, as may be necessary to conduct business in the ordinary course in a manner consistent with such service providers' agreements with the Trust on behalf of the Fund. From time to time, information concerning portfolio holdings other than portfolio holding information made available in connection with the Creation Unit process, as discussed above, may be provided to other entities that provide services to the Fund, including rating or raking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.

The Fund also discloses its complete portfolio holdings in its annual and semi annual reports to shareholders, which are sent to shareholders no later than 60 days after the relevant fiscal period (June 30 and December 31, respectively) and are available on the Fund's website, VictorySharesLiterature.com. The Fund also files its complete portfolio holdings with the SEC for the first and third fiscal quarters on Form N-PORT, and make their portfolio holdings available on their website in accordance with Rules 30e-3 and 6c-11 under the 1940 Act. You can find these filings on the SEC's website, sec.gov.

Non-Public Disclosures

The Adviser may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Fund's policies provide that non-public disclosures of the Fund's portfolio holdings may only be made if: (i) the Fund has a "legitimate business purpose" (as determined by the President of the Trust) for making such disclosure; and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information and describes any compensation to be paid to the Fund or any "affiliated person" of the Adviser or Distributor, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any "affiliated person" of the Adviser or Distributor.

The Adviser will consider any actual or potential conflicts of interest between the Adviser and the Fund's shareholders and will act in the best interest of the Fund's shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser will not authorize such release.

Principal Holders of Fund Shares

No information is presented as the Fund have not yet commenced operations prior to the date of this SAI.

Expenses

Unless agreed upon otherwise with a third party, all expenses incurred in administration of the Fund will be charged to the Fund, including investment management fees; fees and expenses of the Board; interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of the Fund and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including, transfer agents and shareholder account servicing organizations; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to shareholders; expenses of shareholder meetings; costs of investing in underlying funds; and insurance premiums. The Fund is also liable for nonrecurring expenses, including litigation to which it may from time to time be a party. Expenses incurred for the operation of the Fund, including the expenses of communications with its shareholders, are paid by that Fund.

Legal Counsel

Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the Trust.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd, located at 1350 Euclid Avenue, Suite 800, Cleveland, OH 44115, serves as the independent registered public accounting firm for the Fund.

Financial Statements

No audited financial statements are available since the Fund had not yet commenced operations prior to the date of this SAI.

Miscellaneous

As used in the Prospectus and in this SAI, "assets belonging to the Fund" (or "assets belonging to the Fund") means the consideration received by the Trust upon the issuance or sale of shares of the Fund, together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Trust, which general liabilities and expenses are not readily identified as belonging to a particular series that are allocated to that series by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular series will be the relative NAV of each respective series at the time of allocation. Assets belonging to a particular series are charged with the direct liabilities and expenses in respect of that series and with a share of the general liabilities and expenses of each of the series not readily identified as belonging to a particular series, which are allocated to each series in accordance with its proportionate share of the NAVs of the Trust at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to a particular series will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular series are conclusive.

As used in the Prospectus and in this SAI, a "vote of a majority of the outstanding shares" of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Prospectus and this SAI are not an offering of the securities described in these documents in any state in which such offering may not lawfully be made. No salesperson, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this SAI.

While this SAI and the Prospectus describe pertinent information about the Trust and the Fund, neither this SAI nor the Prospectus represents a contract between the Trust or the Fund and any shareholder.

Registration Statement
of
VICTORY PORTFOLIOS II
on
Form N-1A
PART C. OTHER INFORMATION
Item 28.	Exhibits
(a)		Articles of Incorporation.
	(1)	Registrant’s Second Amended and Restated Agreement and Declaration of Trust dated February 26, 2019.
	(2)(a)	Registrant’s Certificate of Trust dated April 12, 2012.
	(2)(b)	Certificate of Amendment to Registrant’s Certificate of Trust.
	(2)(c)	Certificate of Amendment to Registrant’s Certificate of Trust.
(b)		By-Laws, Amended and Restated as of May 1, 2015.
(c)		Instruments Defining Rights of Security Holder. None other than in the Second Amended and Restated Agreement and Declaration of Trust and By-Laws of the Registrant.
(d)		Investment Advisory Contracts.
	(1)(a)	Investment Advisory Agreement dated May 1, 2015, between Registrant and Victory Capital Manage- ment Inc. (“Victory Capital” or the “Adviser”).
	(1)(b)	Schedule A to Advisory Agreement dated May 21, 2015, current as of May 23, 2023. (filed herewith)
(e)		Underwriting Contracts.
	(1)(a)	ETF Distribution Agreement dated as of December 6, 2022, with Foreside Fund Services, LLC (“Foreside”) with respect to each exchange-traded fund series of the Registrant. (filed herewith)
	(1)(b)	Amendment #1 dated May 23, 2023, to the ETF Distribution Agreement with Foreside. (filed herewith)
	(2)	Form of Authorized Participant Agreement with respect to each exchange-traded fund series of the Regis- trant.
	(3)(a)	Distribution Agreement with Victory Capital Services, Inc. (“VCS”) with respect to each mutual fund series of the Registrant.
	(3)(b)	Amendment dated August 19, 2015, to the Distribution Agreement with VCS with respect to each mutual fund series of the Registrant.
	(3)(c)	Schedule I to the Distribution Agreement, current as of December 6, 2022.
(f)		Bonus or Profit Sharing Contracts. None.
(g)		Custodian Agreements.
	(1)(a)	Global Custodial Services Agreement with Citibank, N.A. dated August 5, 2008.
	(1)(b)	Amendment and Joinder to the Global Custodial Services Agreement dated August 19, 2015.
	(1)(c)	Amendment and Joinder to the Master Global Custodial Services Agreement, dated July 15, 2016.
	(1)(d)	Amendment and Joinder to the Master Global Custodial Services Agreement, dated August 24, 2016.
	(1)(e)	Amendment and Joinder to the Master Global Custodial Services Agreement, dated February 27, 2017.
	(1)(f)	Amendment and Joinder to the Master Global Custodial Services Agreement, dated March 1, 2019.
	(1)(g)	Amendment and Joinder to the Master Global Custodial Services Agreement, dated June 18, 2020.
	(1)(h)	Amendment and Joinder to the Master Global Custodial Services Agreement, dated September 10, 2020.
	(1)(i)	Amendment and Joinder to the Master Global Custodial Services Agreement, dated August 31, 2020.
	(1)(j)	Amendment and Joinder to the Master Global Custodial Services Agreement, dated December 2, 2020.
	(1)(k)	Amendment and Joinder to the Master Global Custodial Services Agreement, dated January 1, 2021.
	(1)(l)	Amendment and Joinder to the Master Global Custodial Services Agreement, dated May 18, 2021.
	(1)(m)	Amendment and Joinder to the Master Global Custodial Services Agreement, dated August 30, 2022.
	(l)(m)	Amendment to the Master Global Custodial Services Agreement, dated April 24, 2023.
(h)		Other Material Contracts.
	(1)	Revised Form of Broker-Dealer Agreement with respect to each mutual fund series of the Registrant.
	(2)(a)	Administration and Fund Accounting Agreement with respect to each mutual fund series of the Registrant, dated July 1, 2006, with Victory Capital Management Inc.
	(2)(b)	Amendment No. 1 dated July 1, 2009, to the Administration and Fund Accounting Agreement.
	(2)(c)	Amendment No. 2 dated July 1, 2012, to the Administration and Fund Accounting Agreement.
	(2)(d)	Amendment No. 3 dated May 21, 2015, to the Administration and Fund Accounting Agreement.
	(2)(e)	Amendment No. 4 dated August 19, 2015, to the Administration and Fund Accounting Agreement.
	(2)(f)	Amendment No. 5 dated August 24, 2016, to the Administration and Fund Accounting Agreement.

(2)(g)	Amendment No. 6 dated February 28, 2018, to the Administration and Fund Accounting Agreement.
(2)(h)	Amendment No. 7 dated February 27, 2019, to the Administration and Fund Accounting Agreement.
(2)(i)	Amendment No. 8 dated June 18, 2020, to the Administration and Fund Accounting Agreement.
(2)(j)	Amendment No 9 dated December 2, 2020, to the Administration and Fund Accounting Agreement.
(2)(k)	Amendment No 10 dated May 18, 2021, to the Administration and Fund Accounting Agreement.
(2)(l)	Amendment No. 11 dated November 18, 2021, to the Administration and Fund Accounting Agreement dated July 1, 2006.
(2)(m)	Amendment No. 12 dated May 24, 2022, to the Administration and Fund Accounting Agreement.
(2)(n)	Amendment No. 13 dated August 30, 2022, to the Administration and Fund Accounting Agreement.
(2)(o)	Amendment No. 14 dated January 1, 2023, to the Administration and Fund Accounting Agreement.
(2)(p)	Amendment No. 15 dated May 23, 2023, to the Administration and Fund Accounting Agreement. (filed herewith)
(3)(a)	Transfer Agency Agreement with FIS Investor Services LLC (“FIS”) dated November 7, 2015, with respect to each mutual fund series of the Registrant.
(3)(b)	Amendment dated November 1, 2016, to the Transfer Agency Agreement.
(3)(c)	Amendment dated February 22, 2021, to the Transfer Agency Agreement.
(3)(d)	Amendment dated August 24, 2021, to the Transfer Agency Agreement.
(3)(e)	Data Protection Addendum dated May 30, 2018, to the Transfer Agency Agreement.
(4)(a)	Transfer Agency Services Agreement with Citibank, N.A. dated February 27, 2017, with respect to exchange-traded fund series of the Registrant.
(4)(b)	Amendment No. 1 dated March 1, 2019, to the Transfer Agency Agreement with Citibank, N.A.
(4)(c)	Amendment No. 2 dated June 18, 2020, to the Transfer Agency Agreement with Citibank N.A.
(4)(d)	Amendment No. 3 dated May 18, 2021, to the Transfer Agency Agreement with Citibank N.A.
(4)(e)	Amendment No. 4 dated August 30, 2022, to the Transfer Agency Agreement with Citibank N.A.
(4)(f)	Amendment No. 5 dated September 30, 2022, to the Transfer Agency Agreement with Citibank N.A. (filed herewith)
(4)(g)	Amendment No. 6 dated April 24, 2023, to the Transfer Agency Agreement with Citibank N.A. (filed here- with)
(5)(a)	Sub-administration and Sub-accounting Services Agreement dated October 1, 2015.
(5)(b)	Amendment to the Sub-administration and Sub-accounting Services Agreement dated February 27, 2017.
(5)(c)	Amendment No. 2 dated February 28, 2018, to the Sub-administration and Sub-accounting Services Agree- ment.
(5)(d)	Amendment No. 3 dated February 27, 2019, to the Sub-administration and Sub-accounting Services Agree- ment.
(5)(e)	Amendment No. 4 dated July 1, 2019, to the Sub-administration and Sub-accounting Services Agreement.
(5)(f)	Amendment No. 5 dated June 18, 2020, to the Sub-administration and Sub-accounting Services Agreement.
(5)(g)	Amendment No. 6 dated August 25, 2020, to the Sub-administration and Sub-accounting Services Agree- ment.
(5)(h)	Amendment No. 7 dated to December 2, 2020, the Sub-administration and Sub-accounting Services Agree- ment.
(5)(i)	Amendment No. 8 dated April 1, 2021, to the Sub-administration and Sub-accounting Services Agreement.
(5)(j)	Amendment No. 9 dated November 30, 2021, to the Sub-Administration and Sub-Fund Accounting Agree- ment.
(5)(k)	Amendment No. 10 dated June 29, 2022, to the Sub-Administration and Sub-Fund Accounting Agreement.
(5)(l)	Amendment No. 11 dated August 30, 2022, to the Sub-Administration and Sub-Fund Accounting Agree- ment.
(5)(m)	Amendment No. 12 dated January 1, 2023, to the Sub-Administration and Sub-Fund Accounting Agree- ment.
(5)(n)	Amendment No. 13 dated April 24th, 2023, to the Sub-Administration and Sub-Fund Accounting Agree- ment. (filed herewith)
(6)(a)	Amended and Restated Expense Limitation Agreement between Registrant and Victory Capital dated May 1, 2021.
(6)(b)	Schedule A to the Expense Limitation Agreement, current as of May 23, 2023. (filed herewith)
(7)(a)	License Agreement dated as of May 1, 2015, between Victory Capital and Registrant.
(7)(b)	First Amendment dated April 18, 2017, to License Agreement.
(8)(a)	Global Securities Lending Agency Agreement effective November 30, 2021, between Registrant and CitiBank N.A.

	(8)(b)	Schedule A to the Global Securities Lending Agency Agreement, current as of April 23, 2023. (filed here- with)
(i)	(1)	Opinion of Morris, Nichols, Arsht & Tunnell LLP dated October 28, 2022, relating to the VictoryShares ETFs.
(i)	(2)	Opinion of Morris, Nichols, Arsht & Tunnell LLP dated October 6, 2022, relating to the VictoryShares WestEnd U.S. Sector ETF.
(i)	(3)
Opinion of Morris, Nichols, Arsht & Tunnell LLP dated October 26, 2022, relating to the Victory Market
Neutral Income Fund and Victory US 500 Enhanced Volatility Wtd Index Fund, and relevant share classes.

	(4)	Opinion of Morris, Nichols, Arsht & Tunnell LLP, relating to the VictoryShares Free Cash Flow ETF. (filed herewith)
	(5)	Opinion of Morris, Nichols, Arsht & Tunnell LLP, relating to the VictoryShares Small Cap Free Cash Flow ETF. (to be filed by amendment)
(j)	(1)(a)	Consent of Sidley Austin LLP dated October 28, 2022.
	(1)(b)	Consent of Sidley Austin LLP dated October 26, 2022.
	(1)(c)	Consent of Sidley Austin LLP dated June 16, 2023. (filed herewith)
(j)	(2)(a)	Consent of Independent Registered Public Accounting Firm with respect to the Victory Portfolios II Mutual Funds June 30 fiscal year end funds.
	(2)(b)	Consent of Independent Registered Public Accounting Firm with respect to the Victory Portfolios II VictoryShares ETFs June 30 fiscal year end funds.
(k)		Omitted Financial Statements. None.
(l)		Initial Capital Agreements. Subscription Agreement between the Trust and the Initial Investor.
(m)		Rule 12b-1 Plans
	(1)(a)	Revised Class A Master Distribution Plan Pursuant to Rule 12b-1 with respect to each mutual fund series of the Registrant.
	(1)(b)	Amended Exhibit A current as of December 2, 2020.
	(2)(a)	Revised Class C Master Distribution Plan Pursuant to Rule 12b-1 with respect to each mutual fund series of the Registrant.
	(2)(b)	Amended Exhibit A current as of December 2, 2020.
	(3)(a)	Amended and Restated Distribution Plan Pursuant to Rule 12b-1 with respect to each exchange-traded fund series of the Registrant.
	(3)(b)	Form of Amended Schedule A. (filed herewith)
(n)		Rule 18f-3 Plan
	(1)(a)	Amended and Restated Rule 18f-3 Multi-Class Plan, amended and restated February 2, 2021.
	(1)(b)	Schedule A to Amended and Restated Rule 18f-3 Multi-Class Plan, current as February 2, 2021.
(o)		Reserved.
(p)		Codes of Ethics
	(1)	Code of Ethics for the Registrant, as revised February 28, 2018.
	(3)	Code of Ethics for Victory Capital, VCS, and WestEnd Advisors, LLC, dated January 1, 2022.
	(4)	Code of Ethics for Foreside amended June 4, 2021.

Item 29. Persons Controlled by or Under Common Control with the Registrant
Information pertaining to persons controlled by, or under common control with Registrant is hereby incorporated by reference to the section captioned “Management of the Trust” in the Statement of Additional Information (“SAI”).
Item 30. Indemnification.
Reference is made to Article VIII of the Registrant’s Second Amended and Restated Agreement and Declaration of Trust, Section 8 of the Investment Advisory Agreement, Section 6 of the ETF Distribution Agreement with Foreside, Section 5 of the Distribution Agreement with VCA, Section 12 of the Global Custodial Services Agreement with Citibank, N.A., Section 9 of the Administration and Fund Accounting Agreement with Victory Capital, Section 7 of the Transfer Agency Services Agreement with Citibank, N.A. and Section 13 of the Form of Transfer Agency Agreement with FIS, each of which is incorporated by reference to the Exhibits. The Registrant has obtained from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions. In no event will the Registrant indemnify any of its trustees, officers, employees, or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or under his agreement with the Registrant. The Registrant will comply with Rule 484 under the Securities Act of 1933 (the “Securities Act”) and Release 11330 under the Investment Company Act of 1940 in connection with any indemnification.
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.
Item 31. Business and Other Connections of the Investment Adviser
Information pertaining to business and other connections of the Registrant’s investment adviser, Victory Capital Management Inc. (“VCM” or “Adviser”), is hereby incorporated by reference to the section of the Prospectus captioned “Organization and Management of the Fund” and to the section of the SAI captioned “Investment Adviser and Other Service Providers.” The Adviser is an indirect wholly-owned subsidiary of Victory Capital Holdings, Inc. (“VCH”), a publicly traded Delaware corporation.
The principal executive officers and directors of the Adviser and VCH are as follows:
David C. Brown	Director, Chairman, and Chief Executive Officer of Adviser and VCH
Kelly S. Cliff	President, Investment Franchises of Adviser and VCH, Director of Adviser
Michael D. Policarpo, II	President, Chief Financial Officer, and Chief Administrative Officer of Adviser and VCH, Director of Adviser
Nina Gupta	Chief Legal Officer and Secretary of Adviser and VCH, Director of Adviser
The business address of the foregoing individuals is 15935 La Cantera Parkway, San Antonio, Texas 78256.
To the knowledge of Registrant, none of the directors or officers of the Adviser is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.
Item 32. Principal Underwriters.
(a)(1) Shares of the mutual fund series of Victory Portfolios II are distributed by Victory Capital Services, Inc. (“VCS”). VCS also acts as principal underwriter for Victory Portfolios, Victory Variable Insurance Funds and USAA Mutual Funds Trust.
(a)(2) Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:
AB Active ETFs, Inc.

ABS Long/Short Strategies Fund
Absolute Shares Trust
Adaptive Core ETF, Series of Collaborative Investment Series Trust
AdvisorShares Trust
AFA Multi-Manager Credit Fund
AGF Investments Trust
AIM ETF Products Trust
Alexis Practical Tactical ETF, Series of Listed Funds Trust
Alpha Intelligent – Large Cap Growth ETF, Series of Listed Funds Trust
Alpha Intelligent – Large Cap Value ETF, Series of Listed Funds Trust
AlphaCentric Prime Meridian Income Fund
American Century ETF Trust
Amplify ETF Trust
Applied Finance Core Fund, Series of World Funds Trust
Applied Finance Explorer Fund, Series of World Funds Trust
Applied Finance Select Fund, Series of World Funds Trust
ARK ETF Trust
ASYMmetric ETFs Trust
Bitwise Funds Trust
Bluestone Community Development Fund
BondBloxx ETF Trust
Braddock Multi-Strategy Income Fund, Series of Investment Managers Series Trust
Bridgeway Funds, Inc.
Brinker Capital Destinations Trust
Brookfield Real Assets Income Fund Inc.
Build Funds Trust
Calamos Convertible and High Income Fund
Calamos Convertible Opportunities and Income Fund
Calamos Dynamic Convertible and Income Fund
Calamos Global Dynamic Income Fund
Calamos Global Total Return Fund
Calamos Strategic Total Return Fund
Carlyle Tactical Private Credit Fund
Cboe Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
Cboe Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
Cboe Vest US Large Cap 10% Buffer VI Fund, Series of World Funds Trust
Cboe Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
Cboe Vest US Large Cap 20% Buffer VI Fund, Series of World Funds Trust
Center Coast Brookfield MLP & Energy Infrastructure Fund
Changebridge Capital Long/Short ETF, Series of Listed Funds Trust
Changebridge Capital Sustainable Equity ETF, Series of Listed Funds Trust
Clifford Capital Focused Small Cap Value Fund, Series of World Funds Trust
Clifford Capital International Value Fund, Series of World Funds Trust
Clifford Capital Partners Fund, Series of World Funds Trust
Cliffwater Corporate Lending Fund
Cliffwater Enhanced Lending Fund
Cohen & Steers Infrastructure Fund, Inc.
Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
CornerCap Group of Funds
CrossingBridge Pre-Merger SPAC ETF, Series of Trust for Professional Managers
Curasset Capital Management Core Bond Fund, Series of World Funds Trust
Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
Davis Fundamental ETF Trust
Defiance Daily Short Digitizing the Economy ETF, Series of ETF Series Solutions
Defiance Digital Revolution ETF, Series of ETF Series Solutions
Defiance Hotel, Airline, and Cruise ETF, Series of ETF Series Solutions
Defiance Next Gen Connectivity ETF, Series of ETF Series Solutions

Defiance Next Gen H2 ETF, Series of ETF Series Solutions
Defiance Quantum ETF, Series of ETF Series Solutions
Direxion Shares ETF Trust
Dividend Performers ETF, Series of Listed Funds Trust
Dodge & Cox Funds
DoubleLine ETF Trust
DoubleLine Opportunistic Credit Fund
DoubleLine Yield Opportunities Fund
Eaton Vance NextShares Trust
Eaton Vance NextShares Trust II
EIP Investment Trust
Ellington Income Opportunities Fund
Esoterica Thematic ETF Trust
ETF Opportunities Trust
Evanston Alternative Opportunities Fund
Exchange Listed Funds Trust
Fiera Capital Series Trust
FlexShares Trust
FOMO ETF, Series of Collaborative Investment Series Trust
Forum Funds
Forum Funds II
Goose Hollow Tactical Allocation ETF, Series of Collaborative Investment Series Trust
Grayscale Future of Finance ETF, Series of ETF Series Solutions
Grizzle Growth ETF, Series of Listed Funds Trust
Guinness Atkinson Funds
Harbor ETF Trust
Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust
Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
IDX Funds
Innovator ETFs Trust
Ironwood Institutional Multi-Strategy Fund LLC
Ironwood Multi-Strategy Fund LLC
John Hancock Exchange-Traded Fund Trust
Kelly Strategic ETF Trust
LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust
LifeGoal Conservative Wealth Builder ETF, Series of Northern Lights Fund Trust II
LifeGoal Home Down Payment ETF, Series of Northern Lights Fund Trust II
LifeGoal Wealth Builder ETF, Series of Northern Lights Fund Trust II
Mairs & Power Balanced Fund, Series of Trust for Professional Managers
Mairs & Power Growth Fund, Series of Trust for Professional Managers
Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
Manor Investment Funds
Merk Stagflation ETF, Series of Listed Funds Trust
Milliman Variable Insurance Trust
Mindful Conservative ETF, Series of Collaborative Investment Series Trust
Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
Mohr Growth ETF, Series of Collaborative Investment Series Trust
Morgan Creek - Exos Active SPAC Arbitrage ETF, Series of Listed Funds Trust
Morningstar Funds Trust
OTG Latin American Fund, Series of World Funds Trust
Overlay Shares Core Bond ETF, Series of Listed Funds Trust
Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust

Palmer Square Opportunistic Income Fund
Partners Group Private Income Opportunities, LLC
PENN Capital Funds Trust
Performance Trust Mutual Funds, Series of Trust for Professional Managers
Perkins Discovery Fund, Series of World Funds Trust
Philotimo Focused Growth and Income Fund, Series of World Funds Trust
Plan Investment Fund, Inc.
PMC Funds, Series of Trust for Professional Managers
Point Bridge America First ETF, Series of ETF Series Solutions
Preferred-Plus ETF, Series of Listed Funds Trust
Putnam ETF Trust
Quaker Investment Trust
Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
Rareview Inflation/Deflation ETF, Series of Collaborative Investment Series Trust
Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
Renaissance Capital Greenwich Funds
Revere Sector Opportunity ETF, Series of Collaborative Investment Series Trust
Reynolds Funds, Inc.
RiverNorth Enhanced Pre-Merger SPAC ETF, Series of Listed Funds Trust
RiverNorth Patriot ETF, Series of Listed Funds Trust (f/k/a RiverNorth Volition America Patriot ETF)
RMB Investors Trust
Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
Roundhill BITKRAFT Esports & Digital Entertainment ETF, Series of Listed Funds Trust
Roundhill Cannabis ETF, Series of Listed Funds Trust
Roundhill IO Digital Infrastructure ETF, Series of Listed Funds Trust
Roundhill MEME ETF, Series of Listed Funds Trust
Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
Rule One Fund, Series of World Funds Trust
Salient MF Trust
Securian AM Balanced Stabilization Fund, Series of Investment Managers Series Trust
Securian AM Equity Stabilization Fund, Series of Investment Managers Series Trust
Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
SHP ETF Trust
Six Circles Trust
Sound Shore Fund, Inc.
Sparrow Funds
Spear Alpha ETF, Series of Listed Funds Trust
STF Tactical Growth & Income ETF, Series of Listed Funds Trust
STF Tactical Growth ETF, Series of Listed Funds Trust
Strategy Shares
Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
Syntax ETF Trust
Teucrium Agricultural Strategy No K-1 ETF, Series of Listed Funds Trust
The B.A.D. ETF, Series of Listed Funds Trust
The Community Development Fund
The De-SPAC ETF, Series of Collaborative Investment Series Trust
The Finite Solar Finance Fund
The Private Shares Fund (f/k/a SharesPost 100 Fund)
The Short De-SPAC ETF, Series of Collaborative Investment Series Trust
The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
Third Avenue Trust
Third Avenue Variable Series Trust
Tidal ETF Trust
Tidal ETF Trust II
TIFF Investment Program

Timothy Plan High Dividend Stock Enhanced ETF, Series of The Timothy Plan
Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
Timothy Plan International ETF, Series of The Timothy Plan
Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
Timothy Plan US Large/Mid Core Enhanced ETF, Series of The Timothy Plan
Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
Total Fund Solution
Touchstone ETF Trust
TrueShares ESG Active Opportunities ETF, Series of Listed Funds Trust
TrueShares Low Volatility Equity Income ETF, Series of Listed Funds Trust
TrueShares Structured Outcome (April) ETF, Series of Listed Funds Trust
TrueShares Structured Outcome (August) ETF, Series of Listed Funds Trust
TrueShares Structured Outcome (December) ETF, Series of Listed Funds Trust
TrueShares Structured Outcome (February) ETF, Series of Listed Funds Trust
TrueShares Structured Outcome (January) ETF, Series of Listed Funds Trust
TrueShares Structured Outcome (July) ETF, Series of Listed Funds Trust
TrueShares Structured Outcome (June) ETF, Series of Listed Funds Trust
TrueShares Structured Outcome (March) ETF, Series of Listed Funds Trust
TrueShares Structured Outcome (May) ETF, Listed Funds Trust
TrueShares Structured Outcome (November) ETF, Series of Listed Funds Trust
TrueShares Structured Outcome (October) ETF, Series of Listed Funds Trust
TrueShares Structured Outcome (September) ETF, Series of Listed Funds Trust
TrueShares Technology, AI & Deep Learning ETF, Series of Listed Funds Trust
Tuttle Capital Short Innovation ETF, Series of Collaborative Investment Series Trust
U.S. Global Investors Funds
Union Street Partners Value Fund, Series of World Funds Trust
Variant Alternative Income Fund
Variant Impact Fund
VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II
VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
VictoryShares Nasdaq Next 50 ETF, Series of Victory Portfolios II
VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II
VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II
VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
VictoryShares Core Intermediate Bond ETF, Series of Victory Portfolios II
VictoryShares Short-Term Bond ETF, Series of Victory Portfolios II
VictoryShares US Emerging Markets Value Momentum ETF, Series of Victory Portfolios II
VictoryShares US International Value Momentum ETF, Series of Victory Portfolios II
VictoryShares US Small Mid Cap Value Momentum ETF, Series of Victory Portfolios II
VictoryShares US Value Momentum ETF, Series of Victory Portfolios II
VictoryShares THB Mid-Cap ESG ETF, Series of Victory Portfolios II
VictoryShares Core Plus Intermediate Bond ETF, Series of Victory Portfolios II
VictoryShares Corporate Bond ETF, Series of Victory Portfolios II
VictoryShares WestEnd U.S. Sector ETF, Series of Victory Portfolios II
VictoryShares Free Cash Flow ETF, Series of Victory Portfolios II
Walthausen Funds
West Loop Realty Fund, Series of Investment Managers Series Trust
WisdomTree Trust
WST Investment Trust
XAI Octagon Floating Rate & Alternative Income Term Trust

(b)(1) VCS, 4900 Tiedeman Road, Brooklyn, Ohio 44144, acts solely as distributor for the investment companies listed above. The officers of VCS, all of whose principal business address is set forth above, are:
Name	Positions and Offices with Underwriter	Positions and Offices with Registrant
David C. Brown	Director	Trustee
Michael D. Policarpo, II	Director	None
Charles Mathes	Director, Chief Compliance Officer	None
Donald Inks	Chief Operations Officer	None
Christopher Dyer	President	President
Christopher Ponte	Chief Financial Officer	Assistant Treasurer
(b)(2) The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.
Name	Position and Offices with Underwriter	Positions and Offices with Registrant
Teresa Cowan	President/Manager	None
Chris Lanza	Vice President	None
Kate Macchia	Vice President	None
Nanette K. Chern	Vice President and Chief Compliance Officer	None
Kelly B. Whetstone	Secretary	None
Susan L. LaFond	Treasurer	None
(c)
Not applicable.
Item 33. Location of Accounts and Records.
(1)
Victory Capital Management Inc., 15935 La Cantera Parkway, San Antonio, Texas 78256 (records relating to its functions as investment adviser and administrator).
(2)
Citibank, N.A., 388 Greenwich St., New York, New York 10013 (records relating to its function as custodian and transfer agent for certain funds).
(3)
Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, Ohio 43219 (records relating to its functions as sub-administrator and sub-fund accountant).
(4)
FIS Investor Services LLC, 4249 Easton Way, Suite 400, Columbus, Ohio 43219 (records relating to its functions as transfer agent and dividend disbursing agent for certain funds).
(5)
Victory Capital Services, Inc., 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144 (records relating to its function as distributor for certain funds).
(6)
Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101 (records relating to function as distributor for certain funds).
Item 34. Management Services. Not applicable.
Item 35. Undertakings. Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of San Antonio and state of Texas, on the 16th day of June 2023.
VICTORY PORTFOLIOS II
(Registrant)
By:/s/ James K. DeVries

James K. DeVries
(Principal Executive Officer)
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 16th day of June 2023.
Signature	Title
/s/ James K. DeVries James K. DeVries	President (Principal Executive Officer)
/s/ Allan Shaer Allan Shaer	Treasurer (Principal Accounting Officer and Principal Financial Officer)
* David Brooks Adcock	Trustee
* Nigel D.T. Andrews	Trustee
* E. Lee Beard	Trustee
* David C. Brown	Trustee
* Dennis M. Bushe	Trustee
* John L. Kelly	Chairman of the Board and Trustee
* David L. Meyer	Trustee
* Gloria S. Nelund	Trustee
* Leigh A. Wilson	Trustee
*By: /s/ Jay G. Baris

Jay G. Baris
Attorney-in-Fact